As filed with the Securities and Exchange Commission on April 1, 2026

Securities Act File No. 333-292669

Investment Company Act File No. 811-24155

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☐
Post-Effective Amendment No.	☐

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 1	☐

GCM GROSVENOR PRIVATE EQUITY CAPITAL OPPORTUNITIES FUND

(Exact name of Registrant as specified in Charter)

900 North Michigan Avenue, Suite 1100

Chicago, IL 60611-6558

(Address of principal executive offices)

(312) 506-6500

(Registrant’s telephone number)

900 North Michigan Avenue, Suite 1100

Chicago, IL 60611-6558

(Name and address of agent for service)

Copy to:

Ryan P. Brizek

Neesa P. Sood

Simpson Thacher & Bartlett LLP

900 G Street, N.W.

Washington, DC 20001

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to section 8(c) of the Securities Act:

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:    .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“1940 Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the 1940 Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).

☐

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Preliminary Prospectus

Subject to Completion, dated April 1, 2026

GCM Grosvenor Private Equity Capital Opportunities Fund

Class [S] Shares

Class [D] Shares

Class [I] Shares

    , 2026

GCM Grosvenor Private Equity Capital Opportunities Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company with no operating history. GCM Grosvenor Wealth L.P. (the “Adviser”), a subsidiary of GCM Grosvenor L.P. (formerly, Grosvenor Capital Management, L.P.) (“GCM Grosvenor”), serves as the Fund’s investment adviser and is responsible for making investment decisions for the Fund’s portfolio.

The Fund’s investment objective is to seek to provide long-term capital appreciation.

The Fund will seek to achieve its investment objective primarily through investments in private equity transactions (“Private Equity Assets”) in sectors including, but not limited to, business services, consumer staples, financials, healthcare, industrials, and information technology sectors. Investments in Private Equity Assets will generally be made in the Organisation for Economic Co-operation and Development (“OECD”) countries, principally in North America and Western Europe.

To manage the liquidity of its investment portfolio, the Fund intends to invest a portion of its assets in liquid investments, including cash, cash equivalents, fixed income securities and other credit instruments, other short-term investments, money market funds, mutual funds and listed companies such as exchange-traded funds (“ETFs”) (collectively, “Liquid Investments”).

This prospectus (the “Prospectus”) applies to the offering of [three] separate classes of shares of beneficial interest in the Fund (“Shares”) designated as Class [S], Class [D] and Class [I] Shares. The Shares will generally be offered as of the first business day of each month, with a purchase price based on the net asset value (“NAV”) per Share as of the last business day of the immediately preceding month. No person who is admitted as a shareholder of the Fund (a “Shareholder”) will have the right to require the Fund to redeem its Shares.

Simultaneous with the commencement of the Fund’s operations, GCM Grosvenor Private Equity Capital Opportunities Holdings, LLC (the “Predecessor Fund”) is expected to reorganize into the Fund (the “Reorganization”). The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund.

The Reorganization is subject to approval by the Fund’s board of directors (the “Board”) and the Predecessor Fund’s general partner and limited partners. In considering whether to approve the Reorganization, the Board will consider whether participation in the Reorganization is in the best interests of the Fund and whether the interests of the Fund’s existing Shareholders will be diluted as a result of the Reorganization. There is no guarantee that the Reorganization will be approved or consummated. In the event the Reorganization is not consummated, the Fund will invest the proceeds from the sale of its Shares in accordance with its investment objective and strategies.

	Per Class [S] Share	Per Class [D] Share	Per Class [I] Share	Total
Public Offering Price(1)	Current NAV	Current NAV	Current NAV	Amount invested at NAV
Sales Load(2)	[None]	[None]	[None]
Proceeds to the Fund(2)	Current NAV	Current NAV	Current NAV	Amount invested at NAV

(1)

[ ] (the “Distributor”) acts as principal underwriter for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The Distributor is not obligated to sell any specific number of shares, nor have arrangements been made to place Shareholders’ funds in escrow, trust, or similar arrangement. Class [S] Shares, Class [D] Shares and Class [I] Shares are or will be continuously offered at a price per Share equal to the NAV per Share for such class. Each Share class will initially be offered at $[ ] per Share. Generally, the stated minimum investment by an investor in the Fund is $[ ] with respect to Class [S] Shares and Class [D] Shares and $[ ] with respect to Class [I] Shares. The stated minimum investment for Class [I] Shares may be reduced for certain investors as described under “Purchasing Shares.” The minimum additional investment in the Fund is $[ ]. The Fund may, in its sole discretion, accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than $[ ] and incremental contributions are not less than $[ ].

(2)

No upfront sales load will be paid with respect to Class [S], Class [D] Shares or Class [I] Shares, however, if you buy Class [S] or Class [D] Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a [ ]% cap on NAV for Class [S] Shares and a [ ]% cap on NAV for Class [D] Shares. Financial intermediaries will not charge such fees on Class [I] Shares. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. Please consult your financial intermediary for additional information.

The Fund intends to submit an application to the Securities and Exchange Commission (the “SEC”) for an exemptive order that permits the Fund to offer multiple classes of shares (the “Exemptive Relief”). If granted, the Exemptive Relief will permit the Fund to, among other things, (i) designate multiple classes of Shares; and (ii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. If such Exemptive Relief has not been granted when the Fund commences this offering, the Fund expects to offer only Class [I] Shares until any such Exemptive Relief is granted. There is no guarantee that the SEC will grant the Fund such Exemptive Relief.

Investments in the Fund may be made only by eligible investors that are “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.

An investment in the Fund is speculative with a substantial risk of loss and risk associated with the Fund’s potential use of leverage. The Fund and the Adviser do not guarantee any level of return or risk on investments and there can be no assurance that the Fund’s investment objective will be achieved. You should carefully consider these risks together with all of the other information contained in this Prospectus before making a decision to invest in the Fund.

•	The Fund has no operating history.

•

Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through limited tender offers. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate their Shares. The Adviser intends to recommend that, in normal market circumstances, the Fund’s Board of Trustees conduct quarterly tender offers of no more than 5% of the Fund’s NAV. See “Repurchase of Shares” below.

•	An investment in the Fund may not be suitable for investors who may need the money they invested in a specified timeframe.

•

Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s agreement and declaration of trust. See “Transfer Restrictions” below.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•

The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as the sale of assets, borrowings, return of capital, offering proceeds or from temporary waivers or expense reimbursements borne by the Adviser or its affiliates that may be subject to reimbursement to the Adviser or its affiliates.

•

The Fund invests in Private Equity Assets and portfolios, funds or other investment vehicles that make or hold investments in multiple Private Equity Assets (“Private Equity Funds”). Private Equity Assets and Private Equity Funds (collectively, the “Private Equity Investments”) are subject to certain risks, including risks related to illiquidity, indirect fees, valuation, limited operating histories, and limited information regarding underlying investments. See “Principal Investment Related Risks” below. In connection with the Fund’s investments in Private Equity Investments, the Fund may hold a significant portion of its assets in cash and cash equivalents in support of unfunded commitments.

•

The Fund has reserved the authority to create a leveraged capital structure (i.e., through the issuance of preferred shares). See “Risks—Principal Investment Related Risks—The Fund may utilize leverage.”

•	The Fund may not qualify for the intended tax treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

•	The Fund will be subject to corporate-level U.S. federal income tax on all of its net income if it is unable to maintain RIC tax treatment under the Code.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Shares and retain it for future reference. A Statement of Additional Information (the “SAI”), dated [ ], containing additional information about the Fund, has been filed with the SEC and, as amended from time to time, is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, as well as free copies of the Fund’s Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), when available, and other information about the Fund by calling [(646) 362-3700], by writing to the Fund at 900 North Michigan Avenue, Suite, 1100, Chicago, IL 60611 or by visiting [website]. You can get the same information for free from the SEC’s website, https://www.sec.gov, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

As permitted by regulations adopted by the SEC, paper copies of the Fund’s Shareholder Reports (when available) will not be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund’s website, free of charge, at www.[ ].com, and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, a security in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in that jurisdiction.

The Fund’s Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

[ ] (the “Distributor”) acts as principal underwriter for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of the Distributor is [ ].

SUMMARY OF OFFERING TERMS

The following information is only a summary and does not contain all of the information that you should consider before investing in GCM Grosvenor Private Equity Capital Opportunities Fund (the “Fund”). You should carefully read the more detailed information appearing elsewhere in this Prospectus, the Statement of Additional Information and the Amended and Restated Declaration of Trust of the Fund (the “Declaration of Trust”).

The Fund

The Fund is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as a tender offer fund. The Fund will sell its Shares of beneficial interest (“Shares”) only to eligible investors that are “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Simultaneous with the commencement of the Fund’s operations, GCM Grosvenor Private Equity Capital Opportunities Holdings, LLC (the “Predecessor Fund”) is expected to reorganize into the Fund (the “Reorganization”). The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund.

The Reorganization is subject to approval by the Fund’s board of trustees (the “Board”) and the Predecessor Fund’s general partner and limited partners. In considering whether to approve the Reorganization, the Board will consider whether participation in the Reorganization is in the best interests of the Fund and whether the interests of the Fund’s existing Shareholders will be diluted as a result of the Reorganization. There is no guarantee that the Reorganization will be approved or consummated. In the event the Reorganization is not consummated, the Fund will invest the proceeds from the sale of its Shares in accordance with its investment objective and strategies.

The Fund intends to submit an application to the Securities and Exchange Commission (the “SEC”) for an exemptive order to permit the Fund to offer multiple classes of shares. If granted, the exemptive relief will permit the Fund to, among other things, (i) designate multiple classes of Shares; and (ii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. If such relief has not been granted when the Fund commences this offering, the Fund expects to offer only Class [I] Shares until any such relief is granted. There is no guarantee that the SEC will grant the Fund such an exemptive order.

The business operations of the Fund are managed and supervised under the Board, subject to the laws of the State of Delaware and the Fund’s Declaration of Trust. The Board is comprised of [ ] trustees, a majority of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Board has overall responsibility for the management and supervision of the business operations of the Fund.

The Investment Adviser	GCM Grosvenor Wealth L.P. (the “Adviser”), an investment adviser [registered with the SEC under the Advisers Act], serves as the Fund’s investment adviser.

Investment Objective	The Fund’s investment objective is to seek to provide long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies

The Fund will seek to achieve its investment objective primarily through investments in private equity transactions (such investments, “Private Equity Assets”) in sectors including, but not limited to, business services, consumer staples, financials, healthcare, industrials, and information technology sectors.

The Fund expects to obtain its exposure to Private Equity Assets primarily through direct investments alongside other Sponsor Managers (“Co-Investments”), direct investments sourced or structured by the Adviser (“Originated Investments”) and investments acquiring an interest in a fund vehicle or special purpose vehicle (“SPV”) that holds a single business or asset (or a group of affiliated businesses or assets) that is known prior to the investment (“Single-Asset Secondaries”). To a lesser extent over time, the Fund may acquire investments in portfolios, funds or other investment vehicles that make or hold investments in multiple Private Equity Assets (“Private Equity Funds”), primarily through secondaries transactions involving multiple underlying Private Equity Assets (“Multi-Asset Secondaries”). Investments in Private Equity Assets and Private Equity Funds are collectively referred to as “Private Equity Investments.”

The portfolio will be allocated strategically by the Adviser, who is an affiliate of GCM Grosvenor, one of the largest and most tenured alternative asset managers globally, with a deep history investing across the spectrum of alternative assets and private equity. GCM Grosvenor and its affiliates have committed over $[41] billion across over [1,300] private equity investments and have committed to over [245] direct investments in Private Equity Assets. The Adviser expects that the Fund will greatly benefit from GCM Grosvenor’s access to a broad range of private equity transactions, global network of sponsor relationships, large and experienced senior team, disciplined and repeatable investment processes, and experience managing diversified private equity portfolios.

The Fund expects to invest across a variety of investment sectors, deal sizes and geographies, and alongside a variety of potential partners. Some such partners may be independent investment managers that (i) lead a transaction investing directly into a Private Equity Asset, typically through a pooled investment vehicle managed by the independent investment manager or (ii) manage a Private Equity Fund (“Sponsor Managers”). The Fund expects to invest primarily in established, cash-generative companies where operational improvements, strategic initiatives, or add-on acquisitions can drive growth, emphasizing buyout-style investments with downside protection and identifiable operational value creation drivers. The Adviser believes this provides the most attractive “risk-adjusted return” opportunity for investment. A “risk-adjusted return” measures an investment’s return after taking into account the degree of risk that was taken to achieve it. Investments in Private Equity Assets will generally be made in the Organisation for Economic Co-operation and Development (“OECD”) countries, principally in North America and Western Europe.

Additionally, the Fund also expects to have exposure to Private Equity Assets in the “Middle Market,” which the Adviser defines as companies with total enterprise values of $1.5 billion or less – often generating $20 million to $100 million of earnings before interest, taxes, depreciation and amortization (“EBITDA”) – with target companies primarily located in North America and Western Europe. The Adviser believes that the Middle Market represents one of the most attractive and resilient segments of the private equity landscape, offering a large, diversified universe of established businesses with identifiable value- creation potential. Since the inception of GCM Grosvenor’s private equity practice in 1999, the Adviser has developed and maintained an expertise in middle- and lower-middle-market opportunities, which it views as a core source of differentiated return potential relative to larger-cap buyouts.

The Fund intends to invest a portion of its assets in liquid investments, including cash, cash equivalents, fixed income securities and other credit instruments, other short-term investments, money market funds, mutual funds and listed companies such as exchange-traded funds (“ETFs”) (collectively, “Liquid Investments”). The Adviser’s portfolio construction approach is designed to maintain a relatively high level of exposure to Private Equity Assets while still managing liquidity to satisfy Shareholder repurchases.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Private Equity Investments. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Private Equity Funds or SPVs controlled by unaffiliated general partners that will acquire a Private Equity Investment, in each case that the Fund reasonably expects to be called in the future, as qualifying Private Equity Investments for purposes of its 80% policy. This policy may be changed by the Board with at least 60 days’ prior notice to Shareholders.

The Fund is permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its total assets in accordance with the 1940 Act. The Fund may establish one or more credit lines to borrow money for a range of purposes, including for the purpose of funding investments, to satisfy tender requests, to support the hedging program of the Fund, to manage timing issues in connection with the inflows of additional capital, to otherwise satisfy Fund liabilities or obligations, or for investment purposes. There is no assurance, however, that the Fund will be able to enter into a credit line or that it will be able to timely repay any borrowings under such credit line, which may result in the Fund incurring leverage on its portfolio investments from time to time. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage. See “Hedging” for more information about the Fund’s hedging program.

The Fund may make investments directly or indirectly through one or more wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”). The Fund may form a Subsidiary in order to pursue its investment objective and strategies in a potentially tax-efficient manner or for the purpose of facilitating its use of permitted borrowings. Except as otherwise provided, references to the Fund’s investments also will refer to any Subsidiary’s investments.

If the Fund uses one or more Subsidiaries to make investments, they will bear their respective organizational and operating fees, costs, expenses and liabilities and, as a result, the Fund will directly or indirectly bear these fees, costs, expenses and liabilities. The Fund and its Subsidiaries will have the same investment strategies and will be subject to the same investment restrictions and limitations on a consolidated basis. In addition, the Subsidiaries will be consolidated subsidiaries of the Fund and the Fund complies with the provisions of the 1940 Act governing capital structure and leverage on an aggregate basis with the Subsidiaries. The Adviser will serve as investment adviser to the Fund and each Subsidiary. The Subsidiaries will comply with the provisions relating to affiliated transactions and custody of the 1940 Act. [ ] will serve as the custodian to the Subsidiaries. The Fund does not intend to create or acquire primary control of any entity which engages in investment activities in securities or other assets other than entities wholly-owned by the Fund.

The Adviser will not cause the Fund to engage in certain negotiated investments alongside affiliates unless the Adviser or GCM Grosvenor L.P. (formerly, Grosvenor Capital Management, L.P.) (“GCM Grosvenor”) has received an order from the SEC granting an exemption from Section 17 of the 1940 Act or unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations thereof, as expressed in SEC no-action letters or other available guidance. The Adviser and the Fund will rely on an exemptive order from the SEC that permits the Fund to, among other things and subject to the conditions of the order, invest in privately-placed investments that involve the negotiation of certain terms of the securities to be purchased (other than price-related terms).

The Fund and the Adviser do not guarantee any level of return or risk on investments and there can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.

Principal Risk Factors

Investing in the Fund involves risks, including the risk that a Shareholder may receive little or no return on their investment or that a Shareholder may lose part or all of their investment. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Risks.” Shareholders should consider carefully the following principal risks before investing in the Fund:

•

The Fund has no operating history.

•

Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through limited tender offers. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at an investor’s option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate their Shares. The Adviser intends to recommend that, in normal market circumstances, the Board conduct quarterly tender offers of no more than 5% of the Fund’s NAV. See “Repurchase of Shares” below.

•

An investment in the Fund may not be suitable for investors who may need the money they invested in a specified timeframe.

•

Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Declaration of Trust. See “Transfer Restrictions” below.

•

The amount of distributions that the Fund may pay, if any, is uncertain.

•

The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as the sale of assets, borrowings, return of capital, offering proceeds or from temporary waivers or expense reimbursements borne by the Adviser or its affiliates that may be subject to reimbursement to the Adviser or its affiliates.

•

The Fund invests in Private Equity Investments. Private Equity Investments are subject to certain risks, including risks related to illiquidity, indirect fees, valuation, limited operating histories, and limited information regarding underlying investments. See “Principal Investment Related Risks” below. In connection with the Fund’s investments in Private Equity Investments, the Fund may hold a significant portion of its assets in cash and cash equivalents in support of unfunded commitments.

•

The Fund may not qualify for the intended tax treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

•

The Fund will be subject to corporate-level U.S. federal income tax on all of its net income if it is unable to maintain RIC tax treatment under the Code.

Distributor

[ ] (the “Distributor”) acts as principal underwriter for the Fund’s Shares and serves in that capacity on a reasonable best efforts basis, subject to various conditions, pursuant to a distribution agreement among the Fund, the Adviser and the Distributor (the “Distribution Agreement”). The Distributor is compensated for its services to the Fund pursuant to the Distribution Agreement.

The Distributor may retain additional selling agents or other financial intermediaries to place Shares. Such selling agents or other financial intermediaries may impose terms and conditions on Shareholder accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus.

Share Classes; Minimum Investments

The Fund intends to submit an application to the SEC for an exemptive order to permit the Fund to offer multiple classes of shares. If granted, the exemptive relief will permit the Fund to, among other things, (i) designate multiple classes of Shares; and (ii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. If such relief has not been granted when the Fund commences this offering, the Fund expects to offer only Class [I] Shares until any such relief is granted. There is no guarantee that the SEC will grant the Fund such an exemptive order.

The minimum initial investment in the Fund by any investor is $[ ] with respect to Class [S] Shares and Class [D] Shares, and $[ ] with respect to Class [I] Shares. The minimum additional investment in the Fund by any investor is $[ ], except for additional purchases pursuant to the dividend reinvestment plan (“DRIP”). Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than $[ ] and incremental contributions are not less than $[ ].

The stated minimum investment for Class [I] Shares may be reduced for certain investors as described under “Purchasing Shares.” In addition, the Board reserves the right to accept lesser amounts below these minimums for Trustees of the Fund and employees of GCM Grosvenor and its affiliates (“GCM Grosvenor Employees”) and vehicles controlled by such employees.

Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. Shares are subject to limitations on transferability, and liquidity will be provided only through limited tender offers.

The minimum for initial and additional investments may be waived by the Fund, in the discretion of the Adviser, for certain investors based on consideration of various factors, including the investor’s overall relationship with the Adviser, the investor’s holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time, though Shares will only be sold to investors that satisfy the Fund’s eligibility requirements. The minimum initial and additional investments may also be reduced by the Fund in the discretion of each for clients of certain registered investment advisers and other financial intermediaries based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser, the type of distribution channels offered by the intermediary and such other factors as the Adviser may consider relevant at the time.

In addition, the Fund may, in the discretion of the Adviser, aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Adviser, the Fund may also aggregate the accounts of clients of certain registered investment advisers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser, the type of distribution channels offered by the intermediary and such other factors as the Adviser may consider relevant at the time.

Eligible Investors

Although the Shares will be registered under the Securities Act of 1933, as amended (the “Securities Act”), each prospective investor in the Fund will be required to certify that it is a “qualified client” within the meaning of Rule 205-3 under the Advisers Act.

Shares are being offered to investors that are U.S. persons for U.S. federal income tax purposes. In addition, the Fund may offer Shares to non-U.S. persons subject to appropriate diligence by the Adviser and in compliance with applicable law. The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor.

Each prospective investor in the Fund should obtain the advice of their own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus, the SAI and the Declaration of Trust before deciding to invest in the Fund.

Purchasing Shares

Shares will generally be offered for purchase as of the first business day of each month, with a purchase price based on the NAV per Share as of the last business day of the immediately preceding month. For purposes of this Prospectus, a “business day” means any day other than a Saturday, Sunday or any other day on which banks in New York, New York are required by law to be closed. Fractions of Shares will be issued to one [one-thousandth] of a Share.

Although no upfront sales load will be paid with respect to Class [S], Class [D] Shares or Class [I] Shares, if you buy Class [S] Shares or Class [D] Shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that financial intermediaries limit such charges to a 3.50% cap on NAV for Class [S] Shares and a 1.50% cap on NAV for Class [D] Shares.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. An investor who misses the acceptance date will have the effectiveness of their investment in the Fund delayed until the following month.

Pending any closing, funds received from prospective investors will be placed in a non-interest bearing account with [ ], the Fund’s transfer agent (the “Transfer Agent”). On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Prospective investors whose subscriptions to purchase Shares are accepted by the Fund will become shareholders by being admitted as Shareholders.

A prospective investor must submit a completed subscription document on or prior to the acceptance date set by the Fund and notified to prospective investors. An existing Shareholder generally may subscribe for additional Shares by completing an additional subscription agreement by the acceptance date and funding such amount by the deadline. The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned promptly to the prospective investor without the deduction of any fees or expenses.

Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Prospective investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

Commitments by Anchor Investors	In connection with the Reorganization, certain investors of the Predecessor Fund (the “Anchor Investors”) will receive Class [I] Shares. The Adviser will bear the costs associated with the Reorganization. At the commencement of the Fund’s operations, the Anchor Investors will in the aggregate own of record and beneficially almost 100% of the outstanding Shares and one or more of them may be deemed to control the Fund. An Anchor Investor may continue to be deemed to control the Fund until such time as it owns 25% or less of the outstanding Shares. This ownership will fluctuate as other investors subscribe for Shares and the Fund repurchases Shares in connection with any periodic tender offers by the Fund to repurchase its Shares as its Board may authorize. Depending on the size of this ownership interest at any given point in time, it is expected that one or more of the Anchor Investors will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of Shareholders.

Taxes; RIC Status	The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually to be treated, as a RIC under Subchapter M of the Code.

As a RIC, the Fund generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that are currently distributed as dividends for U.S. federal income tax purposes to Shareholders, as applicable. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund is required, among other requirements, to meet certain specified source-of-income and asset diversification requirements and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction, each taxable year to Shareholders, as applicable. The Fund currently expects that it will meet these requirements. Nonetheless, there can be no assurance that the Fund will so qualify and be eligible.

For a discussion of certain tax risks and considerations relating to an investment in the Fund, see “Material U.S. Federal Income Tax Considerations.”

Prospective investors are urged to consult their tax advisers with respect to the specific U.S. federal, state, local, U.S. and non-U.S. tax consequences, including applicable tax reporting requirements.

Distributions

In order to qualify as a RIC under the Code, the Fund must distribute at least 90% of its “investment company taxable income” (as such term is defined in the Code) to Shareholders annually. See “Taxes; RIC Status” above and “Material U.S. Federal Income Tax Considerations.”

The Fund intends to make distributions in one or more payments on an annual basis in aggregate amounts representing substantially all of the Fund’s net income earned during the year. The Fund therefore expects that it will be in compliance with the minimum distribution requirement discussed above. However, in any given year there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate, or at all.

The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Fund on account of investments by the Fund in Private Equity Investments and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.

Dividend Reinvestment Plan

The Fund will operate under the DRIP administered by the Transfer Agent. Pursuant to the DRIP, the Fund’s income dividends or capital gains or other distributions, net of any applicable U.S. federal withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the DRIP on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to [addressee/address]. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Transfer Agent [sixty (60)] days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are reinvested in full and fractional Shares.

No Redemption; Restrictions on Transfer	No Shareholder will have the right to require the Fund to redeem Shares. With very limited exceptions, Shares are not transferable, and liquidity for investments in Shares may be provided only through periodic tender offers by the Fund to repurchase Shares from Shareholders. See “Repurchase of Shares.”

Repurchase of Shares

To provide a limited degree of liquidity to Shareholders, at the sole discretion of the Board, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders.

The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct tender offers of no more than 5% of the Fund’s NAV on a quarterly basis. The Adviser currently expects to recommend to the Board that the Fund conducts its first tender offer following the second full quarter of Fund operations (or such earlier or later date as the Board may determine).

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors. The Fund may repurchase less than the full amount that Shareholders request to be repurchased. All unsatisfied tenders must be resubmitted in the next tender offer.

The Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares.

[A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $[10,000]. Such minimum ownership requirement may be waived by the Board, in its sole discretion. If such requirement is not waived by the Board, the Fund may redeem all of the Shareholder’s Shares. To the extent a Shareholder seeks to tender all of the Shares they own and the Fund repurchases less than the full amount of Shares that the Shareholder requests to have repurchased, the Shareholder may maintain a balance of Shares of less than $[10,000] following such Share repurchase.]

A 2.00% early repurchase fee may be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares (“Early Repurchase Fee”). Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. See “Repurchase of Shares.”

Fund Expenses	The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. The Fund bears all other fees and expenses incurred in the conduct of its business, including, but not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to managers of Private Equity Investments), transfer taxes and premiums, taxes withheld on foreign dividends; any interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund; audit and tax preparation fees and expenses; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Management Fee (as defined below) and the Incentive Fee (as defined below) payable to the Adviser; the expenses relating to the reimbursement of the Adviser in connection with the provision of or arranging for administrative services to the Fund; fees and travel-related expenses of the Board who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

Management Fee

The Adviser provides management and administrative services necessary for the day-to-day operation of the Fund.

Pursuant to an investment management agreement between the Fund and the Adviser (the “Management Agreement”), the Adviser is responsible for providing management and administrative services to the Fund. In consideration for the management services provided under the Management Agreement, the Fund pays the Adviser a management fee (the “Management Fee”). The Management Fee is calculated and payable monthly at the annual rate of [ ]% of the Fund’s month-end net assets. For purposes of determining the Management Fee payable to the Adviser, the Fund’s net assets will be calculated prior to any reduction for any fees and expenses of the Fund for that month including, without limitation, the Management Fee and Incentive Fee, and/or any distributions and repurchases by the Fund. In consideration for the administrative services provided under the Management Agreement, the Fund is obligated to reimburse the Adviser, at cost, based upon the Fund’s allocable portion of the Adviser’s overhead and other expenses (including travel expenses) incurred by the Adviser in performing its obligations under the Management Agreement, including the Fund’s allocable portion of the compensation of certain of its officers (including but not limited to the chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs.

Incentive Fee

At the end of each calendar quarter of the Fund, the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive a fee (the “Incentive Fee”) equal to [ ]% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below).

For the purposes of the Incentive Fee and Loss Recovery Account, the term “net profits” shall mean the amount by which (i) the sum of (A) the NAV of the Fund as of the end of such quarter, (B) the aggregate NAV of all Shares repurchased by the Fund during such quarter and (C) the amount of dividends and other distributions accrued and/or paid in respect of the Fund during such quarter exceeds (ii) the sum of (X) the NAV of the Fund as of the beginning of such quarter and (Y) the aggregate NAV of Shares issued by the Fund during such quarter.

The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter.

For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (X) the NAV of the Fund as of the beginning of such quarter and (Y) the aggregate NAV of Shares issued by the Fund during such quarter exceeds (ii) the sum of (A) the NAV of the Fund as of the end of such quarter, (B) the aggregate NAV of all Shares repurchased by the Fund during such quarter and (C) the amount of dividends and other distributions accrued and/or paid in respect of the Fund during such quarter. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares.

However, if after a loss is incurred by the Fund, there are additional sales of Shares (including Shares issued as a result of the reinvestment of dividends and distributions), the number of outstanding Shares will increase and the per Share amount (but not the dollar amount) of cumulative loss will be reduced. As a result, the benefit Shareholders receive from a cumulative loss (if any) will be diluted, and Shareholders will bear a higher percentage Incentive Fee.

For purposes of the “net profits” and “net losses” calculation, the NAV shall include unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational costs).

For the avoidance of doubt, any change in the NAV of the Fund directly as a result of subscriptions, repurchases or distributions during each measurement period are not included for purposes of the “net profits” or “net losses” calculations.

Incentive Fees are estimated and accrued monthly, but are not paid out until end of quarter. Because the Fund determines its NAV on a monthly basis, which factors in all expenses incurred by the Fund including the Incentive Fee, the Fund estimates and accrues its Incentive Fee on a monthly basis for the purpose of calculating NAV, but not for the purpose of calculating its Incentive Fee.

Expense Limitation and Reimbursement Agreement	The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund with a term ending one-year from the initial closing date for subscriptions for Shares (the “Limitation Period”). The Adviser may extend the Limitation Period for a period of one year on an annual basis. Under the Expense Limitation and Reimbursement Agreement, the Adviser will, subject to possible reimbursement by the Fund as described below, waive fees and/or it or its affiliate will pay, absorb or reimburse expenses of the Fund. The Expense Limitation and Reimbursement Agreement limits the amount of the aggregate Operating Expenses, listed below, of each class of Shares during the Limitation Period to an amount not to exceed [ ]% of the respective class’s monthly net assets on an annualized basis (the “Expense Cap”). “Operating Expenses” are organizational and offering costs, legal expenses not related to transactions (including independent trustees’ counsel); marketing expenses; shareholder communications, networking and platform fees, insurance; audit fees; third-party due diligence fees; trustee fees; printing fees; transfer agent fees; third-party and internal administrative expenses; and custody expenses. For the avoidance of doubt, the Expense Limitation and Reimbursement Agreement does not apply to the following “Specified Expenses”: (i) the Fund’s fees and expenses not otherwise borne by the Adviser or its affiliates, including the Management Fee, Incentive Fee and those other fees and expenses disclosed herein under “Fund Expenses”; (ii) all fees and expenses of the investments in which the Fund invests (including the underlying fees of Private Equity Investments and other investments (as applicable)) (the “AFFE”); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) distribution and/or shareholder servicing fees, as applicable; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of Shareholders.

If the Fund’s aggregate Operating Expenses, exclusive of the Specified Expenses, in respect of any class of Shares for any month exceeds the Expense Cap applicable to that class of Shares, the Adviser will waive fees or pay or reimburse expenses of the Fund to the extent necessary to eliminate such excess. The Adviser or its affiliates may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation and Reimbursement Agreement. To the extent that the Adviser waives fees, reimburses expenses to the Fund or the Adviser or its affiliates pay expenses directly on behalf of the Fund, it is permitted to recoup from the Fund any such amounts for a period not to exceed three years from the month in which such fees and expenses were waived, reimbursed or paid, even if such recoupment occurs after the termination of the Limitation Period. However, the Adviser may only recoup the waived fees, reimbursed expenses or directly paid expenses in respect of the applicable class of Shares if the Operating Expenses have fallen to a level below the Expense Cap and the recouped amount does not raise the aggregate level of ordinary Operating Expenses in respect of a class of Shares in the month of recoupment to a level that exceeds any expense cap applicable at such time. The Expense Limitation and Reimbursement Agreement may be terminated only by the Board on notice to the Adviser. See “Fund Expenses” for additional information.

Distribution and Servicing Fee

The Fund intends to submit an application to the SEC for an exemptive order to permit the Fund to offer Class [S] and Class [D] Shares. If granted, the exemptive relief will permit the Fund to, among other things, (i) designate multiple classes of Shares; and (ii) impose class specific annual asset-based distribution fees on the assets of the various classes of Shares to be used to pay for expenses incurred in fostering the distribution of the Shares of the particular class. If such relief has not been granted when the Fund commences this offering, the Fund expects to offer only Class [I] Shares until any such relief is granted. There is no guarantee that the SEC will grant the Fund such an exemptive order.

Class [S] and Class [D] Shares are subject to an ongoing distribution and shareholder servicing fee (the “Distribution and Servicing Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own Class [S] or Class [D] Shares of the Fund. Although the Fund is not an open-end investment company, it will comply with the terms of Rule 12b-1 as a condition of the SEC exemptive relief (once received), which would permit the Fund to have, among other things, a multi-class structure and Distribution and Servicing Fees. Accordingly, the Fund has adopted a distribution and servicing plan for its Class [S] Shares and Class [D] Shares (the “Distribution and Servicing Plan”) and will pay the Distribution and Servicing Fee with respect to its

Class [S] and Class [D] Shares. The Distribution and Servicing Plan will operate in a manner consistent with Rule 12b-1 under the 1940 Act.

Class [S] Shares and Class [D] Shares pay a Distribution and Servicing Fee to the Distributor at an annual rate of [0.85]% and [ ]%, respectively, based on the aggregate net assets of the Fund attributable to such class. For purposes of determining the Distribution and Servicing Fee, NAV will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable.

Class [I] Shares are not subject to a Distribution and Servicing Fee.

The Adviser, or its affiliates, may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares. The additional compensation may differ among brokers or dealers in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Administrator	The Fund has retained [ ] (the “Administrator”) to provide it with certain administrative services, including fund administration, fund accounting and transfer agency services. The Fund compensates the Administrator for these services and reimburses the Administrator for certain out-of-pocket expenses.

Transfer Restrictions

A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice of a proposed transfer of Shares must be accompanied by properly completed transfer information documents in respect of the proposed transferee and must include evidence satisfactory to the Board that the proposed transferee, at the time of the transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Unlisted Closed-End Structure; Limited Liquidity	Shares are not listed on any securities exchange, and it is not anticipated that a secondary market for Shares will develop. In addition, Shares are subject to limitations on transferability and liquidity will be provided only through limited tender offers described below. An investment in the Fund is suitable only for Shareholders who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Closed-End Fund Structure; No Right of Redemption.”

Tax Reports	As soon as practicable after the end of each calendar year, the Fund will provide a statement on Internal Revenue Service (“IRS”) Form 1099-DIV (or successor form) to Shareholders subject to information reporting, identifying the amount and character (e.g., ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions includable in Shareholders’ taxable income for such year. If you hold your Shares through a financial intermediary, your financial intermediary will report this information to you. Dividends and other taxable distributions are taxable to Shareholders even if they are reinvested in additional Shares pursuant to the DRIP.

Reports to Shareholders	The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by the 1940 Act.

Fiscal and Tax Year	The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on September 30.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust.

Custodian and Transfer Agent	[ ] serves as the Fund’s custodian, and [ ] serves as the Fund’s transfer agent.

ERISA	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Code, including employee benefit plans and individual retirement accounts, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” subject to the fiduciary responsibility and prohibited transaction rules of ERISA. Thus, neither of the Fund nor the Adviser will be a “fiduciary” within the meaning of ERISA with respect to the assets of any “benefit plan investor” within the meaning of ERISA that becomes a Shareholder, solely as a result of the Shareholder’s investment in the Fund.

SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

Shareholder Transaction Expenses (fees paid directly from your investment)	Class [S] Shares		Class [D] Shares		Class [I] Shares
Maximum Sales Load (as a percentage of purchase amount)	—		—		—
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(1)	[2.00	]%	[2.00	]%	[2.00	]%

Estimated Annual Operating Expenses (as a percentage of projected average net assets attributable to Shares)	Class [S] Shares		Class [D] Shares		Class [I] Shares
Management Fee	[	]%	[	]%	[	]%
Incentive Fee(2)	[	]%	[	]%	[	]%
Acquired Fund Fees and Expenses (AFFE)(3)	[	]%	[	]%	[	]%
Interest Payments on Borrowed Funds(4)	[	]%	[	]%	[	]%
Other Expenses(5)	[	]%	[	]%	[	]%
Distribution and Servicing Fee	[	]%	[	]%	[	]%
Total Annual Expenses	[	]%	[	]%	[	]%
Fee Waiver and/or Expense Reimbursement(6)	[	]%	[	]%	[	]%
Total Annual Expenses (After Fee Waiver and/or Expense Reimbursement)	[	]%	[	]%	[	]%

(1)

A 2.00% Early Repurchase Fee payable to the Fund may be charged with respect to the repurchase of Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in—first out” basis). An Early Repurchase Fee payable by a Shareholder may be waived in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner that will not discriminate unfairly against any Shareholder. The Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interest of the Fund.

(2)

At the end of each calendar quarter of the Fund, the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee equal to [ ]% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account. For the purposes of the Incentive Fee and Loss Recovery Account, the term “net profits” shall mean the amount by which (i) the sum of (A) the NAV of the Fund as of the end of such quarter, (B) the aggregate NAV of all Shares repurchased by the Fund during such quarter and (C) the amount of dividends and other distributions accrued and/or paid in respect of the Fund during such quarter exceeds (ii) the sum of (X) the NAV of the Fund as of the beginning of such quarter and (Y) the aggregate NAV of Shares issued by the Fund during such quarter. Incentive Fees are estimated and accrued monthly, but are not paid out until end of quarter. Because the Fund determines its NAV on a monthly basis, which factors in all expenses incurred by the Fund including the Incentive Fee, the Fund estimates and accrues its Incentive Fee on a monthly basis for the purpose of calculating NAV, but not for the purpose of calculating its Incentive Fee. Because the Incentive Fee is speculative, no Incentive Fee is presented for the initial year of operations. See “Investment Management Agreement—Incentive Fee.”

(3)

The AFFE are the expenses indirectly incurred by the Fund as a result of the Fund’s investments in Private Equity Investments and registered investment companies. The AFFE are estimated for the first twelve months of operation. Some or all of the Private Equity Investments in which the Fund intends to invest charge carried interests, incentive fees or allocations based on the performance. The Private Equity Investments in which the Fund intends to invest generally charge a management fee of [ ]% to [ ]% based on committed capital, and approximately [ ]% to [ ]% of net profits as a carried interest allocation. The AFFE disclosed above are based on historic fees and expenses of the Private Equity Investments in which the Fund invests, which may change substantially over time, therefore, significantly affecting AFFE. The AFFE shown in the expense table above reflects operating expenses of Private Equity Investments (e.g., management fees, administration fees and professional and other direct, fixed fees and expenses of Private Equity Investments) and does not reflect any performance-based compensation or carried interest or allocations paid by the Private Equity Investments that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind. As such, performance-based compensation or carried interest allocations for a particular period may be unrelated to the cost of investing in the Private Equity Investments. The total annual expenses in this fee table are different from the ratio of expenses to average net assets given in the Financial Highlights, because the Financial Highlights do not include AFFE.
(4)

These expenses represent estimated interest payments the Fund expects to incur in connection with its expected use of a credit facility during the first 12 months of operations. The table assumes the leverage by the Fund is an amount equal to [ ]% of the Fund’s average net assets of $[ ] million and assumes the annual interest rate on borrowings is [ ]%. See “Leverage.”

(5)

The Other Expenses include, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the administrator, transfer agent and custodian and includes amounts that the Fund reimburses to the Adviser for administrative services that the Adviser provides or arranges to be provided to the Fund. The Other Expenses are estimated for the first twelve months of operations.

(6)

[The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund with a term ending one-year from the initial closing date for subscriptions for Shares. The Adviser may extend the Limitation Period for a period of one year on an annual basis. Under the Expense Limitation and Reimbursement Agreement, the Adviser will, subject to possible reimbursement by the Fund as described below, waive fees and/or it or its affiliate will pay, absorb or reimburse expenses of the Fund. The Expense Limitation and Reimbursement Agreement limits the amount of the aggregate Operating Expenses, listed below, of each class of Shares during the Limitation Period to an amount not to exceed [ ]% of the respective class’s monthly net assets on an annualized basis. “Operating Expenses” are organizational and offering costs, legal expenses not related to transactions (including independent trustees’ counsel); marketing expenses; shareholder communications, networking and platform fees; insurance; audit fees; third-party due diligence fees; trustee fees; printing fees; transfer agent fees; third-party and internal administrative expenses; and custody expenses. For the avoidance of doubt, the Expense Limitation and Reimbursement Agreement does not apply to the following “Specified Expenses”: (i) the Fund’s fees and expenses not otherwise borne by the Adviser or its affiliates, including the Management Fee, Incentive Fee and those other fees and expenses disclosed herein under “Fund Expenses”; (ii) all fees and expenses of the investments in which the Fund invests (including the underlying fees of Private Equity Investments and other investments (as applicable)); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) distribution and/or shareholder servicing fees, as applicable; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of Shareholders. The Expense Limitation and Reimbursement Agreement may be terminated only by the Board on notice to the Adviser.

Example:

The purpose of the table above and the examples below is to assist prospective investors in understanding the various costs and expenses Shareholders will bear.

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that all distributions are reinvested at NAV and that the percentage amounts listed under “Estimated Annual Operating Expenses” remain the same (except that the examples incorporate the fee waiver and expense reimbursement arrangements from the Expense Limitation and Reimbursement Agreement for only the one-year example and the first year of the three-, five- and ten-year examples). The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC and applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund.

	1 Year			3 Years			5 Years			10 Years
You would pay the following expenses on a $1,000 Class [S] Shares investment, assuming a 5% annual return:	$	[	]	$	[	]	$	[	]	$	[	]
You would pay the following expenses on a $1,000 Class [D] Shares investment, assuming a 5% annual return:	$	[	]	$	[	]	$	[	]	$	[	]
You would pay the following expenses on a $1,000 Class [I] Shares investment, assuming a 5% annual return:	$	[	]	$	[	]	$	[	]	$	[	]

The Examples above are based on the annual fees and expenses set forth on the table above. They should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5.00% return assumed in the examples. The example above excludes the Early Repurchase Fee which would apply if Shares were purchased prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. If a Shareholder’s Shares are repurchased prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares, the Shares would incur the 2.00% Early Repurchase Fee. A greater rate of return than that used in the Examples would increase the dollar amount of the asset-based fees paid by the Fund, as well as the effect of the Incentive Fee. For a more complete description of the various fees and expenses borne directly or indirectly by the Fund, see “Fund Expenses.”

FINANCIAL HIGHLIGHTS

The Fund has not commenced operations as of the date of this Prospectus. As a result, no financial performance is available. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

The Fund is a newly organized Delaware statutory trust formed on December 8, 2025 and is registered under the 1940 Act as a closed-end, non-diversified, management investment company. The Fund has no operating history. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Declaration of Trust. The principal office of the Fund is located at 900 North Michigan Avenue, Suite 1100 Chicago, IL 60611-6558 and its telephone number is [(646) 362-3700].

Simultaneous with the commencement of the Fund’s operations, the Predecessor Fund, a limited liability company formed as of January 16, 2026 under the laws of the State of Delaware, is expected to reorganize into the Fund. The Predecessor Fund maintains an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund.

The Reorganization is subject to approval by the Board and the Predecessor Fund’s general partner and limited partners. In considering whether to approve the Reorganization, the Board will consider whether participation in the Reorganization is in the best interest of the Fund and whether the interests of the Fund’s existing Shareholders will be diluted as a result of the Reorganization. There is no guarantee that the Reorganization will be approved or consummated. In the event the Reorganization is not consummated, the Fund will invest the proceeds from the sale of its Shares in accordance with its investment objective and strategies.

Investment management services are provided to the Fund by the Adviser pursuant to the Management Agreement. Responsibility for monitoring and overseeing the Fund’s investment program and its management and operation is vested in the Board.

Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports when they are prepared.

USE OF PROCEEDS

Under normal circumstances, the proceeds from the sale of Shares, not including the amount of any applicable sales loads paid by investors, net of the Fund’s fees and expenses, are invested by the Fund to pursue its investment program and strategies.

The Fund expects that the proceeds from the sale of Shares will be invested, as appropriate, in investment opportunities within three to six months after receipt of such proceeds after the Fund’s initial public offering and each subsequent monthly closing, which may be delayed depending on market conditions and the availability of suitable investments. The Fund anticipates that it will take a longer period of time to allocate proceeds of its continuous offering, primarily after the initial closing date, to certain investments due to the nature of those investments.

Delays in investing the Fund’s assets may occur (i) because of the time typically required to complete the investments (which may be considerable), (ii) because certain investments may provide infrequent opportunities to purchase their securities, and/or (iii) because of the time required for Private Equity Investments to invest the amounts committed by the Fund. Accordingly, during this period, the Fund may not achieve its investment objective or be able to fully pursue its investment strategies and policies.

Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in Liquid Investments. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash to meet operational needs. The Fund may not achieve its investment objective, or otherwise fully satisfy its investment policies, during such periods in which the Fund’s assets are not able to be substantially invested in accordance with its investment strategies.

INVESTMENT OBJECTIVE AND STRATEGY

Investment Objective

The Fund’s investment objective is to seek to provide long-term capital appreciation.

The investment objective of the Fund is not fundamental and may be changed by the Board without Shareholder approval.

Investment Strategies

The Fund will seek to achieve its investment objective primarily through investments in private equity transactions in sectors including, but not limited to, business services, consumer staples, financials, healthcare, industrials, and information technology sectors (as described further in the “Targeted Private Equity Sectors” below).

The Fund expects to obtain its exposure to Private Equity Assets primarily through Co-Investments, Originated Investments and Single-Asset Secondaries. To a lesser extent over time, the Fund may acquire investments in portfolios, funds or other investment vehicles that make or hold investments in multiple Private Equity Assets, primarily through Multi-Asset Secondaries. Private Equity Assets and Private Equity Funds are collectively referred to as “Private Equity Investments.” Investments in Private Equity Assets will generally be made in the OECD countries, principally in North America and Western Europe.

The Fund expects to invest across a variety of investment sectors, deal sizes and geographies, and alongside a variety of potential partners, which may include Sponsor Managers. The Fund expects to invest primarily in established, cash-generative companies where operational improvements, strategic initiatives, or add-on acquisitions can drive growth, emphasizing buyout-style investments with downside protection and identifiable operational value creation drivers. The Adviser believes this provides the most attractive “risk-adjusted return” opportunity for investment. A “risk-adjusted return” measures an investment’s return after taking into account the degree of risk that was taken to achieve it.

The Fund intends to invest a portion of its assets in Liquid Investments.

Under normal circumstances, the Fund intends to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Private Equity Investments. The Fund intends to count the value of any money market funds, cash, other cash equivalents or U.S. Treasury securities with remaining maturities of one year or less that cover unfunded commitments to invest equity in Private Equity Funds or SPVs controlled by unaffiliated general partners that will acquire a Private Equity Investment, in each case that the Fund reasonably expects to be called in the future, as qualifying Private Equity Investments for purposes of its 80% policy. This policy may be changed by the Board with at least 60 days’ prior notice to Shareholders.

The portfolio will be allocated strategically by the Adviser, a subsidiary of GCM Grosvenor which is an experienced private markets investor with a long-tenured, dedicated Private Equity investment platform and team. The Adviser’s portfolio construction approach is designed to maintain a relatively high level of exposure to Private Equity Assets while still managing liquidity to satisfy Shareholder repurchases, emphasizing investments in partnerships with sector-focused or regionally-focused Sponsor Managers in the Middle Market.

During normal market conditions, it is generally not expected that the Fund will hold more than 20% of its net assets in Liquid Investments for extended periods of time. For temporary defensive purposes, liquidity management or in connection with implementing changes in the asset allocation, the Fund may hold a substantially higher amount of Liquid Investments.

The Fund is permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its total assets in accordance with the 1940 Act. The Fund may establish one or more credit lines to borrow money for a range of purposes, including for the purpose of funding investments, to satisfy tender requests, to support the hedging program of the Fund, to manage timing issues in connection with the inflows of additional capital, to otherwise satisfy Fund liabilities or obligations, or for investment purposes. There is no assurance, however, that the Fund will be able to enter into a credit line or that it will be able to timely repay any borrowings under such credit line, which may result in the Fund incurring leverage on its portfolio investments from time to time. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The Fund may make investments directly or indirectly through one or more Subsidiaries. The Fund may form a Subsidiary in order to pursue its investment objective and strategies in a potentially tax-efficient manner or for the purpose of facilitating its use of permitted borrowings. Except as otherwise provided, references to the Fund’s investments also will refer to any Subsidiary’s investments.

If the Fund uses one or more Subsidiaries to make investments, they will bear their respective organizational and operating fees, costs, expenses and liabilities and, as a result, the Fund will directly or indirectly bear these fees, costs, expenses and liabilities. The Fund and its Subsidiaries will have the same investment strategies and will be subject to the same investment restrictions and limitations on a consolidated basis. In addition, the Subsidiaries will be consolidated subsidiaries of the Fund and the Fund complies with the provisions of the 1940 Act governing capital structure and leverage on an aggregate basis with the Subsidiaries. The Adviser will serve as investment adviser to the Fund and each Subsidiary. The Subsidiaries will comply with the provisions relating to affiliated transactions and custody of the 1940 Act. [ ] will serve as the custodian to the Subsidiaries. The Fund does not intend to create or acquire primary control of any entity which engages in investment activities in securities or other assets other than entities wholly-owned by the Fund.

The Adviser will not cause the Fund to engage in certain negotiated investments alongside affiliates unless the Adviser or GCM Grosvenor has received an order from the SEC granting an exemption from Section 17 of the 1940 Act or unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations thereof, as expressed in SEC no-action letters or other available guidance. The Adviser and the Fund will rely on an exemptive order from the SEC that permits the Fund to, among other things and subject to the conditions of the order, invest in privately-placed investments that involve the negotiation of certain terms of the securities to be purchased (other than price-related terms).

The Fund and the Adviser do not guarantee any level of return or risk on investments and there can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.

Middle Market Private Equity Opportunity

The Adviser believes that the middle market represents one of the most attractive and resilient segments of the private equity landscape, offering a large, diversified universe of established businesses with identifiable value-creation potential. Since the inception of GCM Grosvenor’s private equity practice in 1999, the firm has developed and maintained an expertise in middle- and lower-middle-market opportunities, which it views as a core source of differentiated return potential relative to larger-cap buyouts. The Adviser defines the Middle Market generally as companies with total enterprise values of $1.5 billion or less – often generating $20 million to $100 million of EBITDA – with target companies primarily located in North America and Western Europe.

Middle Market companies often exhibit characteristics that the Adviser considers favorable for private equity investment, including strong competitive positioning within niche markets, recurring or defensible cash flows, and multiple avenues for operational and strategic improvement. Many Middle Market opportunities also arise in founder- or family-owned businesses, corporate carve-outs, and businesses undergoing generational or operational transitions—situations where the Adviser believes private equity sponsors can drive value through professionalization, operational efficiency, disciplined capital allocation, and targeted growth initiatives.

The Adviser believes structural inefficiencies in the Middle Market contribute to its attractiveness. Despite the significant amount of capital raised by private equity firms globally, a disproportionate share is concentrated in large-fund and mega-fund private equity managers, which tend to pursue a relatively small sub-set of larger companies. In contrast, the Middle Market comprises the majority of private enterprises yet faces less competition from large pools of capital. This dynamic can result in less efficient pricing and greater variability in information availability. Transactions in this segment typically involve lower entry valuations and more conservative capital structures compared to larger buyouts, which may provide a greater margin of safety across market cycles. These characteristics also support return potential from sponsor-driven value creation through operational improvement, cost optimization, digital transformation, and add-on acquisitions. The Adviser believes that the Middle Market also offers a broad range of exit pathways, including strategic sales, sponsor-to-sponsor acquisitions, and continuation vehicle transactions, reducing reliance on public equity markets for liquidity. These features can contribute to more consistent exit activity, even in periods where initial public offering markets are constrained.

GCM Grosvenor has a long-standing track record of Private Equity Investments in the Middle Market and relationships with Sponsor Managers that specialize in Middle Market buyouts, including small and emerging managers identified early in their lifecycle. The Adviser believes its history, relationships and insights contribute to differentiated sourcing access and a robust pipeline of opportunities to invest directly in Middle Market Private Equity Assets for the Fund. The Fund will seek to leverage the Adviser’s large network of Middle Market sponsor relationships and deep Middle Market expertise investing directly in Private Equity Assets, along with the Middle Market’s depth, structural inefficiencies, and value-creation potential.

Types of Investments

The Fund expects the majority of its portfolio to be comprised of direct investments in Private Equity Assets implemented through Co-Investments, Originated Investments, Single-Asset Secondaries and, to a lesser extent, portfolio investments through Multi-Asset Secondaries.

Direct Investments in Private Equity Assets

Co-Investments are direct or indirect investments made alongside a third-party Sponsor Manager into a Private Equity Asset, sometimes structured through a SPV. These opportunities are typically offered when a lead sponsor seeks incremental equity for an acquisition or follow-on beyond its fund’s target position. Co-Investments generally provide exposure to sponsor-led transactions at the same entry valuation as the lead sponsor’s fund but without an additional layer of fund-level fees (or at significantly reduced fees). Co-Investments may include negotiated governance, information and consent rights (e.g., reporting packages, major decision vetoes, transfer rights) commensurate with the Adviser’s role and ownership. Building a portfolio of Co-Investments can diversify exposure across a varied set of high-quality Sponsor Managers and strategies, as opposed to concentrating exposure in a single manager’s commingled fund. Follow-on Co-Investments in a Private Equity Asset may be made at different valuations based on timing and asset performance.

Originated Investments are investments directly sourced or structured by the Adviser and held via a direct interest. These may include control or minority positions, joint ventures, co-bidding arrangements, structured equity or preferred instruments, and debt-like or hybrid securities designed to balance yield and downside protection. Relative to fund commitments, Originated Investments can offer a more fee-efficient implementation by avoiding an additional layer of fund level management fees and carried interest (which entitles the general partner of an underlying fund to a share of such fund’s profits). While Originated Investments and Co-Investments can be very similar, they often differ by original sourcing, level of control and governance, specific security form, information and consent rights afforded to other Sponsor Manager(s), and control of exit and related decisions.

Single-Asset Secondaries involve the acquisition of interests in a fund vehicle or SPV holding a single company (or a group of affiliated businesses) that is known prior to investment. These transactions may relate to seasoned assets (e.g., continuation vehicles) or newly formed acquisition vehicles established to purchase a specified asset. Because of the single-asset nature, investors typically receive greater access to information and can perform due diligence at a depth similar to a direct Co-Investment or Originated Investment. Single-Asset Secondaries may be priced at a negotiated discount to the seller’s reported NAV to compensate for providing liquidity and to offset any incremental fee layer associated with the vehicle; such discounts will be marked up consistent with the Adviser’s (as valuation designee) Valuation Policy, which may include the most recent NAV reported by the applicable Sponsor Manager when the Fund next determines its monthly NAV, resulting in an unrealized gain. Such unrealized gains will increase the Fund’s NAV and performance by the difference between the most recent NAV reported by the Sponsor Manager and the negotiated purchase price and the Adviser may be entitled to receive an Incentive Fee at the end of the following calendar quarter as a result of this increase in NAV and performance. Conversely, a Secondary Investment sold at a discount will result in a decrease in the Fund’s NAV and performance by the difference between the value of the Secondary Investment as reflected in the books and records of the Fund and the negotiated sale price. The Adviser intends to pursue Single-Asset Secondaries with attractive risk/reward profiles identified through the same rigorous sourcing and diligence process applied to Co-Investments and Originated Investments.

Portfolio Investments in Private Equity Funds

Multi-Asset Secondaries involve purchasing existing portfolios of Private Equity Assets, typically in the form of limited partner (“LP”) interests in Private Equity Funds or in general partner (“GP”)-led continuation vehicles holding multiple assets. In many cases, the underlying portfolio is at least partially deployed, and the acquisition may include a related unfunded commitment. Multi-Asset Secondaries are commonly negotiated at a discount to the portfolio’s current NAV, which may lead to an unrealized gain at the next NAV calculation. Because multiple assets are involved, less granular company-level information may be available from the seller or sponsor; accordingly, the Adviser underwrites each underlying asset based on available materials and its informational advantages (e.g., prior diligence, manager relationship, proprietary insights). Multi-Asset Secondaries may include both LP-led processes (mature, largely funded portfolios) and GP-led processes (e.g., recapitalizations, asset sell-downs, platform combinations, and multi-asset continuation vehicles). The Adviser intends to participate selectively where it believes the opportunity set, pricing and information dynamics offer a compelling risk/reward profile and the potential for accelerated cash flow timing relative to a primary fund commitment.

The Adviser seeks to maintain low blind-pool risk (e.g., the risk that investors commit capital to a fund before its underlying investments have been identified or selected), by (i) increasing transparency into the performance of the Private Equity Funds’ portfolio positions; and (ii) conducting due diligence prior to acquiring such Private Equity Fund.

Target Portfolio Attributes

The Fund intends to build a diversified portfolio of Private Equity Investments, managing exposure across sector, sponsor, geography, and investment year to enhance risk-adjusted returns, with an emphasis on middle-market buyouts investments with defensible competitive positions and multiple avenues for value creation.

Targeted Private Equity Sectors

The Fund expects to invest across a variety of sectors that it deems are characterized by resilient demand drivers and that experience favorable, secular tailwinds. The Fund seeks to maintain balanced exposure to a variety of sectors to limit concentration to any one or a small number of sectors. The Fund will seek to balance diversification with strategic focus in sectors exhibiting durable demand, strong cash flow characteristics, and identifiable growth catalysts, typically across broad sector themes including, but not limited to, the following:

•	Business Services: Recurring revenue models, asset-light operations, and secular outsourcing trends across compliance, tech-enabled services, and professional support functions.

•	Consumer Staples: Essential products aligned with long-term behavioral shifts, such as wellness, affordability, and reliable household consumption patterns.

•	Financials: Scaled specialty finance, payments, and insurance services platforms with defensible margins and regulatory resilience.

•	Healthcare: Providers, services, and technology platforms benefiting from aging demographics, cost containment pressures, and innovation in care delivery.

•	Industrials: Niche manufacturing, logistics, and infrastructure services supporting reshoring, supply chain modernization, and sustainability-driven transitions.

•	Information Technology: Software, data, and automation solutions driving digital transformation across enterprise and industrial applications, emphasizing profitability and scalability.

While the Fund will remain sector-agnostic at the top level, the Adviser will dynamically calibrate allocations based on relative value, market conditions, and portfolio composition.

Target Geographies

The Fund expects to focus primarily on investments in North America and Western Europe, with selective exposure to other OECD markets where the Adviser has meaningful sponsor relationships and insight into the local regulatory and business environment.

GCM Grosvenor has been actively investing in North American private equity since 1999, with the region representing the Adviser’s largest and most established market. The Adviser believes the North American market offers a highly developed and diverse sponsor ecosystem, as well as a deep opportunity set across the middle market. In addition, Western Europe represents one of the Adviser’s most established international markets with similar dynamics. The Adviser has cultivated deep networks with established and emerging managers across Western Europe, as well, providing access to a consistent pipeline of high-quality investment opportunities. GCM Grosvenor’s investment team maintains dedicated resources in London that work alongside the broader global private equity platform to source, evaluate, and execute investment opportunities across the region.

Targeted Stage and Risk-Reward Profiles

The Adviser expects to primarily target control and significant minority buyouts, and to a lesser extent growth equity transactions, which together represent the majority of the private equity opportunity set. The Fund may selectively invest in growth-stage opportunities with proven business models and clear paths to profitability. While the Fund may opportunistically invest in other strategies, such as special situations, venture capital or other early-stage investments where it believes it has an advantage, the Fund does not expect that these strategies will be a meaningful portion of the portfolio.

Target Investment Structure

The Fund expects to invest primarily in equity or equity-like instruments issued by Private Equity Assets, including common or preferred equity and structured instruments, typically as a minority or co-control investor alongside established Sponsor Managers. The Fund may also invest in debt instruments, including subordinated or mezzanine debt, not expected to exceed 20% of total assets under normal conditions. Certain investments may be structured as preferred equity or debt for tax or regulatory reasons while underwritten as equity.

THE ADVISER AND THE PRIVATE EQUITY PLATFORM

Overview of the Adviser

GCM Grosvenor Wealth L.P. serves as the investment adviser to the Fund. The Adviser is registered as an investment adviser with the SEC under the Advisers Act. The Adviser oversees the management of the activities of the Fund and is responsible for making investment decisions for the portfolio of the Fund.

The Adviser is a leading global alternatives asset management firm with over 50 years of experience in providing investment solutions across private equity, infrastructure, real estate, credit, hedge fund strategies, and multi-asset class alternatives. As of September 30, 2025, the Adviser managed approximately $87 billion in assets for a diversified global client base that includes many of the world’s largest public and corporate pension funds, sovereign wealth entities, insurance companies, financial institutions, and individual investors. Founded in 1971, the Adviser is headquartered in Chicago and maintains a global presence with offices in New York, Toronto, London, Frankfurt, Tokyo, Hong Kong, Seoul, and Sydney.

Private Equity Platform

The Adviser’s private equity platform brings more than 25 years of investment experience across market cycles and a broad mix of investment strategies. The Adviser has developed deep longstanding relationships with private equity Sponsor Managers globally, supporting its position as a “partner of choice” for accessing and executing high-quality investment opportunities. The platform is supported by a large, seasoned team with broad capabilities across sourcing, underwriting, portfolio construction, and risk management. The Adviser expects that the Fund will greatly benefit from GCM Grosvenor’s access to a broad range of private equity transactions, global network of sponsor relationships, large and experienced senior team, disciplined and repeatable investment processes, and experience managing diversified private equity portfolios.

The Adviser has especially strong capabilities in direct private equity transactions in Private Equity Assets, often implemented through Co-Investments. GCM Grosvenor’s reputation, relationship depth, and experience enable it to participate in investments alongside leading Sponsor Managers, often on accelerated timelines that require meaningful diligence, structuring expertise, and certainty of execution. Direct investments in Private Equity Assets are expected to be particularly advantageous for the Fund because they can enhance diversification, offer access to sought-after assets, and are generally more fee efficient than direct investments in Private Equity Funds. Since 2003, the dedicated team focused on direct investments in Private Equity Assets has completed more than [245] such investments across a broad mix of sectors and geographies and maintains relationships with more than 555 private equity Sponsor Managers to source high quality deal flow. GCM Grosvenor and its affiliates have committed more than $[41] billion across over [1,300] investments with more than 555 managers since inception. The Fund expects to leverage the Adviser’s sourcing network and deep investment experience in identifying and evaluating potential investments to construct a diversified portfolio aligned with its investment objectives.

Private Equity Investment Team

The Adviser’s private equity platform is staffed by a team of 55 private equity professionals, including 36 senior professionals who average more than 18 years of experience in private markets investing (the “Investment Team”). These individuals participate in sourcing, evaluation, diligence, portfolio construction, and ongoing oversight across strategies, sectors, and geographies.

The Fund’s strategy making direct investments in Private Equity Assets will be led by a team of 21 professionals focused on identifying and executing such investments and with extensive direct private equity investing backgrounds that enhance the underwriting capabilities for such investments. This team includes 12 senior professionals with an average of over 19 years of experience across private equity investing, investment banking, consulting, and other relevant fields. The Investment Team is further supported by the firm’s centralized legal, finance, operational due diligence, tax, and risk management functions.

The Investment Team operates from offices across the United States, London, and Hong Kong, providing broad geographic coverage and access to global deal flow. The team regularly engages with the Adviser’s network of more than [555] private equity Sponsor Managers and draws on a broader research infrastructure that tracks more than [2,400] Sponsor Managers and involves over [800] sponsor meetings each year. The Investment Team’s integration within the Adviser’s broader private markets platform enables real-time information sharing, provides valuable cross-strategy insights, and supports the team’s ability to assess opportunities, structure investments, and monitor performance throughout the investment lifecycle.

Key Competitive Advantages

The Adviser’s private equity platform offers several competitive advantages that support the sourcing, underwriting, and management of private equity investments for the Fund.

•

Depth and Breadth of Private Equity Platform. GCM Grosvenor is one of the largest and most tenured alternative asset managers globally, with a deep history investing across the spectrum of alternative assets and private equity. GCM Grosvenor and its affiliates have committed over $[41] billion across over [1,300] private equity investments and have committed to over [245] direct investments in Private Equity Assets. This long-standing global platform provides broad market coverage, diversified sourcing channels, and a deep foundation of historical data and experience that informs investment underwriting and portfolio construction across strategies and geographies. The Adviser’s scale, differentiated sponsor relationships, and broad market insights often result in access to investments and other benefits that may not be broadly available to other investors.

•

Broad Sourcing Capabilities and Highly Selective Approach. The private equity platform tracks more than [2,400] managers, has over [800] meetings with sponsors annually, and has invested with more than [555] managers over its 25+ year history. Additionally, the Adviser’s long history of investing with emerging managers has contributed to differentiated access to Sponsor Managers at earlier stages of their development, and these relationships frequently evolve into longstanding partnerships that can provide preferred access to capacity-constrained opportunities over the long term as Sponsor Managers grow. These longstanding and valuable industry relationships create a wide funnel of investment opportunities. GCM Grosvenor’s private equity platform typically evaluates more than [600] total investment opportunities and more than [300] opportunities to invest directly in Private Equity Assets per year. However, the firm commits to fewer than [5%] of the opportunities to invest directly in Private Equity Assets, reflecting a disciplined and selective investment approach intended to mitigate downside risk and enhance the quality of deployed capital.

•

Middle Market Expertise. The Middle Market is a cornerstone of the Adviser’s private equity platform, representing a substantial share of GCM Grosvenor’s activity and expertise. The Adviser believes the Middle Market offers attractive investment characteristics, which may include pricing inefficiencies, lower leverage profiles, and multiple avenues for operational value creation, which in turn may offer the potential for superior risk-adjusted returns relative to larger-cap transactions. Since 2000, GCM Grosvenor has committed approximately [$21] billion to or alongside more than [260] Middle Market buyout managers globally and has completed more than [180] investments directly in Middle Market Private Equity Assets since 2009, underscoring the firm’s depth of experience in this segment.

•

“Partner of Choice” for Sponsor Managers. The Adviser’s consistent engagement, responsiveness, and execution capabilities often position the firm as a preferred partner for many Sponsor Managers when seeking a partner to invest directly alongside them in a Private Equity Asset. This reputation may provide differentiated access to oversubscribed or time-sensitive transactions and, where appropriate, opportunities in co-investment transactions to participate as a lead or sole co-investor. In such circumstances, the firm may obtain enhanced information rights, governance, and alignment with Sponsor Managers.

•

Rigorous Due Diligence Process and Direct Investing Expertise. The Adviser applies a rigorous underwriting framework for underwriting all Private Equity Investments, which incorporates investment due diligence, operational due diligence, sponsor fit assessment, independent valuation review, and legal negotiations. This disciplined process is supported by proprietary databases incorporating data on thousands of private companies and experience across more than two decades of deal execution and is further augmented by differentiated industry insights sourced from the Adviser’s network of Sponsor Managers with relevant sector expertise and access to third-party expert networks. Within the Investment Team, a dedicated team focuses on direct investments in Private Equity Assets and includes senior professionals with extensive private equity investing backgrounds that enhance the underwriting capabilities for such investments. The dedicated Investment Team is further complemented by firm-wide resources across operational due diligence, portfolio management, finance, compliance, tax, valuation, and risk management that support a comprehensive underwriting approach.

•

Strong Investment Track Record. The Fund is expected to build upon GCM Grosvenor’s long-standing private equity platform, including a 25+ year track record of investing in Private Equity Investments and a 20+ year track record of investing directly in Private Equity Assets. Over this time period, the firm has completed more than [1,300] total Private Equity Investments and more than [245] direct investments in Private Equity Assets, across a broad range of sectors, sponsors, and geographies.

This disciplined process is supported by proprietary databases incorporating data on thousands of private companies and experience across more than two decades of deal execution and is further augmented by differentiated industry insights sourced from the Adviser’s network of Sponsor Managers with relevant sector expertise and access to third-party expert networks. The Adviser’s scale, differentiated sponsor relationships, and broad market insights often result in enhanced governance and/or minority investor protections that may not be broadly available to other investors.

Investment Process

The Adviser believes its structured and rigorous private equity investment process represents a core strength and distinct competitive advantage. The Adviser utilizes a comprehensive and robust investment evaluation and manager selection process that leverages the experience of the firm’s 55 private equity investment professionals, who are responsible for sourcing, due diligence and monitoring of private equity investments. The Adviser’s multi-track due diligence process includes investment and operational due diligence and leverages the information advantage from its proprietary databases and network of relationships.

The flowchart below outlines the key steps of the Adviser’s selection process, and each step is further summarized below.

Investment Process Flow Chart

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For direct investments in Private Equity Assets, the nature and extent of operational due diligence procedures performed varies depending on the structure. To the extent an investment is made directly into a target company, and not through a Sponsor Manager’s pooling vehicle, various procedures pertaining to sponsors may not be applicable.

For illustrative purposes only. Risk management, diversification and due diligence processes seek to mitigate, but cannot eliminate risk, nor do they imply low risk.

Initial Evaluation

Once an opportunity is identified, the Adviser assigns a deal team of senior and junior investment professionals to conduct investment due diligence and potentially follow the investment through the full life cycle, if approved.

The deal team gathers relevant materials that were requested during the sourcing process. Materials typically include a company/asset overview, sponsor investment memo (if applicable), financial models and other relevant documentation. The team reviews the materials and logs them into our proprietary database. The deal team then conducts an initial meeting/call with the Sponsor Manager.

The deal team keeps the broader Investment Team abreast of its sourcing and evaluation of investment opportunities during weekly meetings. In turn, the broader Investment Team advises the deal team about potential demand for opportunities among the portfolios the Adviser manages. The Adviser moves to preliminary due diligence on an investment if the deal team, working closely with the senior members of the relevant investment team and portfolio management team, decides the opportunity is attractive and the Adviser has sufficient capital to deploy to the investment.

Preliminary Due Diligence

The deal team performs preliminary due diligence on a proposed investment in order to analyze the key risks and merits identified during initial evaluation. During preliminary due diligence, the Adviser focuses on the following key areas:

•	Capital structure review

•	Valuation analysis

•	Financial performance

•	Product and customer analysis

•	Supply chain analysis

•	Market analysis

The deal team presents its findings in the form of a preliminary investment memo, which summarizes the investment opportunity and highlights key issues/risks. The deal team’s role is to subject the potential investment to the Adviser’s requisite level of scrutiny prior to its submission to the Fund’s investment committee (the “Investment Committee”). The deal team, working closely with the senior members of the relevant investment team, evaluates whether the Adviser has capital to deploy to the investment and decides whether to: (i) recommend the investment to the Investment Committee for comprehensive due diligence; (ii) revise the preliminary investment memo after conducting additional work; or (iii) cease work on the investment.

Once finalized, the preliminary investment memo is presented to the Investment Committee. The Investment Committee discusses key investment highlights and risks and votes on whether to authorize comprehensive due diligence on the opportunity. If the Investment Committee determines that a potential investment warrants further due diligence, the Adviser commits substantial additional resources to completing its due diligence.

Comprehensive Due Diligence

The objective of comprehensive due diligence is to determine whether the Adviser believes an investment opportunity is well-positioned to generate superior risk-adjusted returns for the portfolios it manages.

Generally, the Adviser’s due diligence may include, but is not limited to, some or all of the following:

•	In-depth analysis of the company’s strategy and growth prospects

•	Analysis of comparable companies to better understand the competitiveness of the underlying portfolio company

•	When relevant, determining the sponsor’s quality, ability to add value to the target portfolio company, and ability to execute based on prior experience and track record

•	Analysis of historical financials and projections

•	Sensitivity analysis to show the internal rate of return and return multiple under different assumptions and scenarios in order to observe how different factors affect investment returns

•	Review of third-party diligence reports

•	Target company’s management team assessment

•	Gathering industry experts’ opinions

•	Analysis of value creation potential

•	Financial model summary and return analysis

•	Assessment of exit strategy

•	Regulatory considerations

•	Environmental review

•	Reference calls with investment bankers, research analysts, other private markets groups, potential co-investors, and other fund managers

For Co-Investments, the Adviser usually executes such transactions alongside trusted Sponsor Managers in whose funds accounts managed by GCM Grosvenor (“GCM Grosvenor-Managed Accounts”) have invested or those whom the Adviser has been monitoring and evaluating. Therefore, Sponsor Managers have typically been subject to sponsor-related due diligence evaluations prior to the evaluation of a Co-Investment. This approach, together with the Adviser’s depth of resources, allows the Adviser to complete comprehensive due diligence within the often-shortened timeframe typically requested by sponsors due to deal timing constraints.

Investment Committee Approval

Prospective investments must be independently reviewed and approved by both the respective Investment Committees and GCM Grosvenor’s operations committee (“Operations Committee”) in order to be executed.

Once comprehensive due diligence is completed, the deal team presents the investment to the relevant Investment Committee for approval and members of the Investment Committee discuss the pros and cons of the investment recommendation. Investment decisions are made by a majority vote of the relevant Investment Committee based on the stated objectives of the Adviser’s portfolios and the findings of its investment professionals.

When relevant, and upon completion of their due diligence, the operational due diligence team (the “Operational Due Diligence Team”) prepares an information packet, which details the operational due diligence findings. The Operational Due Diligence Team presents the investment to the Operations Committee for approval. The Operational Due Diligence Team, may in certain circumstances, also present a proposed risk mitigation plan detailing steps the team believes a manager/sponsor/portfolio company must take in order to be approved for investment. An investment must be approved by a majority vote of the Operations Committee.

Investment Execution

An essential step in the investment process is seeking to negotiate favorable terms and conditions, regardless of the type of investment. Legal review of the investment documents typically begins at the preliminary stages with the goal of ensuring that the terms are appropriate and the Sponsor Manager’s interests are aligned with the Adviser’s clients’ interests. The Adviser’s investment professionals actively participate in the negotiation of various terms, including information rights, Sponsor Manager alignment of interests, establishment of advisory committees, voting issues, conflicts of interests, fee and expense-related terms, and defined limitations on permissible investment activities.

Once an investment has been approved by the Investment Committee and Operations Committee, the Adviser typically works with outside counsel to review and negotiate legal documentation. The deal team typically then works with outside counsel to create and submit comments to the legal documentation. Thereafter, the Adviser works to negotiate final terms and to execute documents.

Investment Monitoring and Exit

While careful investment selection is crucial, once an investment is completed, on-going involvement with the company investment and Sponsor Manager (if applicable) is critical to maintaining appropriate oversight controls, achieving strong returns, and developing relationships. To this end, monitoring is an integral part of the Adviser’s investment process. GCM Grosvenor employs a hands-on approach to monitoring investments from an investment and operational perspective.

Investment Monitoring

Senior members of the deal team assigned to an investment remain actively involved and monitor each investment through its exit. This typically includes in-depth qualitative and quantitative reviews of the investment on a regular basis. The Adviser’s investment monitoring program includes:

•	Monitor performance through quarterly and annual financials, update calls and meetings with Sponsor Managers/management, and service on boards as member or observer: The Adviser’s deal teams, accounting team and valuation team, as appropriate, review written reports and materials provided by portfolio companies and/or Sponsor Managers. Where applicable, the Adviser may obtain additional insights on its investments as a board member or observer, potentially allowing it to track investment performance more closely. The Adviser typically invests alongside the Sponsor Manager of funds in which it is an investor, which may provide opportunities for additional visibility and access. Furthermore, the Adviser’s strong reputation in the private markets sponsor and investor communities often provides an advantage in obtaining information when monitoring investments. Material news received about a portfolio company or the market in which a portfolio company operates is generally discussed during Investment Team meetings. Where appropriate, the deal team for the investment may brief the Private Equity Investment Committee on material events.

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Deal team maintains relationship with company and/or Sponsor Manager from inception through exit: The Adviser’s active portfolio monitoring approach extends beyond reviewing materials received from the sponsor and typically involves frequent communication with the portfolio company management team and/or Sponsor Manager. The Adviser’s professionals generally attempt to maintain regular interaction and dialogue with Sponsor Managers, portfolio company management and/or other co-investors.

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Prepare valuation reviews for each portfolio company: Reviews of the valuation of each Private Equity Investment are performed by members of the relevant investment team. When conducting its investment valuation reviews, the Adviser utilize various inputs to assess each investment’s fair value independently from the sponsor alongside whom it invested, if applicable. Sponsor valuations may be considered for comparison purposes to gauge the Adviser’s assessment of fair value, if applicable.

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Follow-on investment and exit decisions: Follow-on investments and, if applicable, exit decisions are assessed and reviewed by the deal team, and ultimately voted on by the Private Equity Investment Committee.

As part of the Adviser’s monitoring process, underperforming investments may be added to its “Investment Watch List” and become subject to enhanced monitoring. This typically includes more frequent conversations with the Sponsor Manager and/or portfolio company management team and periodic reviews with senior members of the relevant investment team.

In addition, the Adviser periodically reviews the performance of the deals against its original underwriting to identify lessons learned and to seek to continually improve its investment decision-making processes.

HEDGING

In order to manage risk with respect to its investments, the Fund may (but is not obligated to) employ hedging techniques through the purchase of swaps, futures, forward currency contracts and other derivatives and similar instruments. There can be no guarantee that suitable hedging instruments will be available at the time when the Fund wishes to use them.

Additionally, in the event of an imperfect correlation between a position in a hedging instrument and the portfolio position that it is intended to protect, or because of the cost of any such hedging transaction, the desired protection may not be obtained and the Fund may be exposed to increased risk, including a risk of substantial loss. The use of hedging techniques will incur costs and expenses, which may reduce the returns of the Fund, and the Fund will bear all such costs and expenses, even if such hedging does not prevent a loss to the Fund.

LEVERAGE

The Fund may use leverage for liquidity purposes (i.e., to finance the repurchase of Shares and/or bridge the financing of Fund investments). The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage. Under the 1940 Act, the Fund may borrow in an aggregate amount of up to approximately 33 1/3% of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) immediately after such borrowings. The Fund expects to enter into a revolving credit facility for the purpose of investment purchases and other liquidity measures, subject to the limitations of the 1940 Act for borrowings. Furthermore, the Fund may use leverage through the issuance of preferred shares in an aggregate amount of liquidation preference attributable to the preferred shares combined with the aggregate amount of any borrowings of up to approximately 50% of the Fund’s total net assets immediately after such issuance. Currently, the Fund has no intention to issue preferred shares. The use of leverage creates an opportunity for increased investment returns, but also creates risks for the holders of Shares, including that if the asset coverage for preferred stock declines to less than two hundred percent (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so. See “Risks—Principal Investment Related Risks—The Fund may utilize leverage.”

Certain types of leverage used by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

RISKS

AN INVESTMENT IN THE FUND INVOLVES A HIGH DEGREE OF RISK AND THEREFORE SHOULD ONLY BE UNDERTAKEN BY QUALIFIED INVESTORS WHOSE FINANCIAL RESOURCES ARE SUFFICIENT TO ENABLE THEM TO ASSUME THESE RISKS AND TO BEAR THE LOSS OF ALL OR PART OF THEIR INVESTMENT. THE FOLLOWING RISK FACTORS SHOULD BE CONSIDERED CAREFULLY, BUT ARE NOT MEANT TO BE AN EXHAUSTIVE LISTING OF ALL OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. INVESTORS SHOULD CONSULT WITH THEIR OWN FINANCIAL, LEGAL, INVESTMENT AND TAX ADVISERS IN EVALUATING THE MERITS AND RISKS OF, AND PRIOR TO INVESTING IN, THE FUND.

Investment in the Fund is suitable only for those persons who have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of their proposed investment and who have no need for liquidity in their investment and no need to dispose of their Shares to satisfy current financial needs and contingencies or existing or contemplated undertakings or indebtedness. The following risks may be directly applicable to the Fund, or may be indirectly applicable through the Fund’s investments in Private Equity Investments. The Fund’s investment program is speculative and entails substantial risks. In considering participation in the Fund, prospective investors should be aware of certain risk factors, which include the following:

Principal Investment Related Risks

The Fund is subject to risks associated with Co-Investments.

When the Fund invests alongside other investors through Co-Investments, the realization of portfolio company investments made as co-investments may take longer than would the realization of investments under the sole control of the Adviser or the Fund because co-investors may require an exit procedure requiring notification of the other co-investors and possibly giving the other co-investors a right of first refusal or a right to initiate a buy-sell procedure (i.e., one party specifying the terms upon which it is prepared to purchase the other party’s or parties’ participation in the investment and the non-initiating party or parties having the option of either buying the initiating party’s participation or selling its or their participation in the investment on the specified terms).

Investing through Co-Investments may involve risks associated with third-party involvement, including the possibility that a third-party may have financial difficulties, resulting in a negative impact on such investment, or that the Fund may in certain circumstances be held liable for the actions of such third-party co-investor. Third-party co-investors may also have economic or business interests or goals that are inconsistent with those of the Fund, or may be in a position to take or block action in a manner contrary to the Fund’s investment objective. In circumstances where such third parties involve a management group, such third parties may receive compensation arrangements relating to the Co-Investment, including incentive compensation arrangements, and the interests of such third parties may not be aligned with the interests of the Fund.

When the Fund makes direct investments in operating companies through Co-Investments alongside Sponsor Managers, the Fund will be highly dependent upon the capabilities of the Sponsor Managers alongside which the investment is made. The Fund may indirectly make binding commitments to Co-Investments without an ability to participate in the management and control of, and with no or limited ability to transfer its interests in, the pertinent operating company. In some cases, the Fund will be obligated to fund its entire direct investment in a Co-Investment up front, and in other cases the Fund will make commitments to fund investments from time to time as called by the Sponsor Manager of another Private Equity Fund in a Co-Investment. Generally, neither the Adviser nor the Fund will have control over the timing of capital calls or distributions received from such Co-Investment, or over investment decisions made in such Co-Investment.

When the Fund participates in a Co-Investment, the Fund generally will not have control over the underlying portfolio company, and will not be able to direct the policies or management decisions of such portfolio company. Thus, the returns to the Fund from any such investments will be more dependent upon the performance of the particular portfolio company and its management in that the Adviser, on behalf of the Fund, will not be able to direct the policies or management decisions of such portfolio company.

In addition, the market for Co-Investments may be very limited and competitive, and the investments to which the Fund wishes to allocate capital may not be available at any given time.

The Fund may be dependent on relationships with Sponsor Managers, which could affect its access to Co-Investment opportunities.

It is the investment strategy of the Fund to co-invest alongside Sponsor Managers that are lead investors in transactions. The Fund expects to typically rely on such Sponsor Managers (and their principals and key personnel) to source investments, to offer Co-Investment opportunities to the Fund, to negotiate and structure investments, to manage investments and to exit investments at attractive valuations. As a result, the performance of the Fund will be highly dependent on GCM Grosvenor’s relationships with Sponsor Managers and the Adviser’s ability to leverage these relationships on behalf of the Fund. These relationships depend to a large degree on past and future investments by clients of GCM Grosvenor in private equity funds managed by the Sponsor Managers. The Fund’s access to co-investment opportunities will depend on such opportunities being made available to the Fund by the Sponsor Managers and by clients of GCM Grosvenor, and there can be no assurance that in the future GCM Grosvenor will be able to maintain these relationships and access to such opportunities for the Fund. Sponsor Managers are generally under no obligation to offer the Fund the opportunity to co-invest in any transaction, and may be constrained in doing so by obligations to other investors or by regulatory or other considerations, including consideration of factors such as whether a potential co-investor has a history of participating in co-investment opportunities with the relevant Sponsor Manager, the size of the potential co-investor’s interest to be held in the portfolio company, whether the potential co-investor has demonstrated a long-term and/or continuing commitment to the potential success of the Sponsor Manager and other factors the Sponsor Manager deems relevant under the circumstances. For example, there could be instances in which all or a portion of a Co-Investment opportunity that could otherwise have been offered to the Fund may instead be allocated by the relevant Sponsor Manager to one or more of its existing fund investors or a strategic third-party investor.

There can be no assurance that a sufficient number of investments meeting the Fund’s investment objective will become available to the Fund, that the Fund will be able to obtain its desired Co-Investment allocation in any particular transaction, that the Fund will have sufficient funds available to capitalize on any particular Co-Investment opportunity, or that the Fund will be able to invest fully its committed capital. Unfavorable performance by a Sponsor Manager or the key personnel of a sponsor in overseeing or exiting a Co-Investment could also result in a substantial adverse effect on the Fund.

The Fund may be subject to general risks of secondary investments.

The overall performance of the Fund’s investments in Private Equity Investments obtained through secondary transactions will depend in part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. There is a risk that investors exiting an underlying portfolio interest or Private Equity Fund through a secondary transaction may possess superior knowledge regarding the value of their investment, and the Fund may pay more for a secondary investment than it would have if it were also privy to such information. Where the Fund acquires a secondary portfolio interest, the Fund will generally not have the ability to modify or amend such secondary investment’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Where the Fund acquires a secondary investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant secondary Private Equity

Fund and, subsequently, that secondary Private Equity Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such secondary Private Equity Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the secondary Private Equity Fund, there can be no assurance that the Fund would have such right or prevail in any such claim.

The Fund is subject to the risks associated with private investment strategies.

The Fund’s investment portfolio will include exposure to private companies for which operating results in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

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Leveraged Buyout Transactions Risk. The Fund and Private Equity Investments can invest in leveraged buyouts of companies; leveraged buyouts by their nature require companies to undertake a high ratio of leverage relative to available income. Such leveraged investments as further discussed below are inherently sensitive to declines in portfolio company revenues and increases in portfolio company expenses and to increases in interest rates.

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Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private Equity Funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. These investments involve the same types of risks associated with an investment in any operating company. However, securities of Private Equity Funds, as well as the underlying companies these funds invest in, tend to be more illiquid, and highly speculative. Furthermore, Private Equity Investments have complex fee structures, including performance-related compensation beyond what is permitted for registered funds and those fees may be charged even if the Fund itself loses money. The Fund may have challenges in monitoring the operations and performance of Private Equity Investments, including, without limitation, difficulty obtaining access to information about Private Equity Investments’ underlying investments and valuations and conflicts that may exist in respect of Private Equity Investments’ underlying investments. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of Private Equity Funds to obtain the required financing or reducing their expected rate of return.

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Investments in Debt and Debt-Like Investments in Portfolio Companies. Although the Fund does not expect to primarily make Co-Investments in debt or debt-like securities of portfolio companies, in some circumstances, the Fund may do so, with or without some equity features. Such securities may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt or debt-like investments may not be protected by financial covenants or limitations upon additional indebtedness and may become impaired from a credit perspective without offering sufficient structural protections. Other factors may materially and adversely affect the market price and yield of such debt or debt-like investments, including, without limitation, prevailing interest rates, investor demand, changes in the financial condition of portfolio companies, government fiscal policy and domestic or worldwide economic conditions. Other factors may materially and adversely affect the market price and yield of such debt or debt-like investments, including, without limitation, prevailing interest rates, investor demand, changes in the financial condition of portfolio companies, government fiscal policy and domestic or worldwide economic conditions.

The Fund may also make or participate in loans to portfolio companies. Direct lending investments typically are high-yield loans to stressed or distressed companies that have limited liquidity and that need quick access to capital to refinance other debt, prevent a covenant default or exploit an opportunity. Directly originated loans typically would include relatively high coupons and structuring fees. These investments may involve significant risks of borrower default, contested foreclosures, bankruptcy of the debtor, claims for lender liability, equitable subordination, recharacterization, violations of usury laws and the imposition of common law or statutory restrictions on the exercise of remedies. For example, under certain circumstances, lenders that are determined to have inappropriately exercised control of the management and policies of a debtor may have their claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. Under certain circumstances, payments to the Fund or by the Fund to the Shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment under applicable law. In order to compensate for the less liquid nature of such instruments and other inherent risks of direct lending, direct financing arrangements may be collateralized with assets, include restrictive covenants or provide upside equity participation. Loan participations involve certain additional risks, including the limited ability of the investor in a participation directly to enforce the lender’s rights under such loans.

The Fund may invest in the securities of Middle Market portfolio companies.

The Fund’s investments may consist of investments in the securities of small and/or less well-established privately held companies. While smaller private companies may have potential for rapid growth, investments in private companies pose significantly greater risks than investments in public companies. For example, private companies:

•	have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress;

may have limited financial resources and may be unable to meet their obligations under their debt securities, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of realizing any guarantees that may have obtained in connection with the investment;

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may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

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generally, are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a portfolio company and, in turn, on the Fund or Private Equity Fund that has invested in the portfolio company; and

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generally, have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than those of larger, more established companies, as these securities typically are less liquid, traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

In addition, investments in private companies tend to be less liquid. The securities of many of the companies in which the Fund invests are not publicly traded or actively traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors only. Such securities may be subject to legal and other restrictions on resale. As such, the Fund may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of target portfolio companies may affect the Fund’s investment returns.

The Fund may be subject to risks associated with the underlying investments in portfolio companies.

The Fund may acquire direct investments in portfolio companies or purchase secondaries that invest in portfolio companies that involve a high degree of business or financial risk. Such portfolio companies may be startups in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The management of such portfolio companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such portfolio companies. Portfolio companies may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition. Portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel.

The Fund may rely on management personnel of underlying portfolio companies.

It is primarily the responsibility of company management to operate a portfolio company on a day-to-day basis and the Fund will not generally have the right to control, or otherwise exert significant influence on, any portfolio company. While the Fund expects to seek Co-Investments in companies that have proven management teams and are sponsored by proven general partners, there can be no assurance that such management teams and general partners will produce the expected results or that such management teams will remain with the relevant portfolio companies. The Fund’s investment returns could be substantially adversely affected by the unfavorable performance of such management. In addition, it will be difficult, if not impossible, for the Adviser or any of its affiliates to protect the Shareholders of the Fund from the risk of the management team of any portfolio company engaging in fraud, misrepresentation or material strategy alteration. Furthermore, the Adviser may not learn of significant structural events, such as personnel changes or substantial changes to the value of the assets of, or obtain other important information, regarding a portfolio company until after the fact, and in any event, may have limited power and few options for addressing such events.

The Fund may purchase private investments with an intent to sell a portion of the private investment acquired to unaffiliated investors at a premium to the Fund’s purchase price, which may be costly.

From time to time, the Fund may make an investment with the expectation of selling a portion of its interests therein to unaffiliated investors. There can be no assurance that the Fund will be successful in selling any such private investment, in whole or in part, that the closing of such transaction will be consummated in a timely manner, that any transaction will take place on terms and conditions that will be preferable for the Fund or that expenses incurred by the Fund with respect to any such transactions will not be substantial. In the event that the Fund is not successful in selling any such private investment, in whole or in part, the Fund may consequently hold a greater amount and have more exposure to the related investment than initially was intended, which could make the Fund more susceptible to fluctuations in value resulting from adverse economic and/or business conditions with respect thereto. Moreover, an investment by the Fund that is not sold to unaffiliated investors as originally anticipated could significantly reduce the Fund’s overall investment returns.

Less information may be available with respect to private company investments and such investments offer limited liquidity.

Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Typically, investments in private companies are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. There can be no assurance that the Fund will be able to realize the value of private company investments in a timely manner.

Private investments can involve a controlling interest.

The exercise of control could impose additional risks of liability for environmental damage, product defects, pension benefits, failure to supervise management, violation of governmental regulations, including securities laws, or other types of liability in which the limited liability generally characteristic of business ownership is sometimes ignored. If these liabilities were to arise, the Fund might suffer a significant loss.

Private investments are subject to general market risks.

Private investments involve a substantial risk of loss arising from any number of general economic and market conditions as well as other factors, all of which are beyond the control of the Fund and the Sponsor Managers. For example, changes in market sentiment; industrial conditions; competition and technology; inflation; exchange rates; interest rates; U.S. or international economic or political conditions or events; tax laws and governmental regulation; and governmental trade, fiscal, monetary or exchange control programs or policies. Conditions and factors such as these, as well as innumerable other conditions and factors, often are impossible to predict and may adversely affect the number and value of the investments made by the Fund. Increased volatility, illiquidity, lack of access to financing on favorable terms or “market shocks” in the markets could impair the performance of the portfolio companies in which the Fund invests. Such factors could prevent the Fund from exiting its investments at an attractive valuation. Additionally, a major governmental intervention into industry, including the nationalization of an industry, the assertion of control over one or more companies or its assets or changes in the regulatory landscape, could result in a loss to the Fund, including if its investment in such portfolio company is canceled, unwound or acquired.

The long-term focus of private investments is not suitable for all prospective investors.

Even if the Fund’s investment strategy proves successful, no assurance can be given that any investment will be able to be disposed of at a favorable valuation, and there is a risk that disposition of any investment may require a lengthy time period. Therefore, Shareholders should consider an investment in the Fund as a long-term investment.

Regulatory changes may adversely affect Private Equity Funds.

The regulatory environment for Private Equity Funds continues to evolve, and changes in the regulation of Private Equity Funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of Private Equity Funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s and/or the Adviser’s legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund and/or the Adviser’s business. There can be no assurances that the Fund or the Adviser will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

Certain transactions could be precluded due to existing or prospective relationships of another GCM Grosvenor-Managed Fund or Account.

The Fund could be precluded from making certain investments or taking certain actions by reason of (i) an existing or prospective relationship of another fund managed by GCM Grosvenor (“GCM Grosvenor-Managed Fund”) or account in a potential or actual portfolio investment of the Fund, (ii) an existing or prospective relationship between the sellers or sponsors of a potential portfolio investment (or its officers or Shareholders) and an Employee Retirement Income Security Act of 1974 (“ERISA”) plan invested in such other GCM Grosvenor-Managed Fund or Account or (iii) a determination by the Adviser that such investment or action otherwise could result in a conflict with other GCM Grosvenor-Managed Funds or Accounts or GCM Grosvenor or its affiliates. For example, where one or more other GCM Grosvenor-Managed Funds or Accounts could participate in a potential transaction through an existing portfolio investment that is (or is considering) pursuing such transaction, the Adviser could determine not to permit other GCM Grosvenor-Managed Funds or Accounts, including the Fund, to pursue the same potential transaction.

Furthermore, certain GCM Grosvenor-Managed Funds and Accounts permit one or more prospective investors or related parties to source and present investment opportunities to GCM Grosvenor, and therefore the actions of such prospective investors or related parties (which are not within the Adviser’s control) could preclude the Fund from making investments or taking actions where the Adviser has determined it could result in a conflict of interest. The inability of the Fund to pursue investments or take certain actions due to conflicts of interest arising with respect to other GCM Grosvenor-Managed Funds and Accounts could adversely impact the Fund.

The Fund may be subject to sector concentration risks.

The investments of the Fund, through Co-Investments, or such a Private Equity Fund will be disproportionately exposed to the risks associated with certain sectors of concentration. The Fund generally expects to have exposure to the following sectors:

•

Business Services Sector. A substantial portion of the Fund’s investment portfolio may be invested in the business services sector. Portfolio companies in the business services sector are subject to many risks, including the negative impact of regulation, changing technology, a competitive marketplace and difficulty in obtaining financing. Portfolio companies in the business services sector must respond quickly to technological changes and understand the impact of these changes on customers’ preferences. Adverse economic, business, or regulatory developments affecting the business sector could have a negative impact on the value of our investments in portfolio companies operating in this sector, and therefore could negatively impact the Fund’s business and results of operations.

•

Financial Sector and Financial Institutions. Financial services companies are subject to extensive governmental regulation and intervention, which may change frequently and may adversely affect their profitability, the scope of their activities, the prices they can charge, the amount of capital and liquid assets they must maintain and their size, among other things. Financial services companies also may be significantly affected by, among other things, interest rates, economic conditions, credit rating downgrades, adverse public perception and exposure concentration. Increased risk-taking by financial companies may result in greater overall risk in the global financial sector. Certain events may cause an unusually high degree of volatility in financial markets and pose the risk of large losses for financial services companies.

Financial companies frequently operate with substantial financial leverage and are exposed directly to the credit risk of their borrowers and counterparties, which also may be leveraged to an unknown degree. Financial companies may have significant exposure to the same borrowers and counterparties; as a result, a borrower’s or counterparty’s inability to meet its obligations to one company may affect other financial companies with exposure to the same borrower or counterparty. This interconnectedness of risk may result in significant negative impacts to companies with direct exposure to the defaulting counterparty as well as adverse cascading effects in the markets and the financial sector generally.

•

Consumer Staples Sector. Companies in the consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and changes in the global economy, consumer spending and consumer demand. Tobacco and tobacco-related companies, in particular, may be adversely affected by new laws, regulations and litigation. Companies in the consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

•

Healthcare Sector. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The U.S. Inflation Reduction Act of 2022 allows for the negotiation of prescription drug prices on behalf of Medicare recipients, which may result in reduced prescription prices. This could reduce some healthcare companies’ overall profitability. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.

•

Industrials Sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events, trade disputes and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.

•

Information Technology Sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Companies in the application software industry, in particular, may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs.

The Fund and Private Equity Investments are subject to risks associated with financial market developments.

Volatile conditions in the capital markets may cause limitations on the ability of companies in which the Fund or Private Equity Investments will invest to obtain capital, or subject such companies to higher costs of capital for financing. This lack of available credit could impede upon the ability of such companies to complete investments and higher costs of capital could reduce the returns of the Fund and Private Equity Investments.

Changes in interest rates may adversely affect the investments held by the Fund. Changes in the general level of interest rates can affect the value of the Fund’s investments. Interest rates are highly sensitive to many factors, including governmental, monetary and tax policies, domestic and international economic and political considerations, fiscal deficits, trade surpluses or deficits, regulatory requirements and other factors beyond the control of the Fund and the companies in which the Private Equity Investments invest. Although it is expected that the Fund’s borrowings, if any, will be short-term in nature, the companies in which the Private Equity Investments invest may finance a significant portion of their activities with both fixed and floating rate debt. By financing the acquisition and development of an investment with floating rate debt, such companies, Private Equity Investments, and indirectly the Fund, will bear the risk that in the event of rising interest rates and a lack of concomitant growth in income, or any increase in underwriting standards that might limit the availability of credit, it could become difficult for such companies, Private Equity Investments to obtain refinancing. In such a case, a company, Private Equity Investments could be forced to take actions that might be disadvantageous at the time in question, such as refinancing on unfavorable terms or selling an asset. Any rise in interest rates may also significantly increase the interest expense of the companies in which the Fund and Private Equity Investments invest, causing losses and/or the inability to service debt levels. If a company in which the Fund or a Private Equity Investment invests cannot generate adequate cash flow to meet debt obligations, the Fund may suffer a partial or total loss of capital invested in the Private Equity Investment. Given current market conditions following a historically low interest rate environment, risks associated with rising interest rates are heightened.

In addition, there is potential for new governmental initiatives, including regulations regarding lending and funding practices, liquidity standards and hedging transactions. Negative developments in the financial industry and the impact of new legislation in response to those developments could restrict the Fund’s business operations and adversely impact the Fund’s results of operations and financial condition.

Furthermore, the current U.S. political environment is volatile and has increased uncertainty regarding future political, legislative, regulatory or administrative changes that may impact the Adviser, the Fund or its investors or the Fund’s investments. Any such changes could impact the laws and regulations applicable to the Adviser, the Fund or the Fund’s investments. Significant uncertainty remains in the market regarding the consequences of the current U.S. political environment, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. Uncertainty regarding the consequences of the current U.S. political environment may have an adverse effect or may cause volatility in the U.S. or global economies and currency and financial markets in the short or long term, as well as the values of the Fund’s investments and the Fund’s ability to execute its investment strategy or the financial prospects of its investments. While certain of such changes could beneficially impact the Fund or certain investments, other changes could adversely impact the Adviser, the Fund or its investors or the Fund’s investments.

The Fund is subject to risks associated with investment sourcing.

The activity of identifying, completing and realizing attractive investments is highly competitive and involves a high degree of uncertainty. The Fund expects to compete for access to Co-Investments and Originated Investments against other Private Equity Investments, co-investment pools, direct investment firms, sovereign wealth funds, pension funds and other institutional investors, as well as family offices and other investors, which could make it more difficult for the Fund to successfully identify, source, structure and execute investments at attractive valuations or otherwise achieve its investment objectives. Other investment funds and other institutions currently in existence or organized in the future, may adopt, partially or totally, the Fund’s strategy and compete with the Fund. Such funds and institutions may have more relevant experience, greater financial resources and more personnel than the Adviser, the Fund and GCM Grosvenor, resulting in fewer investment opportunities available for the Fund or unfavorable implications for the pricing and other terms of potential investments, which could adversely affect the Fund’s investment program. Furthermore, these competitive dynamics may lead sponsors to charge fees, carried interest or other economics on the Fund’s participation in Co-Investments and Originated Investments that they generally have not historically charged to the Adviser’s clients. There can be no assurance that the Fund will be able to identify and complete an adequate number of investments that satisfy its target return, or that it will be able to invest fully its committed capital. Even if such investments are made, there can be no assurance that such investments will be realized at favorable valuations or that the objectives of the Fund will be achieved. The Fund may incur significant expenses identifying, investigating, and attempting to acquire potential investments that are not ultimately consummated. This competition may also have an adverse impact on the length of time that is required for the Fund to become fully invested, the terms of Co-Investments and Originated Investments offered to the Fund (including the fees and expenses borne by the Fund and its investors) and the ultimate return on the Fund’s investments.

There may be risks arising from the Adviser’s due diligence and analysis.

The Adviser will incorporate its own due diligence and analysis, and in certain cases that of third parties, including outside consultants, legal advisers and accountants into the selection of Co-Investment opportunities and other investments for the Fund. Due diligence may entail evaluation of important and complex business, financial, tax, accounting, environmental and legal issues. For example, the Adviser may incorporate an element of its own analysis of macroeconomic conditions and economic variables into its determination of the investments selected and the percentage allocation among them for the Fund. There is a risk that the analysis and/or due diligence conducted by the Adviser may be materially incorrect, incomplete and/or inconsistent over time. In particular, there can be no assurances that the Adviser will be able to detect or prevent irregular accounting, employee misconduct or other fraudulent practices during the due diligence phase or during its efforts to monitor an investment on an ongoing basis. A critical concern is the possibility of material misrepresentation or omission on the part of the sponsor of the applicable portfolio company. Such inaccuracy or incompleteness may adversely affect the value of the Fund’s investment. The Adviser and the Fund will rely upon the accuracy and completeness of representations received in the due diligence process to the extent reasonable when making investments, but cannot guarantee such accuracy or completeness. Such risks are likely to be greater when the time and/or information available to the Adviser to evaluate a Co-Investment or other investment opportunity is limited, as in the case of a sponsor offering a Co-Investment other investment opportunity on a compressed timeframe. As a result of these risks or otherwise, the Adviser’s methodology for selecting co-investment opportunities may prove unsuccessful in generating profits and/or avoiding losses. There can be no assurance that attempts to mitigate risks identified through due diligence with respect to investments will achieve their desired effect, and Shareholders should regard an investment in the Fund as being speculative and having a high degree of risk.

The Adviser could undertake expedited transactions.

Investment analyses and decisions by the Adviser will often be undertaken on an expedited basis in order for the Fund to take advantage of investment opportunities. In such cases, the information available to the Adviser at the time of the investment decision may be limited, and the Adviser may not have access to the detailed information necessary for a full evaluation of the investment opportunity. The financial information available to the Adviser may not be accurate or provided based upon accepted accounting methods. In addition, the Adviser may engage independent consultants in connection with its evaluation of proposed investments. There can be no assurance that these consultants will accurately evaluate such investments.

The Fund’s investments are expected to be illiquid.

The Fund’s investments are expected to generally be highly illiquid. The Fund’s investments are expected to be in securities for which there is no readily available public market, and there can be no assurance that the Fund will be able to realize on such investments by selling portfolio company securities at attractive prices, or that the Fund will be able to exit such investments within any particular timeframe. Therefore, dispositions of the Fund’s investments may require a lengthy time period.

The Fund is classified as non-diversified for purposes of the 1940 Act.

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. A non-diversified fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. A non-diversified fund may select its investments from a relatively small pool of issuers consistent with its stated investment objective and policies. An investment in a non-diversified fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer or small number of issuers may cause greater fluctuations in the value of the fund’s shares.

The Fund may be exposed to risks arising from the valuation of investments.

There is not expected to be any readily available market for the Fund’s investments, and such investments may be difficult to value. The Fund currently expects to base the valuations of the Fund’s investments on a number of factors, including the valuations provided by sponsors and any other information deemed specifically relevant by the Fund, but in any event the Fund’s valuations will be final and conclusive. There can be no assurance that the values assigned to investments by the Fund will equal or approximate the price at which the investments may be sold or otherwise liquidated or disposed of from time to time. Uncertainties as to the valuation of assets held by the Fund could have any adverse effect on the returns of the Fund.

The Fund may utilize leverage.

The Fund may borrow money in connection with its investment activities and to otherwise provide the Fund with liquidity — i.e., the Fund may utilize leverage. Specifically, the Fund may borrow money through a credit facility or other arrangements to fund investments up to the limits of the 1940 Act’s “asset coverage” requirement. The Fund may use leverage for liquidity purposes. The Fund is expected to enter into the credit agreement for such purposes.

The Fund may borrow money for certain purposes, such as making payments to Private Equity Investments in accordance with the Fund’s investment commitments, repurchasing Shares and paying fees and expenses of the Fund, subject to any limitations imposed by applicable law. The 1940 Act’s “asset coverage” requirement requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the investment company’s total indebtedness may not exceed one third of the value of its total assets (including the indebtedness). The 1940 Act also requires that dividends may not be declared if this “asset coverage” requirement is breached, subject to certain exceptions.

The use of leverage is speculative and involves certain risks. Although leverage will increase the Fund’s investment return if the Fund’s interest in an asset purchased with borrowed funds earns a greater return than the interest expense the Fund pays for the use of those funds, the use of leverage will decrease the return on the Fund if the Fund fails to earn as much on its investment purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Fund, especially in times of a “credit crunch” or during general market turmoil. The Fund may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender to the Fund may terminate or refuse to renew any credit facility into which the Fund has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Private Equity Investments at inopportune times, which may further depress the returns of the Fund.

General Investment Risks

The Fund may be subject to risks associated with fixed-income securities.

Fixed-income securities in which the Fund may have exposure to are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates as currently interest rates are low based on historical levels. There is a risk that interest rates will rise, which will likely drive down prices of bonds and other fixed-income securities. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Adviser. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate debt securities.

The Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. To the extent the Fund holds variable or floating rate instruments, a decrease in market interest rates will adversely affect the income received from such securities, which may adversely affect the NAV of the Fund’s Shares.

Issuer and Spread Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer. In addition, wider credit spreads and decreasing market values typically represent a deterioration of a debt security’s credit soundness and a perceived greater likelihood of risk or default by the issuer.

Credit Risk. Credit risk is the risk that one or more fixed-income securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund that only invests in investment grade securities. In addition, to the extent the Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Prepayment or “Call” Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to Shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (i.e., “call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be increased.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Fund has no set policy regarding the duration or maturity of the fixed-income securities it may hold. In general, the longer the duration of any fixed-income securities in the Fund’s portfolio, the more exposure the Fund will have to the interest rate risks described above. The Adviser may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and any other factors that the Adviser deems relevant. There can be no assurance that the Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time.

The Fund is subject to inflation risk.

Inflation may adversely affect the business, results of operations and financial condition of the portfolio companies in which the Fund and Private Equity Investments may invest.

Recent inflationary pressures have increased the costs of labor, energy and raw materials, have adversely affected consumer spending and economic growth, and may adversely affect portfolio companies’ operations. If portfolio companies are unable to pass increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on their loans, particularly as interest rates rise in response to inflation. In addition, any projected future decreases in portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of those investments could result in future realized or unrealized losses and therefore reduce the Fund’s NAV.

While the U.S. and other developed economies have experienced higher-than-normal inflation rates, it remains uncertain whether substantial inflation in the U.S. and other developed economies will be sustained over an extended period of time or have a significant effect on the U.S. or other economies. Inflation may affect the Fund’s investments adversely in a number of ways, including those noted above. During periods of rising inflation, interest and dividend rates of any instruments the Fund or entities related to portfolio investments may have issued could increase, which would tend to reduce returns to investors in the Fund. Inflationary expectations or periods of rising inflation could also be accompanied by the rising prices of commodities which may be critical to the operation of certain portfolio companies. Portfolio companies may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of such investments may decline in times of higher inflation. Some of the Fund’s investments may have income linked to inflation through contractual rights or other means. However, as inflation may affect both income and expenses, any increase in income may not be sufficient to cover increases in expenses.

Governmental efforts to curb inflation often have negative effects on the level of economic activity. In an attempt to stabilize inflation, certain countries have imposed wage and price controls at times. Past governmental efforts to curb inflation have also involved more drastic economic measures that have had a materially adverse effect on the level of economic activity in the countries where such measures were employed. There can be no assurance that continued and more wide-spread inflation in the U.S. and/or other economies will not become a serious problem in the future and have a material adverse impact on the Fund’s returns.

The Fund will hold Liquid Investments which may lower the Fund’s performance.

The Fund will, at times, hold Liquid Investments which may hurt the Fund’s performance. The Fund invests in Liquid Investments in order to manage its cash and liquidity needs while earning an incremental return. For example, if the Fund invests in a separate closed-end management investment company as a “feeder fund” as part of a master-feeder arrangement, then the Fund may incrementally increase its cash and liquidity needs to account for the direct and indirect costs of administration, which will ultimately be borne by the Shareholder, of the master-feeder arrangement. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of broadly syndicated term loans and similar investments at a price and time that the Adviser deems advantageous may be severely impaired, which may impair its ability to dispose of investments in a timely fashion and for a fair price, as well as its ability to take advantage of market opportunities. To the extent the Fund obtains exposure to these investments through ETFs and other pooled vehicles, the Fund will bear its share of the expenses of such funds. The Fund’s liquidity management strategy involves more risk than investing solely in cash and cash equivalents. These positions may also subject the Fund to additional risks and costs.

The Fund may be exposed to risks associated with investments outside of the U.S.

The Fund may invest a portion of its committed capital in investments outside the United States. Non-U.S. economies may differ unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance-of-payments positions, and non-U.S. investments are subject to certain risks not typically associated with U.S. investments, including risks related to (i) currency exchange matters, including potentially significant exchange rate fluctuations between the U.S. dollar and the foreign currencies in which non-U.S. investments in the Fund’s portfolio may be denominated (which exchange rate exposure is unlikely to be hedged and, even if hedged, will not eliminate the Fund’s exposure to such risks and will result in changes to the values, in U.S. dollar terms, of the Fund’s capital commitments and investments) and costs associated with any hedging activities, the conversion of investment proceeds, income and the amount of any relevant liabilities from one currency to another; (ii) significant requirements for government approvals under non-U.S. corporate, securities, exchange control, investment and other similar laws and regulations; (iii) the unavailability of financing and structuring alternatives and exit strategies commonly used in the United States or the requirement to use alternative structures and strategies that differ significantly from those commonly used in the United States; (iv) differences between the U.S. and foreign investment environments, including the absence of uniform accounting, auditing, financial reporting and legal standards, practices and disclosure requirements (which may affect the evaluation of potential non-U.S. portfolio companies and the accuracy of how financial statements reflect non-U.S. portfolio companies’ financial positions); (v) certain economic, social and political risks (the Fund does not intend to obtain political risk insurance), including war, instability, sovereign default, regional economic difficulties, nationalization or expropriation (with or without compensation), exchange control regulations, restrictions on foreign investments and repatriation of capital and unfavorable diplomatic developments and (vi) competitive dynamics that differ from those in the United States, including varying levels of antitrust, anti-corruption, industry or other governmental regulation and the possibility of competition against government-owned or –affiliated businesses.

Furthermore, portfolio companies located in non-U.S. jurisdictions may be involved in restructurings, bankruptcy proceedings and/or reorganizations that are not subject to laws and regulations that are similar to the U.S. Bankruptcy Code and the rights of creditors afforded in U.S. jurisdictions. To the extent such non-U.S. laws and regulations do not provide the Fund with equivalent rights and privileges necessary to promote and protect its interest in any such proceeding, the Fund’s investments may be adversely affected. For example, bankruptcy law and process in a non-U.S. jurisdiction may differ substantially from that in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain developing countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain. Investments with respect to portfolio companies located in certain non-U.S. jurisdictions may be adversely affected as a result of the ownership or control of an equity stake in such portfolio companies by GCM Grosvenor and/or the Fund. The laws of other

non-U.S. jurisdictions in which the Fund may invest may have rules similar to equitable subordination in the United States, and the consequences to the Fund with respect to such rules may be more or less severe than an event of equitable subordination in the United States. Moreover, additional laws and regulations in non-U.S. jurisdictions in which the Fund may invest may affect the investments in such jurisdictions in a manner that differs adversely from the results that would occur under U.S. laws and regulations applied to similar facts.

In addition, laws and regulations in non-U.S. jurisdictions, particularly those relating to foreign investment and taxation, may impose costs and expenses on the Fund and its investments, including with regard to non-U.S. taxes on income and gains recognize with respect to its investments, which may not be creditable or deductible by the Shareholders. The Fund and the Shareholders may be subject to tax, reporting and other filing obligations in non-U.S. jurisdictions in which non-U.S. portfolio companies reside or operate, including confiscatory levels of taxation. In addition, the repatriation of funds may be restricted or subject to taxes in the relevant non-U.S. jurisdiction, which could delay or reduce returns to the Shareholders. Any of the foregoing factors may increase transaction costs and adversely impact the value of the Fund’s non-U.S. investments and/or returns to the Shareholders.

The Fund may be subject to foreign currencies risk.

Some of the foreign securities in which the Fund or a Private Equity Investment invests are denominated or quoted in a foreign currency. A decline in value of a currency will have an adverse impact on the U.S. dollar value of any investments denominated in that currency and, as a result, the NAV of Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund’s assets. The Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar and inflation may adversely affect the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. The Adviser may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of the Fund’s assets by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain cases the Fund may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

The Fund may hold investments in non-voting stock and experience an inability to vote.

Under certain circumstances, the Fund may hold its interests in its investments in non-voting form or limit its voting rights to a certain percentage. In such cases, where only voting securities are available for purchase, the Fund will generally seek to create by contract the same result as owning a non-voting security by agreeing to relinquish or limit the right to vote in respect of its investment. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Fund contractually foregoes the right to vote the relevant securities, the Fund will not be able to vote or may be able to vote only to a limited extent on matters that may be adverse to the Fund’s interests. As a result, the Fund’s influence on an underlying investment could be diminished, which may consequently adversely affect the Fund and its Shareholders.

The Fund may be subject to risks associated with its Subsidiaries.

The Fund may make investments directly or indirectly through one or more Subsidiaries. Such Subsidiaries will not be registered under the 1940 Act. However, the Fund will wholly own and control any Subsidiaries. In addition, the Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets, other than entities wholly-owned or majority-owned by the Fund. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole member or shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies.

The Adviser will serve as investment adviser to the Fund and each Subsidiary, and will comply with Section 15 of the 1940 Act with respect to advisory contract approval, including that: (i) material amendments to any such Subsidiary’s advisory contract must be approved by the Shareholders or the Board in the manner and to the extent that the Management Agreement must be approved by the Shareholders or the Board; and (ii) the Shareholders will have the ability to vote to terminate the Subsidiary’s advisory agreements to the extent that they can vote to terminate the Management Agreement.

The Fund complies with Section 8 and Section 18 of the 1940 Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with any Subsidiary. Any Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody.

Conflicts of Interest-Related Risks

The Fund is subject to conflicts of interest.

The Fund is a party to the Management Agreement with the Adviser, an entity in which certain of the Fund’s Trustees, officers and members of the investment committee of the Adviser may have indirect ownership and pecuniary interests. Certain of the Fund’s Trustees and officers and members of the investment committee of the Adviser also serve as officers or principals of other investment managers affiliated with the Adviser that currently, and may in the future, manage investment funds with investment objectives similar to the Fund’s investment objective. In addition, certain of Fund’s officers and Trustees and the members of the investment committee of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as the Fund does or of investment funds managed by the Fund’s affiliates. Accordingly, the Fund may not be made aware of and/or given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with the Adviser. However, the Adviser intends to allocate investment opportunities in a fair and equitable manner in accordance with the Adviser’s investment allocation policy.

Pursuant to the terms of the Management Agreement, the Adviser provides the Fund with certain administrative services necessary to conduct the Fund’s day-to-day operations, and the Fund reimburses the Adviser, at cost, based upon the Fund’s allocable portion of the Adviser’s overhead and other expenses (including travel expenses) incurred by the Adviser in performing the administrative services under the Management Agreement, including the Fund’s allocable portion of the compensation of certain of its officers (including but not limited to the chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs, but not investment professionals. See “Potential Conflicts of Interest.”

Potential conflicts of interest risk—allocation of investment opportunities.

The Adviser has adopted allocation procedures that are intended to treat each fund it advises in a manner that, over a period of time, is fair and equitable. GCM Grosvenor currently provides investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among GCM Grosvenor-Managed Funds; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a security or issuer; and (ix) prior positions in a security or issuer. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser.

In the event investment opportunities are allocated among the Fund and the other Advised Funds, the Fund may not be able to structure its investment portfolio in the manner desired. Furthermore, the Fund and the other Advised Funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the other Advised Funds. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is likely that the other Advised Funds may make investments in the same or similar securities at different times and on different terms than the Fund. The Fund and the other Advised Funds may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities, to the extent permitted by applicable law. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the Fund may benefit the other Advised Funds. For example, the sale of a long position or establishment of a short position by the Fund may impair the price of the same security sold short by (and therefore benefit) one or more Advised Funds, and the purchase of a security or covering of a short position in a security by the Fund may increase the price of the same security held by (and therefore benefit) one or more Advised Funds.

Applicable law, including the 1940 Act, may at times prevent the Fund from being able to participate in investments that it otherwise would participate in, and may require the Fund to dispose of investments at a time when it otherwise would not dispose of such investment, in each case, in order to comply with applicable law.

In addition, certain provisions of the 1940 Act prohibit the Fund from engaging in transactions with the Adviser and its affiliates, including Advised Funds. The 1940 Act also imposes significant limits on aggregated transactions with affiliates of the Fund. The Adviser has received a Section 17(d) Order from the SEC that permits the Fund, among other things, to invest in aggregated transactions alongside certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions (the “Section 17(d) Order”).

The Adviser will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms), except in reliance on the Section 17(d) Order or unless such investments otherwise qualify for another 1940 Act exemption or are entered into in accordance with interpretations of Section 17(d) and Rule 17d-1 as expressed in SEC no-action letters or other available guidance.

Under the terms of the Section 17(d) Order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Fund’s independent trustees approve policies and procedures of the Fund that are reasonably designed to ensure compliance with the terms of the Section 17(d) Order and review the allocation policy and other co-investment policies of the Adviser. The exemptive order is subject to certain terms and conditions so there can be no assurance that the Fund will be permitted to invest in aggregated transactions alongside certain of the affiliated funds other than in the circumstances currently permitted by regulatory guidance and the exemptive order. For example, in certain instances, the Fund’s ability to participate in such negotiated aggregated transactions alongside affiliated funds will require the “required majority” of the Fund’s independent trustees to reach certain conclusions in connection with investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms). The Section 17(d) Order is subject to certain terms and conditions so there can be no assurance that the Fund will be permitted to invest in aggregated transactions alongside certain of the Fund’s affiliates other than in the circumstances currently permitted by regulatory guidance and the Section 17(d) Order.

The Adviser, its affiliates and its clients may pursue or enforce rights with respect to a borrower in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the Management Fee and Incentive Fee payable by the Fund and, accordingly, the fees received by the Adviser. Certain other Advised Funds pay the Adviser or its affiliates greater performance-based compensation, which could create an incentive for the Adviser or an affiliate to favor such investment fund or account over the Fund.

Potential conflicts of interest risk—allocation of personnel.

The Fund’s executive officers and Trustees, and the employees of the Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund or of investment funds or accounts managed by the Adviser or its affiliates. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders. Additionally, certain personnel of the Adviser and their management may face conflicts in their time management and commitments.

Potential conflicts of interest risk—lack of information barriers.

By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain acquiring fund investments that might otherwise have been sold at the time.

General Risks

The Fund is actively managed and subject to management risk.

The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s ability to achieve its investment objective depends upon the Adviser’s skill in determining the Fund’s allocation of its assets and in selecting the best mix of investments. There is a risk that the Adviser’s evaluation and assumptions regarding asset classes or investments may be incorrect in view of actual market conditions. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in private market investments, which are highly specialized instruments that require investment techniques and risk analyses different from those associated with investing in public equities and bonds. The Fund’s allocation of its investments across Co-Investments and, to a lesser extent, secondary investments and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

The Fund has limited operating history.

The Fund is a recently formed non-diversified, closed-end management investment company with limited performance history that shareholders can use to evaluate the Fund’s investment performance. The initial operating expenses for a recently formed fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. In addition, Private Equity Investments may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance.

There are limitations on Shareholder authority.

Shareholders have no authority to make decisions or to exercise business discretion on behalf of the Fund, except as set forth in the Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Fund’s investment activities to the Adviser, subject to oversight by the Board.

The Board may change the Fund’s investment objective and strategies without Shareholder approval.

The Board will have the authority to modify or waive certain of the Fund’s operating policies and strategies without Shareholder approval, subject to 60 days’ notice to Shareholders. The Fund cannot predict the effects that any changes to its current operating policies and strategies would have on the Fund’s business, operating results and value of its Shares. Nevertheless, the effects may adversely affect the Fund’s business and impact its ability to make distributions.

Shares are not freely transferable.

Transfers of Shares may be made only by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder or with the prior written consent of the Board, which may be withheld in the Board’s sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

The Fund is susceptible to general economic and market conditions, including market disruption and geopolitical risk.

The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s or a Private Equity Investment’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. The use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Fund involves a high degree of risk, including the risk that the Shareholder’s entire investment may be lost. The Fund’s performance depends largely upon the Advisers’ selection of investments, Private Equity Investments and Sponsor Managers, the allocation of offering proceeds thereto and the performance of the investments. The Fund’s investment activities involve the risks associated with private market investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, changes in import or export regulations, tariffs, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Fund, Private Equity Investments or the Fund’s other investments. Unexpected volatility or lack of liquidity, could impair the Fund’s profitability or result in its suffering losses.

Disease outbreaks, public health emergencies (e.g. the coronavirus outbreak, epidemics and other pandemics), the European sovereign debt crisis, instability in the Middle East, terrorist attacks in the U.S. and around the world, the impact of natural disasters, growing social and political discord in the various counties, including the U.S., the response of the international community—through economic sanctions and otherwise—to Russia’s annexation of the Crimea region of Ukraine and invasion of Ukraine, ongoing armed conflicts among Israel, Iran, Hamas and other militant groups in the Middle East, and other similar events may result in market volatility, may have long-term adverse effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the U.S. and worldwide. The Fund does not know how long the financial markets may be affected by these events and cannot predict the effects of these events or similar events in the future. Wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and global economies and markets generally. These events could also impact interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to an investment in the Shares. There can be no assurance that such market disruptions may not have other material and adverse implications for the sectors in which the Fund may invest.

In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto, including the imposition of tariffs on imported goods. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions. More generally, these actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of a foreign country’s export industry, which could have a negative impact on the Fund’s performance.

The U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods such as steel and aluminum. Some foreign governments have instituted retaliatory tariffs on certain U.S. goods. Most recently, the current U.S. presidential administration has imposed or sought to impose significant increases to tariffs on goods imported into the U.S. U.S. companies that source material and goods from foreign countries and those that make large amounts of sales in such foreign countries would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe-haven currencies. Events such as these, and their consequences, are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Increased trade tensions could have a material adverse effect on the global economy. The Fund and its Private Equity Investments could be materially and adversely affected.

Ongoing armed conflicts may have a material adverse impact on the Fund and its portfolio companies.

United States and global markets are experiencing volatility and disruption following the geopolitical instability resulting from the ongoing Russia-Ukraine conflict, ongoing armed conflict between Israel and Hamas, recent escalation of conflict in the Middle East and Southwest Asia and continued political and social unrest in various countries, such as Venezuela and Mexico, which have led, are currently leading, and for an unknown period of time will continue to lead to disruptions in local, regional, national, and global markets and economies affected thereby. Most recently, on February 28, 2026, the United States and Israel launched a major assault on Iran with the stated aim of toppling the regime in Tehran, triggering regional Iranian retaliation across the Gulf, including attacks against targets in Qatar, the United Arab Emirates (UAE), Kuwait, Bahrain and Saudi Arabia. An escalation in this or other global conflicts may have a material adverse impact on the Fund, its portfolio companies and the market generally, including as a result of intense regional and global military and/or economic retaliation, major maritime disruptions in the Strait of Hormuz, and large-scale cyber warfare.

Consider, for example, responses to the ongoing Russia-Ukraine conflict – the North Atlantic Treaty Organization (“NATO”) deployed additional military forces to eastern Europe, and the United States, the United Kingdom, the European Union and other countries announced various sanctions and restrictive actions against Russia, Belarus and related individuals and entities, including the removal of certain financial institutions from the Society for Worldwide Interbank Financial Telecommunication (SWIFT) payment system. Certain countries, including the United States, have provided and may continue to provide military aid or other assistance to Ukraine and to Israel, or have undertaken or will undertake military strikes in Southwest Asia, increasing geopolitical tensions among a number of nations. The invasion of Ukraine by Russia and the escalation of conflict in the Middle East and Southwest Asia and the resulting measures that have been taken, and could be taken in the future, by NATO, the United States, the United Kingdom, the European Union, Israel and its neighboring states and other countries have created global security concerns that could have a lasting impact on regional and global economies. Although the length and impact of the ongoing conflicts are highly unpredictable, they could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions and increased cyber-attacks against U.S. companies. Additionally, any resulting sanctions could adversely affect the global economy and financial markets and lead to instability and lack of liquidity in capital markets.

Any of the above mentioned factors, or any other negative impact on the global economy, capital markets or other geopolitical conditions resulting from the Russian invasion of Ukraine, the escalation of conflict in the Middle East and Southwest Asia and subsequent sanctions or related actions, may lead to increased volume and price volatility. The extent and duration of the ongoing conflicts, resulting sanctions and any related market disruptions are impossible to predict, but could be substantial, particularly if current or new sanctions continue for an extended period of time or if geopolitical tensions result in expanded military operations on a global scale. Any such disruptions may also have the effect of heightening many of the other risks described in this section. If these disruptions or other matters of global concern continue for an extensive period of time, to the extent that we, our portfolio companies, third party service providers, investors, or related customer bases have material operations or assets in such conflict zones, they may be materially adversely affected.

Investments in the Fund will be primarily illiquid.

The Fund is designed primarily for long-term investors. An investment in the Fund, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid portfolio investments within an illiquid fund. An investment in the Shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares will not be redeemable at a Shareholder’s option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. The Fund’s Private Equity Assets will be illiquid and typically cannot be transferred or redeemed for a substantial period of time. The Shares are designed for long-term investors, and the Fund should not be treated as a trading vehicle.

There may be a lack of funds to make additional investments.

The Fund may not have the funds or ability to make additional investments in its portfolio companies. After the Fund’s initial investment in a portfolio company, it may be called upon from time to time to provide additional funds to such company or have the opportunity to increase its investment through the exercise of a warrant to purchase common shares. There is no assurance that the Fund will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on the Fund’s part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for the Fund to increase its participation in a successful operation or may reduce the expected return on the investment.

The Fund’s exit strategies are uncertain.

Due to the illiquid nature of most of the positions that the Fund is expected to acquire, as well as the risks associated with the Fund’s investment strategies, the Fund is unable to predict with confidence what the exit strategy may ultimately be for any given investment, or that one will definitely be available. Exit strategies which appear to be viable when an investment is initiated may be precluded by the time the investment is ready to be realized due to economic, legal, political or other factors.

The Fund is subject to cyber security risk.

Cyber security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Portfolio companies’, sponsors’ and their respective service providers’ information and technology systems may be vulnerable to damage or interruption from computer viruses or other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors by their respective professionals or service providers, power, communications or other service outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. If unauthorized parties gain access to such information and technology systems, they may be able to steal, publish, delete or modify private and sensitive information. Although the Adviser and the Fund have implemented, and portfolio companies, sponsors and service providers may implement, various measures to manage risks relating to these types of events, such systems could prove to be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing it from being addressed appropriately. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in the Adviser’s, the Fund’s, a portfolio company’s or a sponsor’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to the Fund (and Shareholders) and the intellectual property and trade secrets of the Adviser, portfolio companies and sponsors. The Adviser, the Fund, a portfolio company or a sponsor could be required to make a significant investment to remedy the effects of any such failures, and any such failures could harm their reputations, subject them and their respective affiliates to legal claims and adverse publicity and otherwise affect their business and financial performance.

The Fund is subject to risks related to the development of artificial intelligence and machine learning.

Recent technological advances in artificial intelligence and machine learning technology (collectively, “Artificial Intelligence Technology”), including OpenAI’s release of its ChatGPT application, pose risks to the Fund. The Fund could be further exposed to the risks of Artificial Intelligence Technology if third-party service providers or any counterparties, whether or not known to the Fund, also use Artificial Intelligence Technology in their business activities. The Fund will not necessarily be in a position to control the manner in which third-party products are developed or maintained or the manner in which third-party services are provided, even where it has sought contractual protection against such use.

The use of Artificial Intelligence Technology by any of the parties described in the previous paragraph could include the input of confidential information, including material non-public information (either by third-parties in contravention of non-disclosure agreements, or by employees of GCM Grosvenor or its affiliates and partners in contravention of GCM Grosvenor’s policies) into Artificial Intelligence Technology applications, resulting in such confidential information becoming part of a dataset that is accessible by other third-party Artificial Intelligence Technology applications and users.

Independent of its context of use, Artificial Intelligence Technology is generally highly-reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that Artificial Intelligence Technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error, potentially materially so, and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of Artificial Intelligence Technology. To the extent that the Fund or portfolio companies are exposed to the risks of Artificial Intelligence Technology use, any such inaccuracies or errors could have adverse impacts on the Fund and portfolio companies.

The economy may be significantly impacted by the advanced development and increased regulation of Artificial Intelligence Technology. Artificial Intelligence Technology generally or in any industry in particular may alter, to an adverse extent, the Fund, portfolio companies or other market participants’ ability to utilize Artificial Intelligence Technology in the manner used to-date and may have an adverse impact on the Fund or portfolio companies in which it invests, and the Fund or portfolio companies may not be able to continue to operate as intended. As the use of Artificial Intelligence Technology grows, liquidity and market movements may be affected, and the profitability and growth of the Fund’s holdings may be impacted.

Artificial Intelligence Technology and its applications, including in the private investment and financial sectors, continue to develop rapidly, and it is impossible to predict the future risks that may arise from such developments.

The Fund may rely on key personnel.

The success of the Fund is expected to depend in part upon the skill and expertise of the Adviser’s investment professionals. There is ever increasing competition among alternative asset firms, financial institutions, private equity firms, investment managers and other industry participants for hiring and retaining qualified investment professionals, and accordingly there can be no assurance that such professionals will continue to be associated with GCM Grosvenor throughout the term of the Fund, and any departure or resignation of any such professional could have an adverse impact on the performance of the Fund.

There can be no assurance that the Fund will conduct tender offers in a particular period.

Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their NAV and the Adviser intends to recommend that, in normal market circumstances, the Board of Trustees conduct quarterly tender offers of no more than 5% of the Fund’s NAV. The Fund is not obligated to repurchase any Shares and may choose to conduct a quarterly tender offer of less than 5% of the Fund’s net assets or not conduct a quarterly tender offer in any quarter. As a result, Shares should be considered as having only limited liquidity and at times may be illiquid. Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that a Shareholder tenders due to the illiquidity of the Fund investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. In addition, substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.

There can be no assurance that the Fund will conduct tender offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time. The Adviser currently expects to recommend to the Board that the Fund conducts its first tender offer following the second full quarter of Fund operations (or such earlier or later date as the Board may determine).

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s NAV may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases. See “Repurchase of Shares.”

Offers for repurchases of Shares, if any, may be suspended, postponed or terminated by the Board under certain circumstances. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Shares and the underlying investments of the Fund. Additionally, because Shares are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of 1940 Act.

The Fund may repurchase Shares through distributions in-kind.

The Fund generally expects to distribute cash to the holder of Shares that are repurchased in satisfaction of such repurchase. See “Repurchases of Shares—Periodic Repurchases.” However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Fund may receive securities from a Co-Investment or Private Equity Fund that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in-kind to Shareholders. In the event that the Fund makes such a distribution of securities, there can be no assurance that any Shareholder would be able to readily dispose of such securities or dispose of them at the value determined by the Adviser.

The Fund cannot guarantee the amount or frequency of distributions.

The amount of distributions that the Fund may pay is uncertain. The Fund expects to pay distributions out of assets legally available for distribution from time to time, at the sole discretion of the Board, and otherwise in a manner to comply with the distribution requirements necessary for the Fund to qualify to be treated as a RIC under the Code. See “Distributions.” Nevertheless, the Fund cannot assure Shareholders that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. The Fund’s ability to pay distributions may be adversely affected by the impact of the risks described in this Prospectus. All distributions will depend on the Fund’s earnings, its net investment income, its financial condition, and such other factors as the Board may deem relevant from time to time.

The Fund cannot guarantee that it will make distributions. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Fund on account of investments by the Fund in Private Equity Investments and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.

Additional subscriptions will dilute the voting interest of existing Shareholders.

The Fund intends to accept additional subscriptions for Shares, and such subscriptions will dilute the voting interest of existing Shareholders in the Fund. Additional subscriptions will also dilute the indirect interests of existing Shareholders in the Fund investments prior to such purchases, which could have an adverse impact on the existing Shareholders’ interests in the Fund if subsequent Fund investments underperform the prior investments.

The Fund will have access to confidential information.

In the course of its investment process, the Fund may be required to enter into confidentiality agreements with private equity sponsors or portfolio companies that may prohibit the Fund from publicly disclosing sensitive information relating to such sponsors, their investments and these portfolio companies. Furthermore, a portfolio company may withhold from the Fund and the Adviser certain information considered proprietary by such portfolio company. These arrangements could either restrict the information that the Fund is permitted to share with the Shareholders or could possibly result in liabilities for the Fund where a Shareholder that is required or compelled to publicly release information regarding its investments, such as pursuant to the U.S. Freedom of Information Act or other similar state or local laws, publicly discloses such information in response to an information request or otherwise. In order to mitigate the risk of exposing the Fund to these categories of liability, the Fund may choose, but is not required, to decline such investment opportunities or to limit the information provided to such Shareholders. As a result, the Fund’s investment flexibility and/or such Shareholders’ access to information may be constrained, which may adversely impact the performance of the Fund. In connection with the Fund’s evaluation of a potential transaction, a sponsor may require the Fund or the Adviser to agree to certain restrictive covenants which could impair the Fund’s ability to pursue the related investment other than through such sponsor (among other restrictions).

The Fund and certain service providers may have access to Shareholders’ personal information.

The Adviser, the auditors, the custodian and the other service providers to the Fund may receive and have access to personal data relating to Shareholders, including information contained in a prospective investor’s subscription documents and arising from a Shareholder’s business relationship with the Fund and/or the Adviser. Such information may be stored, modified, processed or used in any other way, subject to applicable laws, by the Adviser and by the Fund’s other service providers and their agents, delegates, sub-delegates and certain third parties in any country in which such person conducts business. Subject to applicable law, Shareholders may have rights in respect of their personal data, including a right to access and rectification of their personal data and may in some circumstances have a right to object to the processing of their personal data.

The Fund will be subject to corporate-level U.S. federal income tax on all of its net income if it is unable to maintain RIC tax treatment under the Code.

The Fund will elect to be treated and intends to operate in a manner so as to qualify each taxable year thereafter as a RIC under the Code.

As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. The Fund may have difficulty complying with these requirements. In particular, to the extent that the Fund holds equity investments in entities that are treated as partnerships or other pass-through entities for U.S. federal income tax purposes, it may not have control over, or receive accurate information about, the underlying income and assets of those entities that are taken into account in determining its compliance with the aforementioned ongoing requirements. Private Equity Investments and Sponsor Managers may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code. If the Fund fails to qualify as a RIC, it will become subject to corporate-level U.S. federal income tax on all of its net income, and the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distributions to Shareholders, the amount of distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on the Fund and Shareholders. See “Material U.S. Federal Income Tax Considerations—Failure to Qualify as a Regulated Investment Company.” If, before the end of any quarter of its taxable year, the Fund believes that it may fail to meet the ongoing asset diversification requirements (as further described in “Material U.S. Federal Income Tax Considerations—Qualification as a Regulated Investment Company”), the Fund may seek to take certain actions to avert such a failure. However, the action frequently taken by RICs to avert such a failure—the disposition of non-diversified assets—may be difficult to pursue because of the limited liquidity of the Fund’s investments. While relevant tax provisions afford a RIC a

30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund’s ability to effect a sale of an investment may limit the Fund’s use of this cure period. In certain cases, the Fund may be afforded a longer cure period under applicable savings provisions, but the Fund may be subject to a penalty tax in connection with its use of those savings provisions.

The Fund may hold investments, either directly or indirectly, that require income to be included in investment company taxable income in a year prior to the year in which the Fund (or an underlying entity) actually receives a corresponding amount of cash in respect of such income. The Fund may be required to make a distribution to Shareholders in order to satisfy the annual distribution requirement, even though it will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. The Fund may have to sell some of its investments at times and/or at prices the Adviser would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may not qualify for or maintain RIC tax treatment and thus become subject to corporate-level U.S. federal income tax on all of its net income.

In order to comply with the RIC rules or for other reasons, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a U.S. or non-U.S. corporation (or other entity treated as such for U.S. federal income tax purposes), and the Fund would indirectly bear any U.S. or non-U.S. taxes imposed on such corporation. The Fund may also be unable to make investments that it would otherwise determine to make as a result of the desire to qualify as a RIC.

In addition, the Fund may directly or indirectly invest in Private Equity Investments located outside the U.S. Such Private Equity Investments may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments. In general, a U.S. person will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund. Further, adverse U.S. tax consequences can be associated with certain foreign investments, including potential U.S. withholding taxes on foreign investment entities with respect to their U.S. investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “controlled foreign corporations” or “passive foreign investment companies.”

The Fund may retain some income and capital gains in the future, including for purposes of providing the Fund with additional liquidity, which amounts would be subject to the 4% U.S. federal excise tax to the extent they exceed the Excise Tax Distribution Requirements (as defined in “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company”), in addition to the corporate income tax. In that event, the Fund will be liable for the tax on the amount by which the Fund does not meet the foregoing distribution requirement. See “Material U.S. Federal Income Tax Considerations—Qualification as a Regulated Investment Company.”

Tax laws are subject to changes which may adversely affect the Fund.

It is possible that the current U.S. federal, state, local or non-U.S. income tax treatment accorded to an investment in the Fund will be modified by legislative, administrative, or judicial action in the future, possibly with retroactive effect. The nature of changes in tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after-tax rate of return of an investment in the Fund. Potential investors therefore should seek, and must rely on, the advice of their own tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.

The Fund is subject to risks associated with the Incentive Fee.

The Incentive Fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund’s behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement.

Any Incentive Fee payable by the Fund that relates to an increase in value of the Fund’s investments may be computed and paid on gain or income that is unrealized, and the Adviser is not obligated to reimburse the Fund for any part of an Incentive Fee it previously received. If the Fund’s investment with an unrealized gain subsequently decreases in value, it is possible that such unrealized gain previously included in the calculation of an Incentive Fee will never become realized. The Adviser is not obligated to reimburse the Fund for any part of the Incentive Fee it received that was based on unrealized gain never realized as a result of a sale or other disposition of an investment at a lower valuation in the future. Thus, the Fund could have paid an Incentive Fee on income or gain the Fund never received.

The Incentive Fee is computed and paid on net profits that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with payment in kind (“PIK”) interest, preferred stock with PIK dividends and zero-coupon securities, in addition to amounts related to unrealized capital appreciation. If there is a default on an investment by the obligor or such capital appreciation is not ultimately realized, it is possible that amounts previously used in the calculation of the Incentive Fee will become uncollectible, and the Adviser will have no obligation to refund any fees it received in respect of such accrued income. In addition, since in certain cases the Fund may recognize net profits before or without receiving cash representing such net profits and have a corresponding obligation to make an Incentive Fee payment, the Fund may have to sell some of its investments at times it would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet its payment obligations.

The Fund may pay the Management and Incentive Fees in Shares.

The Fund is seeking exemptive relief from the SEC that would permit the Fund to pay the Adviser all or a portion of its Management Fees and Incentive Fees in Shares in lieu of paying the Adviser an equivalent amount of such fees in cash, which may dilute other Shareholders of the Fund.

The Fund’s investments may include original issue discount and PIK instruments.

To the extent that the Fund invests in original issue discount or PIK instruments and the accretion of original issue discount or PIK interest income constitutes a portion of the Fund’s income, the Fund will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash.

The Fund and the Adviser are subject to ongoing regulatory scrutiny and reporting obligations.

The Fund and the Adviser may be subject to increased scrutiny by government regulators, investigators, auditors and law enforcement officials regarding the identities and sources of funds of investors. In that connection, in the future the Fund may become subject to additional obligations that may affect its investment program, the manner in which it operates and, reporting requirements regarding its investments and investors. Each Shareholder will be required to provide to the Fund such information as may be required to enable the Fund to comply with all applicable legal or regulatory requirements, and each Shareholder will be required to acknowledge and agree that the Fund may disclose such information to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file such reports with such authorities as may be required by applicable law or regulation.

The Shares are being offered on a “best-efforts” basis.

This offering is being made on a reasonable best-efforts basis, whereby the Distributor is only required to use its reasonable best efforts to sell the Shares and neither it nor any selling agent has a firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum number of Shares is subscribed for, the opportunity for the allocation of the Fund’s investments among various issuers and industries may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Fund’s expenses over a smaller capital base. As a result, the Fund may be unable to achieve its investment objective and a

Shareholder could lose some or all of the value of their investment in the Shares. The Distributor is an affiliate of the Fund and the Adviser. As a result, the Distributor’s due diligence review and investigation of the Fund and this Prospectus cannot be considered to be an independent review.

POTENTIAL CONFLICTS OF INTEREST

Certain of the Fund’s executive officers and Trustees, and the employees of the Adviser, serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund or of GCM Grosvenor-Managed Accounts. As a result, they have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or the Fund’s Shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the GCM Grosvenor-Managed Accounts, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Adviser), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the GCM Grosvenor-Managed Accounts have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Adviser and their management face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other GCM Grosvenor-Managed Accounts.

The results of the Fund’s investment activities may differ significantly from the results achieved by the GCM Grosvenor-Managed Accounts. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

In the event investment opportunities are allocated among the Fund and GCM Grosvenor-Managed Accounts, the Fund may not be able to structure its investment portfolio in the manner desired. However, the Fund may co-invest with funds managed by GCM Grosvenor or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations, its allocation procedures or pursuant to the conditions of an exemptive order.

From time to time, and in compliance with the 1940 Act, applicable law and Staff guidance, the Fund and the GCM Grosvenor-Managed Accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

The Adviser, its affiliates and its clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction would generally be adverse to the interests of the Fund, and such party would have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Adviser or its affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Adviser nor any of their affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Adviser or its affiliates in evaluating the Fund’s creditworthiness.

The Adviser is paid a fee based on a percentage of the Fund’s net assets. The participation of the Adviser’s investment professionals in the valuation process therefore results in a conflict of interest. The Adviser also has a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, which increase the assets or the yield of the Fund and, accordingly, the Management Fee and Incentive Fee received by the Adviser. Certain other GCM Grosvenor-Managed Accounts also pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or affiliate to favor such investment fund or account over the Fund.

By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

Conflicts of interest will arise in respect of Private Equity Investments and other issuers invested in by the Fund and other GCM Grosvenor-Managed Funds and Accounts

It is expected that other GCM Grosvenor-Managed Funds or Accounts will, from time to time, acquire investments in the same portfolio company, Co-Investment or Private Equity Fund opportunity as the Fund as part of a single transaction or otherwise. In connection with any such investment by such other GCM Grosvenor-Managed Funds or Accounts, the Fund, on the one hand, and such other GCM Grosvenor-Managed Funds or Accounts, on the other hand, could have conflicting interests if they invest in the same portfolio company, Co-Investment or Private Equity Fund. Where the Fund and such other GCM Grosvenor-Managed Funds or Accounts invest in the same securities, GCM Grosvenor could give advice to or otherwise take actions on their behalf in respect of such investments that could differ from advice given to or actions taken on behalf of the Fund. For example, other GCM Grosvenor-Managed Funds or Accounts and the Fund could have an investment in the same securities of a portfolio company, Private Equity Investment, but could buy or sell such investments at a different time, at a different price or otherwise on different terms or conditions. Such advice or actions on behalf of other GCM Grosvenor-Managed Funds or Accounts could adversely impact the Fund or could otherwise result in such other GCM Grosvenor-Managed Funds or Accounts achieving returns on such investments that are better than the returns achieved by the Fund.

Such conflicts of interest could be more material where the Fund and such other GCM Grosvenor-Managed Funds and Accounts invest in different securities issued by the same portfolio companies or Private Equity Investments. For example, if the Fund invests in the equity securities of a portfolio company and another GCM Grosvenor-Managed Fund or Account invests in the debt securities of the same company, the various economic and other terms of the debt and equity securities, including the interest rates to be paid on the debt securities, any security granted in respect thereof, the characterization of the debt securities as preferred equity or subordinated debt and the nature of the covenants running in favor of the other GCM Grosvenor-Managed Fund or Account as a debt holder, could raise conflicts of interest between the Fund, on the one hand, and such other GCM Grosvenor-Managed Fund or Account, on the other hand. Questions could arise as to whether payment obligations and covenants of the debt securities should be enforced, modified or waived by the holders of the debt securities or whether the debt securities should be refinanced by the portfolio company, which decisions could be influenced by the other GCM Grosvenor-Managed Fund or Account holding the debt securities. Such conflicts of interests will be particularly heightened where the portfolio company is in financial difficulty as, in such situations, the interests of debt and equity holders typically will not be aligned. Decisions about what action should be taken by the Fund as an equity holder or by the other GCM Grosvenor-Managed Fund or Account as a debt holder in a troubled situation, including whether to enforce creditor claims, whether to advocate or initiate a portfolio company restructuring or liquidation inside or outside of bankruptcy proceedings, and the terms of any work-out or restructuring of a portfolio company or its debt, will raise material conflicts of interest. In such circumstances, the other GCM Grosvenor-Managed Fund or Account might be best served by a liquidation of the portfolio company that would result in its debt being paid but leave nothing with respect to the Fund’s interest in the company’s equity. It is possible in distressed situations that actions taken by the other GCM Grosvenor-Managed Fund or Account as a debt holder could materially adversely impact, if not in effect eliminate, any remaining value attaching to equity securities held by the Fund. The reverse would be the case where the Fund holds debt securities of a portfolio company and another GCM Grosvenor-Managed Fund or Account acquires equity securities of the same company. Furthermore, it is possible that in connection with an insolvency, bankruptcy, reorganization or similar proceeding, the Fund and other GCM Grosvenor-Managed Funds or Accounts will be limited (by applicable law, including the 1940 Act, courts or otherwise) in the positions or actions they will be permitted to take due to the other interests held or actions taken by GCM Grosvenor and other GCM Grosvenor-Managed Funds and Accounts.

In circumstances where the Fund and other GCM Grosvenor-Managed Funds or Accounts hold investments in different classes of a portfolio company’s debt and/or equity (or, where applicable, different classes of securities issued by a Co-Investment or Private Equity Fund), GCM Grosvenor intends, to the fullest extent permitted by applicable law, including the 1940 Act, to take steps in respect of such investments to reduce the potential for adversity between the Fund and the other GCM Grosvenor-Managed Funds or Accounts, including by causing the Fund to take certain actions that, in the absence of such conflict, it would not take, such as, for example but without limitation (i) remaining passive in a portfolio company restructuring or similar situation (including by electing not to vote or voting pro rata with other unaffiliated security holders), (ii) divesting investments, (iii) appointing an independent decision-maker, or (iv) otherwise taking an action designed to reduce such adversity. Any such step could have the effect of benefiting other GCM Grosvenor-Managed Funds or Accounts and therefore could not be in the best interests of, and could be adverse to, the Fund. GCM Grosvenor manages a number of funds and accounts that are deemed to be investing plan assets subject to ERISA and that target, in whole or in part, similar investments to those targeted by the Fund. Similar considerations could apply if the Fund and other GCM Grosvenor-Managed Funds and Accounts were to invest in different parts of the debt capital structure of the same portfolio company (for example if the Fund holds debt securities that are junior to debt securities held by other GCM Grosvenor-Managed Funds and Accounts).

In addition to investing at the same time in the same portfolio company, Co-Investment or Private Equity Fund, including in different classes of securities issued thereby, subject to applicable law, including the 1940 Act, the Fund could pursue a transaction with an entity in which another GCM Grosvenor-Managed Fund or Account has a pre-existing investment, or another GCM Grosvenor-Managed Fund or Account could pursue a transaction with an entity in which the Fund has a pre-existing investment. For example, the Fund could lead a recapitalization of a portfolio company in which another GCM Grosvenor-Managed Fund or Account has a pre-existing investment, or invest in a later-stage equity issuance by a portfolio company in which another GCM Grosvenor-Managed Fund or Account has a pre-existing investment in an earlier-stage equity issuance. Similarly, the Fund could invest in a preferred equity issuance by a Co-Investment or Private Equity Fund in which another GCM Grosvenor-Managed Fund or Account has a pre-existing equity investment. As discussed above, such investments could give rise to conflicts of interest to the extent that GCM Grosvenor takes into account the interests of such other GCM Grosvenor-Managed Funds or Accounts in its consideration of certain actions by the

Fund in respect of such investments, and in certain circumstances, the pre-existing interests of the other GCM

Grosvenor-Managed Funds or Accounts in the relevant entity could preclude the Fund from taking actions it would otherwise have taken or could otherwise be detrimental to the Fund, or alternatively, such other GCM Grosvenor-Managed Funds or Accounts could benefit from actions taken on behalf of the Fund. For example, if the valuation at which an investment by the Fund is made into an existing portfolio company of another GCM Grosvenor-Managed Fund or Account is below or in excess of the valuation implied by the original investment, such investment by the Fund could be dilutive or accretive to the existing investment held by such other GCM Grosvenor-Managed Funds or Accounts. If any such other GCM Grosvenor-Managed Fund or Account is no longer making investments or does not have sufficient capital to participate (in full or in part) in such new investment in the portfolio company, such GCM Grosvenor-Managed Fund or Account will be unable to protect itself against any such dilution resulting from a later issuance at a lower valuation. Conversely, if the Fund makes an investment in an existing portfolio company of another GCM Grosvenor-Managed Fund or Account at a valuation higher than that implied by the original investment, the investment by the Fund will indirectly benefit such other GCM Grosvenor-Managed Fund or Account. In addition, if another GCM Grosvenor-Managed Fund or Account makes a preferred equity investment in a Co-Investment or Private Equity Fund in which the Fund has a preexisting equity interest, the interest of the Fund is likely to be very significantly diluted and could in effect be eliminated if the portfolio of the Co-Investment or Private Equity Fund is distressed. Alternatively, if the Fund makes such an investment in a Co-Investment or Private Equity Fund in which another GCM Grosvenor-Managed Fund or Account has a pre-existing investment, such other GCM Grosvenor-Managed Fund or Account could materially benefit from the investment of the Fund which could enable the Co-Investment or Private Equity Fund to make defensive follow-on investments in its portfolio that would not otherwise have been possible, thereby protecting the remaining value of portfolio. It is possible that the Fund could be precluded from making certain investments or taking certain actions by reason of an existing relationship of another GCM Grosvenor-Managed Fund or Account in a potential or actual portfolio investment. For example, as discussed further below, if another GCM Grosvenor-Managed Fund or Account holds an investment in a public company with respect to which it has received material non-public information, the Fund could be prohibited or otherwise limited in its ability to make an investment in the same company under applicable law, including the 1940 Act. Likewise, regulatory “cross-attribution” rules could be implicated to the extent the Fund were to invest directly or indirectly in a company in which another GCM Grosvenor-Managed Fund or Account holds an investment, which could result in the Fund being unable to make such investment, being required to invest less than it would otherwise invest, or being subject to legal or regulatory requirements to which it would not otherwise be subject.

Conflicts of interest will arise in the event the Fund and other GCM Grosvenor-Managed Funds or Accounts participate in competing bids for the same portfolio company

In connection with many Co-Investment opportunities two or more lead sponsors will bid against each other in an auction process for the opportunity to acquire the same portfolio company. The Fund and other GCM Grosvenor-Managed Funds or Accounts could participate in competing bids alongside two or more lead sponsors, which could ultimately result in a higher purchase price for the lead sponsor that ultimately secures the investment opportunity, and therefore could result in a higher transaction cost for the Fund. Alternatively, one or more lead sponsors could decline to grant an opportunity to invest in a portfolio company to the Fund if the Fund or other GCM Grosvenor-Managed Funds or Accounts are already in negotiation to invest with another lead sponsor in the same portfolio company.

Potential conflicts with respect to advisory committee members of the Fund’s portfolio entities

In certain circumstances, an investor in a GCM Grosvenor-Managed Fund or Account could have a pre-existing relationship with the sponsor of an underlying investment in which such GCM Grosvenor-Managed Fund or Account participates alongside one or more other GCM Grosvenor-Managed Funds or Accounts. In connection with such investment, the sponsor of such underlying investment could decide to offer an advisory committee seat directly to such investor (and not to GCM Grosvenor) or, where such investor invests in a GCM Grosvenor-Managed Fund or Account established solely for its benefit, the sponsor could offer an advisory committee seat to GCM Grosvenor in its capacity as the manager of such managed account acting solely for the benefit of such investor, and not in its capacity as the manager of all participating GCM Grosvenor-Managed Funds and/or

Accounts, as applicable. In such circumstances, the advisory committee seat would be made available to GCM Grosvenor solely to serve the interests of the investor with the pre-existing relationship with the sponsor. While GCM Grosvenor could be offered an additional advisory committee seat to be exercised for the benefit of any other GCM Grosvenor-Managed Funds or Accounts participating in the relevant underlying investment, including the Fund, there can be no assurance of this and in many if not all instances, this could not be the case. Conflicts of interest will arise where GCM Grosvenor is offered advisory committee seats in such circumstances. The interests of the investor with the pre-existing relationship with the sponsor of the underlying investment on the one hand, and other GCM Grosvenor-Managed Funds and Accounts, which may include the Fund, participating in such investment on the other hand, may not be aligned in all circumstances in which GCM Grosvenor is called on to take any action as the holder of an advisory committee seat made available to GCM Grosvenor solely for the benefit of such investor. Any action taken by GCM Grosvenor for the benefit of such investor could adversely impact another GCM Grosvenor-Managed Fund or Account participating in the investment, including the Fund.

Valuation matters

As described in “Risks–Principal Investment Related Risks–The Fund may be exposed to risks arising from the valuation of investments.” above, the fair value of investments or of property received in exchange for any investments may be based on inaccurate, incomplete and unaudited information, may not reflect the price at which it could be sold in the market, and the difference between the carrying value and the ultimate sales price could be material. In addition, GCM Grosvenor’s objectivity in determining valuations could be qualified by its incentives to present positive investment results. The valuation of investments may also affect the amount and timing of GCM Grosvenor’s carried interest or performance-based fees or allocations and, in many circumstances, the amount of management fees payable to GCM Grosvenor. The valuation of investments may also affect the ability of GCM Grosvenor to raise successor funds or otherwise expand its businesses. As a result, there may be circumstances in which GCM Grosvenor is incentivized to determine valuations that are higher than the actual fair value of investments. In addition, co-investment sponsors determine the value of illiquid co-investments in a variety of different ways and have considerable discretion in doing so. Such sponsors may have a conflict of interest in arriving at such valuations (for example, such valuations may affect the amount of advisory compensation received by such sponsors), and this may in turn affect the valuations determined by GCM Grosvenor and the reported and actual performance of the Fund.

Ownership of the Adviser

As a consequence of GCMG being a publicly traded company, the officers, directors, members, managers and employees of GCM Grosvenor may have duties or incentives relating to the interests of GCMG’s shareholders that may differ from, and could conflict with, the interests of GCM Grosvenor-Managed Funds and Accounts and their investors (including the Fund and its members). Any such conflicts would not necessarily need to be taken into account if GCMG were not publicly traded.

GCM Grosvenor policies and procedures

Policies and procedures implemented by GCM Grosvenor in an effort to mitigate potential conflicts of interest and/or address certain regulatory requirements or contractual restrictions may reduce the synergies that would otherwise exist across its various businesses and that GCM Grosvenor could otherwise draw on in pursuing attractive investment opportunities for the Fund. GCM Grosvenor has established compliance functions to administer GCM Grosvenor’s information-sharing policies and procedures and to identify and monitor potential conflicts of interest. Although the Adviser generally seeks to leverage GCM Grosvenor’s firm-wide resources to help source, conduct due diligence on, structure, and create value for the Fund’s investments, certain legal, contractual and tax constraints and other considerations could significantly limit the Adviser’s ability to do so. For example, GCM Grosvenor may come into possession of material non-public information with respect to (i) companies in which a GCM Grosvenor-Managed Fund or Account is invested or is considering investing and/

or (ii) companies that are current GCM Grosvenor clients. Due to the receipt of such information, GCM Grosvenor may be restricted from sharing such information with the GCM Grosvenor professionals responsible for making the Fund’s investment or divestment decisions or from making such investments or divestments, even where the disclosure of such information would be in the best interest of the Fund or would otherwise influence the decisions taken by such investment professionals with respect to such actual or potential investment or divestment. Additionally, the terms of confidentiality or other agreements with or related to companies in which GCM Grosvenor has entered, either on its own behalf or on behalf of advisory clients of GCM Grosvenor may restrict or otherwise limit the ability of the Adviser to make investments in or otherwise engage in businesses or activities competitive with such companies. GCM Grosvenor may also enter into one or more strategic relationships (e.g., in certain regions or with respect to certain types of investments) that while intended to provide greater opportunities for the Fund generally, may require the Fund to share such opportunities or otherwise limit the amount of certain, or all such opportunities the Fund could otherwise take. Accordingly, there can be no assurance that the Adviser will be able to fully leverage on behalf of the Fund all of the available resources and industry expertise of GCM Grosvenor. Additionally, there may be circumstances in which one or more individuals associated with GCM Grosvenor cannot provide services to the Fund because of certain confidential information available to those individuals.

Regulatory restrictions and overall position limits

From time to time, the activities of the Fund will be restricted because of regulatory requirements applicable to the Adviser or its internal policies designed to comply with, limit the applicability of, or that otherwise relate to such requirements. There may be periods when the Adviser could preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives. The Adviser will not cause the Fund to engage in investments alongside affiliates in private placement securities that involve the negotiation of certain terms of the private placement securities to be purchased (other than price-related terms) unless such investments are not prohibited by Section 17(d) of the 1940 Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance or unless made in accordance with an exemptive order the Adviser, the Fund and affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates have received, or may rely on, from the SEC that permits the Fund to, among other things and subject to the conditions of the order, invest in certain privately placed securities in aggregated transactions alongside certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, where the Adviser and/or its affiliate negotiates certain terms of the private placement securities to be purchased (in addition to price-related terms). However, the exemptive order contain certain conditions that may limit or restrict the Fund’s ability to participate in such negotiated investments or participate in such negotiated investments to a lesser extent. An inability to receive the desired allocation to potential investments may affect Fund’s ability to achieve the desired investment returns.

The Fund may participate in other aggregated transactions alongside affiliates of the Adviser and funds and accounts managed by the Adviser and their affiliates that qualify for another 1940 Act exemption or are entered into in accordance with interpretations of Section 17(d) of the 1940 Act and Rule 17d-1 thereunder as expressed in no-action letters or other available guidance from the SEC or its staff, including aggregated transactions where only price-related terms of the private placement security to be purchased are negotiated by the Adviser.

The Fund, together with interests held by other clients of the Adviser, may be limited from owning or controlling, directly or indirectly, interests in Private Equity Funds or other issuers that equal or exceed 5% of such issuer’s outstanding voting securities. In addition, the Fund may seek to invest in a Private Equity Fund’s non-voting securities and, together with interests held by other clients of the Adviser, may be limited in the amount it can invest. Such limitations are intended to ensure that an underlying Private Equity Fund not be deemed an “affiliated person” of the Fund for purposes of the 1940 Act, which may impose limits on the Fund’s dealings with a Private Equity Fund and its affiliated persons. As a general matter, however, the Private Equity Funds in which the Fund will invest do not typically provide their shareholders with an ability to vote to appoint, remove or replace the general partner of the Private Equity Fund (except under quite limited circumstances that are not presently exercisable). Notwithstanding these limitations, under certain circumstances the Fund could become an affiliated person of a Private Equity Fund or another issuer. In such circumstances, the Fund may be restricted from transacting with the Private Equity Fund or its portfolio companies absent an applicable exemption (whether by rule or otherwise).

Transactions involving Private Equity Investments and other third-party funds in which the Fund, other GCM Grosvenor-Managed Funds or Accounts or GCM Grosvenor have an interest

The Fund could invest in a Private Equity Fund or Co-Investment whose general partner or manager is directly or indirectly partially owned by another GCM Grosvenor-Managed Fund or Account, and such affiliates or such other GCM Grosvenor-Managed Fund or Account (and indirectly GCM Grosvenor itself) could indirectly benefit by receiving directly or indirectly a portion of the carried interest and/or management fees borne by the Fund with respect to such Private Equity Fund or Co-Investment. Further, the Fund could invest in a Private Equity Fund or Co-Investment whose general partner, manager or sponsor (or the individual owners or principals thereof) is an investor or prospective investor in the Fund or other GCM Grosvenor-Managed Funds or Accounts. In such circumstances, conflicts of interest will arise as GCM Grosvenor could be incentivized to take such actual or prospective investments by such general partner, manager or sponsor (or the individual owners or principals thereof) and the potential carried interest, management fees and/or other economic benefits to GCM Grosvenor and its affiliates from such investments, into consideration in determining to invest the Fund in such Private Equity Fund or Co-Investment.

Furthermore, the Fund could buy securities from a third-party fund in which other GCM Grosvenor-Managed Funds or Accounts are limited partners and/or have an investment in the general partner or manager of such third-party fund. The other GCM Grosvenor-Managed Funds or Accounts invested in such selling fund could indirectly benefit from such transaction. The Fund could also buy securities of a company that is owned, in part, by other GCM Grosvenor-Managed Funds or Accounts or that is owned, in whole or in part, by third-party funds in which other GCM Grosvenor-Managed Funds or Accounts are limited partners, and the transaction could allow such other GCM Grosvenor-Managed Funds or Accounts or such third-party funds, to increase their holding value of such securities, which could benefit such GCM Grosvenor-Managed Funds or Accounts and GCM Grosvenor.

Allocation of investment opportunities

GCM Grosvenor will, from time to time, be presented with investment opportunities that fall within the investment objectives of multiple GCM Grosvenor clients. In such circumstances, GCM Grosvenor will seek to allocate such opportunities among the GCM Grosvenor clients on a basis that GCM Grosvenor reasonably determines in good faith to be fair and equitable, and may take into account a variety of relevant factors, including the investment team primarily responsible for sourcing or performing due diligence on the transaction, the nature of the investment focus of each GCM Grosvenor client, the relative amounts of capital available for investment, anticipated expenses to the applicable GCM Grosvenor client and/or to GCM Grosvenor with regard to investment by the various GCM Grosvenor clients, the investment pacing and timing of the GCM Grosvenor clients and other considerations deemed relevant by GCM Grosvenor. In certain cases, pursuant to its policies and procedures and/or applicable agreements, GCM Grosvenor may be obligated to offer an investment opportunity to one or more particular GCM Grosvenor clients, including in connection with such clients’ direct investments, in priority to or in addition to other GCM Grosvenor clients. Furthermore, in certain instances, a GCM Grosvenor client of one GCM Grosvenor-affiliated entity may be treated as a GCM Grosvenor client of another GCM Grosvenor entity for purposes of investment allocations, particularly if such other GCM Grosvenor-affiliated entity or its personnel are assisting in managing such GCM Grosvenor client. In the case of any such limited opportunity, certain GCM Grosvenor clients may not be allocated the full investment level in any investment opportunity, or may be unable to participate in certain investments due to contractual constraints on the availability of such investments. In the event that a GCM Grosvenor client is subject to terms which are less favorable than the economic terms applicable to other GCM Grosvenor clients, it could create an incentive for GCM Grosvenor to prioritize the allocation of certain investments to such other GCM Grosvenor clients. Such less favorable terms include, for example, lower fees, lower carried interest, lower performance-based fees or allocations or greater expenses borne by GCM Grosvenor.

The Fund could pay finders fees in connection with deal sourcing

Any finders, placement, brokerage, and other similar fees (or an allocable portion thereof) incurred in connection with sourcing portfolio investments will be payable by the Fund. One possible source of portfolio investments is Shareholders or prospective Shareholders of the Fund or investors in other funds or accounts managed by GCM Grosvenor and such persons may, to the extent permitted by law, be paid finders or other similar fees.

Receipt of sensitive information; fiduciary duties

The Adviser may from time to time receive, from sponsors of the co-investment opportunities in which the Fund invests, information that is not generally known to other investors in such investments. In these cases, legal or regulatory constraints could prevent the Adviser from acting in the manner in which it otherwise would act on behalf of the Fund. Persons designated by the Fund to serve on the board of directors (or equivalent body) of one or more portfolio companies may have fiduciary responsibilities to such portfolio companies which conflict with the best interests of the Fund as an investor in such companies.

Relationships with Co-Investment sponsors and other service providers

GCM Grosvenor and its related persons have long-term relationships with a significant number of Private Equity Funds, including sponsors of potential co-investment opportunities, and with portfolio companies and their respective senior management. GCM Grosvenor and its related persons also have relationships with numerous investors, including institutional investors and their senior management, and with a variety of service providers to the financial services industry, including consulting firms. The Adviser may face conflicts of interest with respect to the Fund as a result of these relationships, and to the extent that the Adviser provides services in connection with any such relationships, the Adviser may owe duties to such other clients that conflict with the interests of the Fund. The existence and development of these relationships may influence whether or not the Adviser undertakes a particular investment on behalf of the Fund, and if so, the form and level of such investment. Similarly, the Adviser may take the existence and development of such relationships into consideration in its management of the Fund, including in considering whether or not to retain certain service providers on behalf of the Fund.

GCM Grosvenor may select service providers (including affiliates of GCM Grosvenor) that furnish GCM Grosvenor with proprietary or third-party brokerage and research services (collectively, “brokerage and research services”) that provide, in GCM Grosvenor’s view, appropriate assistance to GCM Grosvenor in its investment advisory process. As a result, GCM Grosvenor may pay for such brokerage and research services with “soft” or commission dollars. Brokerage and research services may be used to service the Fund and any or all other GCM Grosvenor-Managed Funds or accounts, including accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, the brokerage and research services (including soft dollar benefits) may disproportionately benefit other accounts relative to the Fund based on the amount of commissions paid by the Fund in comparison to such other accounts. GCM Grosvenor does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular account or group of accounts.

From time to time, GCM Grosvenor personnel may attend or speak at conferences and programs for potential investors interested in investing in funds. The conferences are sometimes sponsored by investment firms that either provide services to the Fund or have a relationship with GCM Grosvenor. Such events and other services may influence GCM Grosvenor in deciding whether to do business with or employ the services of such investment firms.

Since the Fund will generally acquire and dispose of investments in privately negotiated transactions, the Fund will infrequently use brokers in the normal course of its business. If GCM Grosvenor deems it necessary to engage such services on behalf of the Fund, GCM Grosvenor will not necessarily seek the lowest spread or commission available. Subject to applicable legal requirements, GCM Grosvenor may select a broker based partly upon brokerage or research services provided to GCM Grosvenor, the Fund and any GCM Grosvenor-Managed Funds or accounts. In return for such services, the Fund may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

The Incentive Fee and valuation can create conflicts of interest

The entitlement to the Incentive Fee with respect to the Fund can create incentives for the Adviser to make investments that are riskier or more speculative than would be the case in the absence of the Incentive Fee although this incentive could be tempered in that losses will reduce the Fund’s performance and thus the Adviser’s ability to receive an Incentive Fee. Similar concerns apply with respect to Private Equity Investments and carried interest or other profit participations payable to their respective sponsors. Also, the Incentive Fee is based on realized and unrealized appreciation of the Fund and the Adviser could receive the Incentive Fee with respect to unrealized as well as realized appreciation, which could create incentives for the Adviser to value investments more highly than their ultimate realization price. Interim gains and losses (realized and unrealized) and any Incentive Fee with respect thereto will be paid periodically throughout Fund’s perpetual life. The Management Agreement provides for payments of the Incentive Fee to be made to the Adviser prior to any termination of the Fund.

In addition, the value of the Fund’s investments will be determined by the Adviser in accordance with the Fund’s Valuation Policy. Accordingly, the carrying value of an investment might not reflect the price at which the investment could be sold in the market, and the difference between carrying value and the ultimate sales price could be material. The valuation of investments will affect the amount and timing of the Management Fee and the Incentive Fee, as applicable to the Fund. The valuation of investments could also affect the ability of GCM Grosvenor to raise successor funds to the Fund because prospective investors are likely to consider performance of the Fund in making any investment decisions with respect to a successor fund. As a result, there could be circumstances where the Adviser is incentivized to determine valuations that are higher than the actual fair value of investments.

Finally, although the Fund does not make carried interest distributions, it will invest in Private Equity Investments in which a third-party manager may receive carried interest distributions, as well as make investments alongside other GCM Grosvenor-Managed Funds and Accounts that may pay carried interest distribution to GCM Grosvenor personnel and associated persons. The treatment of carried interest is subject to special U.S. federal income tax rules that could result in the third-party managers (or GCM Grosvenor, to the extent that it has influence over such investments) being incentivized to structure, hold and/or sell portfolio investments in a manner that takes into account the U.S. tax treatment of any carried interest, which could adversely impact the Fund. In many cases the Adviser will not be in a position to dictate how or when a portfolio investment is realized, however, such misalignment could exist at the level of the underlying portfolio investments and carried interest or other profit participations payable to their respective sponsors.

MANAGEMENT OF THE FUND

Board of Trustees

The Role of the Board

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management and operation of the Fund. The Board does not have responsibility for the day-to-day management of the Fund, and its oversight role does not make the Board a guarantor of the Fund’s investments or activities. The Board has appointed various individuals of the Adviser as officers of the Fund with responsibility to monitor and report to the Board on the Fund’s operations. In conducting its oversight, the Board will receive regular reports from these officers and from other senior officers of the Adviser regarding the Fund’s operations.

Board Structure and Committees

As required by the 1940 Act, a majority of the Fund’s Trustees are Independent Trustees and are not affiliated with the Adviser. The Board has established two standing committees: an Audit Committee and a Nominating and Governance Committee.

The Board has formed an Audit Committee composed of all of the Independent Trustees, the function of which is to: (1) handle the appointment, retention, compensation, and oversight of the Fund’s independent accountants; (2) oversee the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls; (3) review and approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002, as amended; (4) assist the Board in oversight of the valuation process in accordance with procedures adopted by the Board; and (5) conduct such other business and/or attention to such other matters as the Board or Nominating and Governance Committee may specifically assign to the Audit Committee from time to time.

The Board has formed a Nominating and Governance Committee composed of all of the Independent Trustees, which is responsible for, among other things, oversight of matters relating to the Fund’s governance obligations, selecting and nominating persons to serve as Trustees, Fund service providers and litigation. The Fund does not hold annual Shareholder meetings. As such, the Nominating and Governance Committee will not typically consider nominees recommended by security holders.

Board Oversight of Risk Management

As part of its oversight function, the Board will receive and review various reports relating to risk management. Because risk management is a broad concept comprised of many different elements (including, among other things, investment risk, valuation risk, credit risk, compliance and regulatory risk, business continuity risk and operational risk), Board oversight of different types of risks is handled in different ways. For example, the full Board could receive and review reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, such as operational, compliance and investment risk, and how they are being managed. The Audit Committee may participate in the oversight of risk management in certain areas, including meeting with the Fund’s financial officers and with the Fund’s independent public auditors to discuss, among other things, annual audits of the Fund’s financial statements and the auditor’s report thereon and the auditor’s annual report on internal control.

Board of Trustees and Officers

Any vacancy on the Board may be filled by the remaining Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders. The Fund’s officers are appointed by the Trustees and oversee the management of the day-to-day operations of the Fund under the supervision of the Board. All of the officers of the Fund are directors, officers or employees of the Adviser or its affiliates. To the fullest extent allowed by applicable law, including the 1940 Act, the Declaration of Trust indemnifies the Trustees and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

The name and business address of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Portfolio Management

Adviser

GCM Grosvenor Wealth L.P., 900 North Michigan Avenue, Suite 1100, Chicago, IL 60611-6558, serves as the investment adviser to the Fund. The Adviser is a [wholly owned] subsidiary of GCM Grosvenor. The Adviser is registered as an investment adviser under the Advisers Act.

Primary Portfolio Managers

The personnel of the Adviser who have primary responsibility for management of the Fund are [ ]. The Fund’s primary portfolio managers are responsible for overseeing the Fund, which will formulate investment guidelines for the Fund and approve all acquisitions, dispositions and financing decisions.

[To be provided by amendment.]

The SAI provides additional information about the Fund’s primary portfolio managers’ compensation, other accounts managed by them and their ownership of any Shares of the Fund.

INVESTMENT MANAGEMENT AGREEMENT

The Adviser provides management and administrative services necessary for the day-to-day operation of the Fund.

Management Fee

Pursuant to the Management Agreement, the Adviser is responsible for providing management and administrative services to the Fund. In consideration for the management services provided under the Management Agreement, the Fund pays the Adviser the Management Fee. The Management Fee is calculated and payable monthly at the annual rate of [ ]% of the Fund’s month-end net assets. For purposes of determining the Management Fee payable to the Adviser, the Fund’s net assets will be calculated prior to any reduction for any fees and expenses of the Fund for that month including, without limitation, the Management Fee and Incentive Fee, and/or any distributions and repurchases by the Fund. In consideration for the administrative services provided under the Management Agreement, the Fund is obligated to reimburse the Adviser, at cost, based upon the Fund’s allocable portion of the Adviser’s overhead and other expenses (including travel expenses) incurred by the Adviser in performing its obligations under the Management Agreement, including the Fund’s allocable portion of the compensation of certain of its officers (including but not limited to the chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs.

Incentive Fee

At the end of each calendar quarter of the Fund, the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee equal to [ ]% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account.

For the purposes of the Incentive Fee and Loss Recovery Account, the term “net profits” shall mean the amount by which (i) the sum of (A) the NAV of the Fund as of the end of such quarter, (B) the aggregate NAV of all Shares repurchased by the Fund during such quarter and (C) the amount of dividends and other distributions accrued and/or paid in respect of the Fund during such quarter exceeds (ii) the sum of (X) the NAV of the Fund as of the beginning of such quarter and (Y) the aggregate NAV of Shares issued by the Fund during such quarter.

The Fund will maintain a Loss Recovery Account, which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter.

For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (X) the NAV of the Fund as of the beginning of such quarter and (Y) the aggregate NAV of Shares issued by the Fund during such quarter exceeds (ii) the sum of (A) the NAV of the Fund as of the end of such quarter, (B) the aggregate NAV of all Shares repurchased by the Fund during such quarter and (C) the amount of dividends and other distributions accrued and/or paid in respect of the Fund during such quarter. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares.

However, if after a loss is incurred by the Fund, there are additional sales of Shares (including Shares issued as a result of the reinvestment of dividends and distributions), the number of outstanding Shares will increase and the per Share amount (but not the dollar amount) of cumulative loss will be reduced. As a result, the benefit Shareholders receive from a cumulative loss (if any) will be diluted, and Shareholders will bear a higher percentage Incentive Fee.

For purposes of the “net profits” and “net losses” calculation, the NAV shall include unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational costs).

For the avoidance of doubt, any change in the NAV of the Fund directly as a result of subscriptions, repurchases, or distributions during each measurement period are not included for purposes of the “net profits” or “net losses” calculations.

Incentive Fees are estimated and accrued monthly, but are not paid out until end of quarter. Because the Fund determines its NAV on a monthly basis, which factors in all expenses incurred by the Fund including the Incentive Fee, the Fund estimates and accrues its Incentive Fee on a monthly basis for the purpose of calculating NAV, but not for the purpose of calculating its Incentive Fee.

The following is a graphical representation of the calculation of the Incentive Fee:

[To be provided by amendment.]

Examples of Quarterly Incentive Fee Calculations

Assumptions

Quarter 1: Opening net asset value is $1,000 and opening Loss Recovery Account is $0. During the quarter, there is $400 of unrealized appreciation. Ending net asset value is $1,400. Net profits for the quarter are $400. Loss Recovery Account is $0.

Quarter 2: Opening net asset value is $1,350. During the quarter there is $250 of unrealized depreciation. Ending net asset value is $1,100. Net losses for the quarter are $250. Loss Recovery Account is $250.

Quarter 3: Opening net asset value is $1,100. During the quarter there is $450 of unrealized appreciation. Ending net asset value is $1,550. Net profits for the quarter are $450. Loss Recovery Account is $0.

Quarter 1 Incentive Fee = [ ]% x (Net Profits – Loss Recovery Account)

= [ ]% x ($400 -$0)

= $[ ]

Quarter 2 Incentive Fee: = [ ]% x (Net Profits – Loss Recovery Account)

= [ ]% x ($0 -$250)

= $0

= No Incentive Fee for the quarter

Quarter 3 Incentive Fee = [ ]% x (Net Profits – Loss Recovery Account)

= [ ]% x ($450 -$250)

= $[ ]

Payment of Management Fee or Incentive Fee in Shares

The Fund intends to submit an application for exemptive relief from the SEC that if granted would permit the Fund to pay the Adviser all or a portion of its Management Fee and/or Incentive Fee in Shares in lieu of paying the Adviser an equivalent amount of such fees in cash. As of the date of this Prospectus, the Fund has not received the requested exemptive relief and there is no assurance that the Fund will be granted the exemptive relief. As a condition of any such exemptive relief, the Adviser would have to commit not to sell any such Shares received in lieu of a cash payment of its Management Fee or Incentive Fee for at least 12 months from the date of issuance, except in exceptional circumstances.

Approval of the Management Agreement

Approval of the Management Agreement was made in accordance with, and on the basis of an evaluation satisfactory to the Board, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder, including consideration of, among other factors, (i) the nature, quality and extent of the services to be provided by the Adviser under the Management Agreement; (ii) the investment performance of existing funds managed by the Adviser with a comparable strategy to the Fund; (iii) comparative information with respect to fees and other expenses paid by other comparable investment companies; and (iv) information about the services performed by the Adviser and the personnel of the Adviser providing such services under the Management Agreement. A description of the factors considered by the Board in approving the Management Agreement will be included in either the Fund’s first annual or semi-annual report following the commencement of operations.

FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Fund. The Fund bears all other fees and expenses incurred in the conduct of its business, including, but not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to managers of Private Equity Investments), transfer taxes and premiums, taxes withheld on foreign dividends; any interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund; audit and tax preparation fees and expenses; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Management Fee and Incentive Fee payable to the Adviser; the expenses relating to the reimbursement of the Adviser in connection with the provision of or arranging for administrative services to the Fund; fees and travel-related expenses of the Board who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

Expenses borne directly by the Fund include:

•	corporate, organizational and offering costs relating to offerings of Shares;

•	the cost of calculating the NAV of Shares;

•	the cost of effecting sales and repurchases of Shares and other securities;

•	the expenses relating to the reimbursement of the Adviser in connection with the provision of administrative services to the Fund;

•

investment related expenses (e.g., expenses that, in the Adviser’s discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), including, as applicable, brokerage commissions, borrowing charges on securities sold short, clearing and settlement charges, recordkeeping, interest expense, dividends on securities sold but not yet purchased, margin fees, investment related travel and lodging expenses and research-related expenses;

•	distribution and/or shareholder servicing fees;

•	sub-transfer agency, sub-accounting, shareholder services and similar fees and expenses;

•	professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts;

•

fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs);

•

research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

•	all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund;

•	transfer agent and custodial fees;

•	Distributor costs;

•	fees and expenses associated with marketing efforts;

•	federal and any state registration or notification fees;

•	federal, state, local or non-U.S. taxes;

•	fees and expenses of Trustees not also serving in an executive officer capacity for the Fund or the Adviser;

•	the costs of preparing, printing and mailing reports and other communications, including tender offer materials, correspondence or similar materials, to Shareholders;

•	fidelity bond, director and officers errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	overhead costs, including rent, office supplies, utilities and capital equipment;

•	legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, as applicable, and generally serving as counsel to the Fund);

•	the cost of any third-party pricing or valuation services;

•	external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);

•

any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its Shares, including but not limited to, costs associated with or related to due diligence activities performed by, on behalf of, or for the benefit of broker-dealers, registered investment advisers, and third-party due diligence providers;

•	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002;

•

all other expenses incurred by the Fund and the Adviser in connection with administering the Fund’s business, including expenses incurred by the Adviser in performing administrative services for the Fund and administrative personnel paid by the Adviser, to the extent they are not controlling persons of the Adviser or any of its affiliates, subject to the limitations included in the Management Agreement; and

•

any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents.

Further, Class [S] and [D] Shares will pay to the Distributor a Distribution and Servicing Fee. Class [S] Shares and Class [D] Shares will pay a Distribution and Servicing Fee that will accrue at an annual rate equal to 0.85% and [ ]%, respectively, of the aggregate net assets of the Fund attributable to such class. The Fund may use these fees, in respect of the relevant class, to compensate the Fund’s Distributor and/or other qualified recipients for distribution-related expenses and providing ongoing services in respect of clients with whom they have distributed such Class of Shares. Class [I] Shares are not subject to the Distribution and Servicing Fee. See “Distribution and Servicing Plan.”

It is also understood and agreed that if persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative services to the Fund at the request of the Fund, the Fund will reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative services to the Fund, which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses, using a methodology for determining costs approved by the Board. Nothing contained herein shall be construed to restrict the Fund’s right to hire its own employees or to contract for services to be performed by third parties.

Except as otherwise described in this prospectus, the Adviser will be reimbursed by the Fund, as applicable, for any of the above expenses that they pay on behalf of the Fund, including administrative expenses they incur on the Fund’s behalf.

Expense Limitation and Reimbursement Agreement

The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund with a term ending one-year from the initial closing date for subscriptions for Shares. The Adviser may extend the Limitation Period for a period of one year on an annual basis. Under the Expense Limitation and Reimbursement Agreement, the Adviser will, subject to possible reimbursement by the Fund as described below, waive fees and/or it or its affiliate will pay, absorb or reimburse expenses of the Fund. The Expense Limitation and Reimbursement Agreement limits the amount of the aggregate Operating Expenses, listed below, of each class of Shares during the Limitation Period to an amount not to exceed [ ]% of the respective class’s monthly net assets on an annualized basis. “Operating Expenses” are organizational and offering costs, legal expenses not related to transactions (including independent trustees’ counsel); marketing expenses; shareholder communications, networking and platform fees, insurance; audit fees; third-party due diligence fees; trustee fees; printing fees; transfer agent fees; third-party and internal administrative expenses; and custody expenses. For the avoidance of doubt, the Expense Limitation and Reimbursement Agreement does not apply to the following “Specified Expenses”: (i) the Fund’s fees and expenses not otherwise borne by the Adviser or its affiliates, including the Management Fee, Incentive Fee and those other fees and expenses disclosed herein under “Fund Expenses”; (ii) all fees and expenses of the investments in which the Fund invests (including the underlying fees of Private Equity Investments and other investments (as applicable)); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) distribution and/or shareholder servicing fees, as applicable; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of Shareholders.

If the Fund’s aggregate ordinary operating expenses, exclusive of the Specified Expenses, in respect of any class of Shares for any month exceeding the Expense Cap applicable to that class of Shares, the Adviser will waive fees or pay or reimburse expenses of the Fund to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation and Reimbursement Agreement. To the extent that the Adviser waives fees, reimburses expenses to the Fund or pays expenses directly on behalf of the Fund, it is permitted to recoup from the Fund any such amounts for a period not to exceed three years from the month in which such fees and expenses were waived, reimbursed or paid, even if such recoupment occurs after the termination of the Limitation Period. However, the Adviser may only recoup the waived fees, reimbursed expenses or directly paid expenses in respect of the applicable class of Shares if the ordinary operating expenses have fallen to a level below the Expense Cap and the recouped amount does not raise the aggregate level of ordinary operating expenses in respect of a class of Shares in the month of recoupment to a level that exceeds any expense cap applicable at such time. The Expense Limitation and Reimbursement Agreement may be terminated only by the Board on notice to the Adviser.

Offering Costs

The Fund’s initial offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. Any initial offering costs paid by the Adviser on behalf of the Fund will be recorded as a Payable for offering costs in the Statement of Assets and Liabilities and will be accounted for as a deferred charge until commencement of operations. Thereafter these initial offering costs will be amortized over 12 months on a straight-line basis. Ongoing offering costs will be expensed as incurred.

All offering costs of the Fund paid by the Adviser shall be subject to reimbursement pursuant to the Expense Limitation and Reimbursement Agreement.

NET ASSET VALUATION

The Fund calculates the NAV of each class of Shares as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on the last business day of each month and in connection with the Fund’s offer to purchase Shares, on each date that Shares are to be repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining the NAV of each class of Shares, the Fund values its investments as of the relevant Determination Date. The NAV of each class of Shares will equal, unless otherwise noted, the value of the total assets of the class, as applicable, less all of the liabilities attributable to the class, including accrued fees and expenses, each determined as of the relevant Determination Date. Class [S] Shares, Class [I] Shares and Class [D] Shares are offered for sale through the Distributor at NAV. It is expected that the NAV of each class of Shares will vary over time as a result of the differing fees and expenses applicable to each class.

The Board has approved valuation procedures for the Fund that are designed to comply with Rule 2a-5 under the 1940 Act (the “Valuation Procedures”) and has designated the Adviser as its “valuation designee” pursuant to Rule 2a-5, subject to its oversight. As the valuation designee, the Adviser oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund’s outside legal counsel or third-party consultants in their discussions and deliberations.

In order to assist the Adviser in carrying out its designated responsibilities as the valuation designee, the Adviser has established a committee (the “Valuation Committee”) to oversee the creation, implementation and adherence to policies and procedures governing the valuation of investments, in accordance with the Fund’s Valuation Procedures.

Investments for which market quotations are readily available will typically be valued at those market quotations. Securities traded on an exchange or through a similar electronic market are generally valued at the last transaction price on the exchange or market where such security is primarily traded. If the last sale price is not available, the security is valued based on the last sale price of the security on other exchanges, and in the absence of any reported sale on a particular day, the last sales price and current bid/ask spreads on the security will be considered to determine value.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations.

For investments for which market quotations are not readily available, the Adviser, as valuation designee, generally fair values such investments (including Private Equity Investments) using a practical expedient, where permitted, in accordance with Topic ASC 820 of the Financial Accounting Standards Board (“ASC 820”). Generally, the valuation of interests in such investments are valued based on the valuation information provided by the Sponsor Manager. Sponsor Managers provide estimated NAVs or other valuation information on a periodic basis and the information will typically be as of a date that is several months old by the time the Fund strikes its NAV on a Determination Date. For this reason, the Fund may apply one or more adjustments to the valuations received, which may include adjustments for cash flows received from or delivered to the investments after the reference date of the most recently reported NAV. In addition to adjustments to reflect the NAV inclusive of cash flows since the reference date, the Adviser may apply other adjustments to reflect estimated change in the fair value of the Fund’s investments as compared to the date of the last reported NAV from the Sponsor Manager. There can be no assurance that these adjustments will improve the accuracy of these valuations.

The Fund may invest in Private Equity Investments Funds managed by two or more Sponsor Managers that hold a position in the same private company. The Sponsor Managers may provide the Adviser with different estimates because of several factors, including different inputs and assumptions used in estimating fair value. If the Adviser concludes that the Sponsor Managers have implemented an appropriate and thorough valuation process, the Adviser may rely on NAV as practical expedient as provided by the Sponsor Managers and hold positions in the same private company at different valuations.

To the extent the Adviser is either unable to utilize the practical expedient under ASC 820, or where the Adviser determines that use of the practical expedient is not appropriate, the Adviser will make a fair value determination in accordance with the Valuation Procedures.

In making a fair valuation determination, the Adviser may take into account various factors, as relevant, as provided for in the Valuation Procedures, which may include, but is not limited to: (i) audited and unaudited financial statements, (ii) recent public or private transactions; (iii) valuations for comparable companies; (iv) historical data; (v) other measures, including Adviser valuation information, discounted cash flow forecasts and estimated collectability of escrows; (vi) consideration of any restrictions on disposition of securities; (vii) market comparable statistics and public trading multiples; (viii) pending sales and potential exit transactions; (ix) cost or (x) any other information, factor or set of factors that may affect the valuation of the Fund’s investment as determined by the Adviser. The Adviser may also utilize independent third-party valuations.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using current foreign exchange rates provided by a recognized pricing service.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Determining fair value involves subjective judgments, and it is possible that the fair value determined by the Valuation Committee for an investment may differ materially from the value that could be realized upon the ultimate sale of the investment. There is no single standard for determining fair value of an investment. Rather, in determining the fair value of an investment for which there are no readily available market quotations, the Valuation Committee may consider pre-acquisition and annual financial reporting summaries, comparable company factors, including fundamental analytical data relating to the investment, the nature and duration of any restriction on the disposition of the investment, the cost of the investment at the date of purchase, the liquidity of the market for the investment, the price of such investment in a meaningful private or public investment or merger or acquisition of the issuer subsequent to the Fund’s investment therein, or the per share price of the investment to be valued in recent verifiable transactions. Fair value prices are estimates, and there is no assurance that such a price will be at or close to the price at which the investment is next quoted or next trades.

Notwithstanding the above, Sponsor Managers may adopt a variety of valuation bases and provide differing levels of information concerning investments and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. None of the Adviser, Valuation Committee or the Board will be able to independently confirm the accuracy of valuations provided by the Sponsor Managers (which are generally unaudited).

The Adviser may in the future act as investment adviser or sub-adviser to other clients that invest in securities for which no public market price exists. Valuation determinations by the Adviser for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients of the Adviser, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Management Fee and Incentive Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s NAV.

Prospective investors should be aware that situations involving uncertainties as to the value of investments could have an adverse effect on the Fund’s NAV and the Fund if the judgments of the Valuation Committee regarding appropriate valuations should prove incorrect.

ELIGIBLE INVESTORS

Although the Shares will be registered under the Securities Act, the Shares will be sold only to persons or entities that are “qualified clients,” as defined in Rule 205-3 under the Advisers Act.

Shares are being offered to investors that are U.S. persons for U.S. federal income tax purposes. In addition, the Fund may offer Shares to non-U.S. persons subject to appropriate diligence by the Adviser and in compliance with applicable law. The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor.

Each prospective investor in the Fund should obtain the advice of their own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including, but not limited to, this Prospectus and the Declaration of Trust before deciding to invest in the Fund.

PLAN OF DISTRIBUTION

Distributor

[ ], with its principal place of business at [ ], acts as the distributor of the Fund’s Shares, pursuant to the Distribution Agreement, on a reasonable best efforts basis, subject to various conditions. Neither the Distributor nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased. Pursuant to the Distribution Agreement, the Distributor shall pay its own costs and expenses connected with the offering of Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities.

After the initial term of two years, the Distribution Agreement will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved by a majority of the entire Board cast in person at a meeting called for that purpose or by a majority of the outstanding voting securities of the Fund and, in either case, also by a majority of the Independent Trustees.

The Distributor may retain additional selling agents or other financial intermediaries to place Shares. Such selling agents or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this Prospectus. See “Purchasing Shares.”

The Adviser, or its affiliates may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of Shares. The additional compensation may differ among selling agents or financial intermediaries in amount or in the methodology of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. Payments may be one-time payments or may be ongoing payments. As a result of the various payments that financial intermediaries may receive from the Adviser or its affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Distribution and Servicing Plan

The Fund intends to adopt a Distribution and Servicing Plan for its Class [S] Shares and Class [D] Shares in accordance with the terms of the Exemptive Relief, if granted, to pay to the Distributor a Distribution and Servicing Fee to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own such Shares. These activities include marketing and other activities primarily intended to result in the sale of Class [S] Shares and Class [D] Shares and activities related to administration and servicing of Class [S] or Class [D] accounts (including sub-accounting and other administrative services, as well as shareholder liaison services such as responding to inquiries from Shareholders and providing Shareholders with information about their investments in the Fund). The Distribution and Servicing Plan will operate in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1, as required by its exemptive relief (once received), permitting the Fund to, among other things, issue multiple classes of Shares.

Under the Distribution Plan, Class [S] and Class [D] Shares will pay a Distribution and Servicing Fee to the Distributor at an annual rate of [0.85]% and [ ]%, respectively, based on the aggregate net assets of the Fund attributable to such class. [If a financial intermediary is not eligible to accept payment of the pro rata portion of the Distribution and Servicing Fee attributable to its Shareholder accounts then the Distributor may retain such monies or the Distributor will waive such fees or return such monies to the Fund.] The Distribution and Servicing

Fee is paid out of the relevant class’s assets and decreases the net profits or increases the net losses of the Fund solely with respect to such class. Because the Distribution and Servicing Fee is paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of a Shareholder’s investment and may cost the Shareholder more than paying other types of sales charges, if applicable. Up to 0.25% per annum of the Distribution and Servicing Fee may qualify as a “service fee” under the Financial Industry Regulatory Authority (“FINRA”) rules and therefore will not be limited by FINRA rules which limit distribution fees as a percentage of total new gross sales. “Service fees” are defined for purposes of FINRA rules to mean fees paid for providing shareholder services or the maintenance of Shareholder accounts. FINRA rules limit service fees to 0.25% of a fund’s average annual net assets. A portion of the Distribution and Servicing Fee may also be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to a “service fee” under FINRA rules. The remainder is for distribution support and related services.

[Class I Shares are not subject to any Distribution and Servicing Fee and do not bear any expenses associated therewith.]

Payments to Financial Intermediaries

The Fund may also pay fees to financial intermediaries for sub-administration, sub-transfer agency, sub-accounting and other shareholder services associated with Shareholders whose Shares are held in, as applicable, omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, or its affiliates may pay additional compensation out of its own resources (i.e., not Fund assets) to certain selling agents or financial intermediaries in connection with the sale of Shares. The additional compensation may differ among selling agents or financial intermediaries in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. Payments may be one-time payments or may be ongoing payments. As a result of the various payments that financial intermediaries may receive from the Adviser or its affiliates, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares may be greater than the compensation it may receive for the distribution of other investment products. The receipt of the additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

PURCHASING SHARES

The following section provides basic information about how to purchase Shares of the Fund. The Distributor acts as the distributor of the Shares of the Fund on a reasonable best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. The Shares will be continuously offered through the Distributor. Prospective investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Prospective investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read this Prospectus in conjunction with any materials and information provided by their financial intermediary.

General Purchase Terms

The minimum initial investment in the Fund by any investor is $[ ] with respect to Class [S] Shares and Class [D] Shares, and $[ ] with respect to Class [I] Shares. The minimum additional investment in the Fund by any investor is $[ ], except for additional purchases pursuant to the DRIP. Investors subscribing through a broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments are not less than $[ ] and incremental contributions are not less than $[ ].

The Board reserves the right to accept lesser amounts below these minimums for GCM Grosvenor Employees and vehicles controlled by such GCM Grosvenor Employees. The purchase price of the Shares is based on the NAV as of the date such Shares are purchased.

The minimum for initial and additional investments may be waived by the Fund, in the discretion of the Adviser, for certain investors based on consideration of various factors, including the investor’s overall relationship with the Adviser, the investor’s holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time, though Shares will only be sold to investors that satisfy the Fund’s eligibility requirements. The minimum initial and additional investments may also be reduced by the Fund in the discretion of the Adviser for clients of certain registered investment advisers and other financial intermediaries based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser, the type of distribution channels offered by the intermediary and such other factors as the Adviser may consider relevant at the time.

In addition, the Fund may, in the discretion of the Adviser, aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. At the discretion of the Adviser, the Fund may also aggregate the accounts of clients of certain registered investment advisers and other financial intermediaries across Share classes for purposes of determining satisfaction of minimum investment amounts for a specific Share class. The aggregation of accounts of clients of registered investment advisers and other financial intermediaries for purposes of determining satisfaction of minimum investment amounts for the Fund or for a specific Share class may be based on consideration of various factors, including the registered investment adviser or other financial intermediary’s overall relationship with the Adviser, the type of distribution channels offered by the intermediary and such other factors as the Adviser may consider relevant at the time.

Following the Fund’s commencement of operations, Shares will generally be offered for purchase as of the first business day of each calendar month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. An investor who misses the acceptance date will have the acceptance of its investment in the Fund delayed until the following month. Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in United States dollars.

Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due [three] business days prior to the date of the proposed acceptance of the purchase set by the Fund, with the acceptance date expected to be the [first] business day of following calendar month.

A prospective investor is required to review, complete, and execute a subscription document. The subscription document is designed to provide the Fund with important information about the prospective investor. A prospective investor must submit a completed subscription document at least [five] business days before the acceptance date. The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned promptly to the prospective investor without the deduction of any fees or expenses. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, a prospective investor will not become a Shareholder until cleared funds have been received. In the event that cleared funds and/or a properly completed subscription document are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, the Fund may hold the relevant funds and subscription document for processing in the next offering.

Pending any closing, funds received from prospective investors will be placed in a non-interest bearing account with the Fund’s transfer agent. On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such account will be paid to the Fund and allocated pro rata among Shareholders.

Prospective investors whose subscriptions to purchase Shares are accepted by the Fund will become Shareholders by being admitted as Shareholders. An existing Shareholder generally may subscribe for additional Shares by completing an additional subscription agreement by the acceptance date and funding such amount by the deadline.

Share Class Considerations

When selecting a Share class, you should consider the following:

•	which Share classes are available to you;

•	how much you intend to invest;

•	how long you expect to own the Shares; and

•	total costs and expenses associated with a particular Share class.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which class of Shares of the Fund is best for you. Not all financial intermediaries offer all classes of Shares. In addition, financial intermediaries may vary the actual sale charges, if applicable, as well as impose additional fees and charges on each class of Shares. If your financial intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

The availability of sales charge waivers, discounts, and/or breakpoints may depend on the particular financial intermediary or type of account through which an investor purchases or holds Shares. Investors should contact their financial intermediary for more information regarding applicable sales charge waivers and discounts available to them and the financial intermediary’s related policies and procedures. Neither the Fund, the Adviser nor the Distributor supervises the implementation of these breakpoints, waivers or discounts or verifies the intermediaries’ administration of these breakpoints, waivers or discounts.

Class [S] Shares

Class [S] Shares are sold at the prevailing NAV per Class [S] Share. If you buy Class [S] Shares through certain financial intermediaries, they may charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the financial intermediary limit such fees to a 3.50% cap on NAV for Class [S] Shares. Class [S] Shares are subject to a Distribution and Servicing Fee at an annual rate of [0.85]% of the net assets of the Fund attributable to Class [S] Shares.

Eligibility to receive a Distribution and Servicing Fee is conditioned on a broker providing the following ongoing services with respect to the Class [S] Shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive a Distribution and Servicing Fee due to failure to provide these services, the Distribution and Servicing Fees that the broker would have otherwise been eligible to receive will be waived. The Distribution and Servicing Fees are ongoing fees that are not paid at the time of purchase.

Class [S] Shares are available to any eligible investor through brokerage and transactional-based accounts.

Class [D] Shares

Class [D] Shares are sold at the prevailing NAV per Class [D] Share. If you buy Class [D] Shares through certain financial intermediaries, they may charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the financial intermediary limit such fees to a 1.50% cap on NAV for Class [D] Shares. Class [D] Shares are subject to a Distribution and Servicing Fee at an annual rate of [ ]% of the net assets of the Fund attributable to Class [D] Shares.

Eligibility to receive a Distribution and Servicing Fee is conditioned on a broker providing the following ongoing services with respect to the Class [D] Shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive a Distribution and Servicing Fee due to failure to provide these services, the Distribution and Servicing Fees that the broker would have otherwise been eligible to receive will be waived. The Distribution and Servicing Fees are ongoing fees that are not paid at the time of purchase.

Class [D] Shares are generally available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class [D] Shares, (ii) through participating broker dealers that have alternative fee arrangements with their clients to provide access to Class [D] Shares, (iii) through investment advisers that are registered under the Investment Advisers Act of 1940 or applicable state law and (iv) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers.

Class [I] Shares

Class [I] Shares are sold at the prevailing NAV per Class [I] Share. Financial intermediaries may not charge you transaction-based fees when you buy Class [I] Shares. Class [I] Shares are not subject to a Distribution and Servicing Fee.

Class [I] Shares are available for purchase only (i) through fee-based programs, also known as wrap accounts, that provide access to Class [I] Shares, (ii) by institutional accounts as defined by FINRA Rule 4512(c), (iii) through bank-sponsored collective trusts and bank-sponsored common trusts, (iv) by retirement plans (including a trustee or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction individual retirement arrangements (“IRAs”) established for the benefit of the employees of any company), foundations or endowments, (v) through certain financial intermediaries that are not otherwise registered with or as a broker dealer and that direct clients to trade with a broker dealer that offers Class [I] Shares, (vi) through investment advisers registered under the Advisers Act or applicable state law, (vii) by the Fund’s officers and Trustees and their immediate family members, as well as officers and GCM Grosvenor Employees and their immediate family members, (viii) by participating broker dealers and their affiliates, including their officers, directors, employees, and registered representatives, as well as the immediate family members of such persons, as defined by FINRA Rule 5130, and (ix) through bank trust departments or any other organization or person authorized to act as a fiduciary for its clients or customers. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Shares of the Fund you may be eligible to purchase.

If you are eligible to purchase all three classes of Shares, then you should consider that Class [I] Shares have no upfront sales load and no Distribution and Servicing Fees. Such expenses are applicable to Class [S] and Class [D] Shares and will reduce the NAV or distributions of those Class [S] or Class [D] Shares. If you are eligible to purchase Class [S] and Class [D] Shares but not Class [I] Shares, then you should consider that Class [D] Shares have no upfront sales load and lower annual Distribution and Servicing Fees. Investors should also inquire with their broker dealer or financial representative about what additional fees may be charged with respect to the Share class under consideration or with respect to the type of account in which the Shares will be held.

CLOSED-END FUND STRUCTURE; NO RIGHT OF REDEMPTION

The Fund is a non-diversified, closed-end management investment company with no operating history. Closed-end funds differ from open-end funds in that closed-end funds do not redeem their shares at the request of an investor. No Shareholder has the right to require the Fund to redeem their Shares. No public market for the Shares exists, and none is expected to develop in the future. As a result, Shareholders may not be able to liquidate their investment other than through repurchases of Shares by the Fund, as described below. Accordingly, Shareholders should consider that they may not have access to the funds they invested in the Fund for an indefinite period of time.

TRANSFER RESTRICTIONS

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription document in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, and each other Shareholder, and any affiliate of the foregoing and any of their employees, officers or directors against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

REPURCHASE OF SHARES

At the sole discretion of the Board, the Fund may from time to time provide Shareholders with a limited degree of liquidity by offering to repurchase Shares pursuant to written tenders by Shareholders. Tender offers, if any, will be made to all holders of Shares.

The Adviser expects to recommend to the Board that, under normal market circumstances, the Fund conduct tender offers of no more than 5% of the Fund’s NAV on a quarterly basis. In the event a tender offer is oversubscribed and in accordance with rules promulgated by the SEC, the Fund may accept for purchase additional outstanding Shares representing up to 2.00% of the NAV of its outstanding Shares without amending or extending the repurchase offer. However, the decision whether to accept for purchase additional outstanding shares is solely in the discretion of the Fund and its Board, and there is no guarantee that the Fund and Board will determine to accept any additional shares for purchase. The Adviser currently expects to recommend to the Board that the Fund conducts its first tender offer following the second full quarter of Fund operations (or such earlier or later date as the Board may determine). In determining whether the Fund should offer to repurchase Shares, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business, and economic factors.

Subject to the considerations described above, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Shares. Therefore, the Fund may determine not to conduct a tender offer at a time that the Fund normally conducts a tender offer. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a tender offer is oversubscribed by Shareholders who tender Shares, the Fund may extend the tender offer, repurchase a pro rata portion of the Shares tendered, or take any other action permitted by applicable law. All unsatisfied tenders must be resubmitted in the next tender offer. The Fund may cause the repurchase of a Shareholder’s Shares if, among other reasons, the Fund determines that such repurchase would be in the interest of the Fund.

In certain circumstances the Board may determine not to conduct a tender offer, or to conduct a tender offer of less than 5% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund’s investments cannot be liquidated at their fair value, making a determination not to conduct tender offers more likely.

The Fund generally expects to repurchase its Shares with cash, although it reserves the ability to issue payment for the repurchase of Shares through a distribution of portfolio securities. The Fund does not generally expect to distribute securities as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Shareholders, or if the Fund has received distributions and/or proceeds from its investments in the form of securities that are transferable to Shareholders.

Payments in cash for repurchased Shares may require the Fund to liquidate certain Fund investments earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Fund also may need to maintain higher levels of cash or borrow money to pay repurchase requests in cash. Such a practice could increase the Fund’s operating expenses and impact the ability of the Fund to achieve its investment objective.

Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Trustees, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its NAV, and other unusual circumstances. Shareholders have the right to withdraw their written tenders after the expiration of [40] business days from the commencement of the offer, if not yet accepted by the Fund for payment.

A 2.00% Early Repurchase Fee may be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in - first out” basis.

Other than the Early Repurchase Fee, the Fund does not presently intend to impose any charges on the repurchase of Shares. However, the Fund is permitted to allocate to Shareholders, whose Shares are repurchased, costs and charges imposed by Private Equity Investments or otherwise incurred in connection with the Fund’s investments, if the Adviser determines to liquidate such Shares as a result of repurchase tenders by Shareholders and such charges are imposed on the Fund. In the event that any such charges are allocated to the Fund, and subject to applicable law, the Fund may allocate such charges to the Shareholders whose repurchase tenders resulted in the repurchase of a portion of the Shares that resulted in such charges.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $[ ]. Such minimum ownership requirement may be waived by the Board, in its sole discretion. If such requirement is not waived by the Board, the Fund may redeem all of the Shareholder’s Shares. To the extent a Shareholder seeks to tender all of the Shares they own and the Fund repurchases less than the full amount of Shares that the Shareholder requests to have repurchased, the Shareholder may maintain a balance of Shares of less than $[ ] following such Share repurchase.

In the event that the Adviser or any of its affiliates holds Shares in its capacity as a Shareholder, such Shares may be tendered for repurchase in connection with any tender offer made by the Fund, without notice to the other Shareholders.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither of the Fund nor the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

DISTRIBUTIONS

The Fund intends to make distributions in one or more payments on an annual basis in aggregate amounts representing substantially all of the Fund’s net income earned during the year. For any distribution, the Fund will calculate each Shareholder’s specific distribution amount for the period using record and declaration dates. From time to time, the Fund may also pay special interim distributions in the form of cash or Shares at the discretion of the Board.

The Fund cannot guarantee that it will make distributions. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including fund investments), non-capital gains proceeds from the sale of assets (including fund investments), dividends or other distributions paid to the Fund on account of investments by the Fund in Private Equity Investments and expense reimbursements from the Adviser. The Fund has not established limits on the amount of funds the Fund may use from available sources to make distributions. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled.

As soon as practicable after the end of each calendar year, the Fund will provide a statement on IRS Form 1099-DIV (or successor form) to Shareholders subject to information reporting, identifying the amount and character (e.g., ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions includable in Shareholders’ taxable income for such year. Shareholders that hold their Shares through a financial intermediary will receive this information from such financial intermediary. The Fund’s distributions may exceed the Fund’s earnings, especially during the period before the Fund has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for U.S. federal tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the offering, including any fees payable to the Adviser. See “Material U.S. Federal Income Tax Considerations” for more information. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

Shareholders will automatically have all distributions reinvested in Shares of the Fund issued by the Fund in accordance with the Fund’s DRIP unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

The Fund will operate under a DRIP administered by the Transfer Agent. Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund on which the distribution was paid. The Fund expects to coordinate distribution payment dates so that the same NAV that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase NAV for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to [addressee/address]. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Transfer Agent [60] days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, the Transfer Agent, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Share for the relevant class of Shares.

The Transfer Agent will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The Transfer Agent will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, the Transfer Agent will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of their death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to GCM Grosvenor Private Equity Capital Opportunities Fund c/o [Transfer Agent name and address]. Certain transactions can be performed by calling [ ].

DESCRIPTION OF SHARES

The Fund is a newly organized Delaware statutory trust formed on December 8, 2025. The Fund currently offers [three] classes of Shares: Class [S] Shares, Class [D] Shares and Class [I] Shares. The Fund will apply for exemptive relief from the SEC that, if granted, will permit the Fund to issue multiple classes of Shares with different asset-based distribution and/or shareholder servicing fees and early withdrawal fees, as applicable. There is no assurance, however, that the relief will be granted. If such relief has not been granted when the Fund commences this offering, the Fund expects to offer only Class [I] Shares until any such relief is granted. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts and ongoing fees and expenses for each Share class are expected to be different. The estimated fees and expenses for each class of Shares of the Fund are set forth in “Summary of Fees and Expenses.”

Shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of Shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to Shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to Shareholders that relates solely to that class.

Any additional offerings of classes of Shares will require approval by the Board. Any additional offering of classes of Shares will also be subject to the requirements of the 1940 Act, which provides that such Shares may not be issued at a price below the then-current NAV, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s common Shareholders.

The following table shows the amounts of Shares that have been authorized and outstanding as of [ ], 2026:

Share Class	Amount Authorized	Amount Outstanding
Class [S] Shares	Unlimited	[	]
Class [D] Shares	Unlimited	[	]
Class [I] Shares	Unlimited	[	]

There is currently no market for the Shares, and the Fund does not expect that a market for the Shares will develop in the foreseeable future.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

An investor in the Fund will be a Shareholder of the Fund and their rights in the Fund will be established and governed by the Declaration of Trust. A prospective investor and their advisers should carefully review the Declaration of Trust as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust.

Shareholders; Additional Classes of Shares

Persons who purchase Shares will be Shareholders of the Fund. The Adviser may invest in the Fund as a Shareholder.

In addition, to the extent permitted by the 1940 Act and subject to the Fund’s exemptive relief from the SEC, the Fund reserves the right to issue additional classes of shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Shares offered in this Prospectus.

Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. All classes of Shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights.

Shares may only be transferred with consent from the Board of Trustees. Any Shares held by a Shareholder may be transferred only (1) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Shareholder or (2) with the consent of the Board of Trustees or their delegate (which may be withheld in the Board of Trustees’ or their delegate’s sole and absolute discretion). If a Shareholder transfers Shares with the approval of the Board of Trustees or their delegate, the Board of Trustees or their delegate will as promptly as practicable take all necessary actions so that each transferee or successor to whom or to which the Shares are transferred is admitted to the Trust as a Shareholder.

Anti-Takeover and Other Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to change the composition of the Board or convert the Fund to open-end status. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office (i) at any meeting of Shareholders by a vote of not less than two-thirds of the outstanding voting Shares or (ii) with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective. The Trustees may also fill vacancies caused by enlargement of their number or by the death, resignation or removal of a Trustee. The Declaration of Trust requires the affirmative vote of not less than seventy-five percent (75%) of the Shares of the Fund to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by a majority of the Trustees then in office, in which case approval by the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required, notwithstanding any provisions of the By-Laws. Upon the adoption of a proposal to convert the Fund from a “closed-end company” to an “open-end company”, as those terms are defined by the 1940 Act, and the necessary amendments to the Declaration of Trust to permit such a conversion of the Fund’s outstanding Shares entitled to vote, the Fund shall, upon complying with any requirements of the 1940 Act and state law, become an “open-end” investment company. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law, or any agreement between the Fund and any securities exchange. These voting thresholds are higher than those required under Delaware or federal law. The anti-takeover provisions in the Declaration of Trust promote stability in the governance of the Fund and limit the risk that the Fund will be subject to changes in control, operational changes or other changes that may not be in the best interests of Shareholders. These provisions also provide the advantage of potentially requiring persons seeking control of the Fund to negotiate with management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. However, these anti-takeover provisions may also inhibit certain changes of control that could benefit Shareholders, such as by leading to improvements in Fund operations. The Declaration of Trust, including the anti-takeover provisions contained therein, was considered by the Board and determined to be in the best interest of shareholders.

Limitation of Liability; Indemnification

The Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of the Fund shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. Persons extending credit to, contracting with or having any claim against the Fund shall look only to the assets of the Fund for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. The rights of indemnification and exculpation provided under the Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Declaration of Trust to the fullest extent permitted by law.

Derivative Actions, Direct Actions and Exclusive Jurisdiction

The Declaration of Trust provides that a Shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; (ii) Shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act (the “DSTA”) who hold at least ten percent (10%) of the outstanding Shares of the Fund or ten percent (10%) of the outstanding Shares of the Series or class to which such action relates, shall join in the request for the Trustees to commence such action; (iii) the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim (the Trustees may retain counsel or other advisors in considering the merits of the request and Shareholders making such request must reimburse the Fund for the expense of any such advisor if the Trustees determine not to take action); (iv) the Board may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue; and (v) any decision by the Trustees to bring, maintain, or compromise (or not to bring, maintain, or compromise) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in good faith and shall be binding upon the Shareholders. A Shareholder may only bring a derivative action if Shareholders owning not less than ten percent (10%) of the then outstanding Shares of the Fund or such series or class joins in the bringing of such court action, proceeding or claim. Notwithstanding the foregoing, however, such provision shall not apply to any claims arising under U.S. federal securities law.

Further, to the fullest extent permitted by Delaware law, Shareholders may not bring direct actions against the Fund and/or the Trustees, except to enforce their rights to vote or certain rights to distributions or books and records under the DSTA, in which case a Shareholder bringing such direct action must hold in the aggregate at least 10% of the Fund’s outstanding Shares (or at least 10% of the class to which the action relates) to join in the bringing of such direct action. Notwithstanding the foregoing, however, such provision shall not apply to any claims arising under U.S. federal securities law.

Under the Declaration of Trust, actions by Shareholders against the Fund asserting a claim governed by Delaware law or the Fund’s organizational documents must be brought in the Court of Chancery of the State of Delaware or any other court in the State of Delaware with subject matter jurisdiction. Shareholders also waive the right to jury trial to the fullest extent permitted by law. This exclusive jurisdiction provision may make it more expensive for a Shareholder to bring a suit. Notwithstanding the foregoing, however, such provision shall not apply to any claims arising under U.S. federal securities law.

Amendment of the Declaration of Trust

The Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required under 1940 Act or such an amendment would limit Shareholder rights, as discussed in the Declaration of Trust.

Term, Dissolution, and Liquidation

Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the classes of Shares of the Fund in accordance with the respective rights of such classes.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Fund and the purchase, ownership, and disposition of Shares and the Fund’s qualification and taxation as a RIC for U.S. federal income tax purposes under Subchapter M of the Code.

This discussion does not purport to be a complete description of the tax considerations applicable to the Fund or its Shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including without limitation, tax-exempt organizations, banks and other financial institutions, insurance companies, Shareholders that are classified as partnerships for U.S. federal income tax purposes, real estate investment trusts, RICs, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar, individuals who have ceased to be U.S. citizens or to be taxed as residents of the United States, controlled foreign corporations (“CFCs”), passive foreign investment companies (“PFICs”), Shareholders that hold Shares in connection with the conduct of a trade or business in the United States, individual Non-U.S. Shareholders (as defined below) present in the United States for 183 days or more within a taxable year and Shareholders that hold Shares as part of a straddle, hedging or conversion transaction. This discussion does not discuss any aspects of the U.S. federal estate or gift tax, the U.S. federal alternative minimum tax or any aspects of state, local or non-U.S. tax, nor does it discuss any tax consequences to persons required to accelerate the recognition of any item of gross income with respect to Shares as a result of such income being recognized on an applicable financial statement. This discussion is limited to Shareholders that hold Shares as capital assets (within the meaning of the Code) and does not address owners of a Shareholder. This discussion is based upon the present provisions of the Code, U.S. Treasury regulations promulgated thereunder, published rulings and court decisions, all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought, and will not seek, any ruling from the IRS regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For purposes of this discussion, a “U.S. Shareholder” is a beneficial owner of Shares that is:

•	an individual who is a citizen or resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•

a trust, if (i) it is subject to the primary supervision of a court in the United States and one or more U.S. persons (as defined in the Code) have the authority to control all substantial decisions of the trust or (ii) it has made a valid election under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

For the purposes of this discussion, a “Non-U.S. Shareholder” is a beneficial owner of Shares, not classified as a partnership for U.S. federal income tax purposes, that is not a U.S. Shareholder and does not hold the Shares in connection with the conduct of a trade or business in the United States.

If an entity treated as a partnership for U.S. federal income tax purposes holds Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Prospective investors that are partnerships or partners in such partnerships should consult their own tax advisers with respect to the purchase, ownership and disposition of Shares.

Tax matters are complicated, and the tax consequences to a Shareholder of an investment in Shares will depend on the facts of such Shareholder’s particular situation. Shareholders are strongly encouraged to consult their own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition (including by reason of a repurchase) of Shares, as well as the effect of state, local and non-U.S. tax laws, and the effect of any possible changes in tax laws.

Qualification as a Regulated Investment Company

The Fund will elect to be treated, and intends to operate in a manner so as to qualify each taxable year thereafter to be treated, as a RIC under the Code. The Fund intends to make a timely election to be treated as a corporation for U.S. federal income tax purposes in order to make a valid RIC election. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to Shareholders, for each taxable year, at least 90% of its “investment company taxable income” (as such term is defined in the Code, which generally is the Fund’s net ordinary taxable income and realized net short-term capital gain in excess of realized net long-term capital loss, determined without regard to the dividends paid deduction) (the “Annual Distribution Requirement”) for any taxable year.

To qualify as a RIC for U.S. federal income tax purposes, the Fund generally must, among other things:

•	Elect to be treated and qualify as a registered management company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies (including certain deemed inclusions), or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or foreign currencies, or (b) net income derived from an interest in a qualified publicly traded partnership (“QPTP”) (collectively, the “90% Gross Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of its assets consists of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of each issuer; and

•

no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) any one issuer, (ii) or of two or more issuers that are controlled, as determined under the Code and Treasury regulations thereunder, by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses or (iii) securities of one or more QPTPs (collectively, the “Diversification Tests”).

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to U.S. federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. For the purpose of determining whether the Fund satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through any investments in entities that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are otherwise disregarded as entities separate from the Fund for U.S. federal income tax purposes, generally will be determined as if the Fund realized these tax items directly. If the Fund does not receive sufficient information from such entities regarding their underlying investments and income realizations, the Fund risks failing to satisfy the 90% Gross Income Test and the Diversification Tests.

Income realized by the Fund as a result of the Fund electing mark-to-market tax treatment for its PFIC investments will constitute qualifying income for purposes of the 90% Gross Income Test, if applicable. In order to meet the 90% Gross Income Test, the Fund may structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may be required to hold such investments through a subsidiary U.S. or non-U.S. corporation (or other entity treated as such for U.S. federal income tax purposes). In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% Gross Income Test, although such income may be subject to U.S. or non-U.S. tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such subsidiary corporation.

Further, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations (other than the Fund) is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting power of all classes of voting stock of at least one of the other corporations.

A “publicly offered regulated investment company” or “publicly offered RIC” is a RIC whose shares are either (i) continuously offered, pursuant to a public offering within the meaning of the Securities Act, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While the Fund generally expects to qualify as a publicly offered RIC, if the Fund does not qualify as a publicly offered RIC for any period, a non-corporate Shareholder’s allocable portion of the Fund’s affected expenses, including any management fees or incentive fees, will be treated as an additional distribution to the Shareholder and the affected expense will be treated as having been incurred by the Shareholder and will be treated as miscellaneous itemized deductions that are deductible only to the extent permitted by applicable law. Under current law, such expenses will not be deductible by any such Shareholder.

Taxation as a Regulated Investment Company

If the Fund (i) qualifies as a RIC and (ii) satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short-term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to Shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rate on any of its income or capital gains not distributed (or deemed distributed) to Shareholders. Notwithstanding this general treatment, the Fund may be subject to corporate-level U.S. federal income tax on any amounts of “built-in gain” with respect to all or a portion of the portfolio of private investments of the Predecessor Fund (“Seed Assets”) to be acquired pursuant to the Reorganization that it recognizes during the five-year period beginning on the date of the Reorganization. However, as part of the Reorganization the Predecessor Fund may make an election to recognize gain to the extent of any unrealized appreciation in the Seed Assets, in which case any “built-in gain” on which the Fund would be required to pay corporate-level U.S. federal income tax will be eliminated.

If the Fund fails to distribute in a timely manner an amount at least equal to the sum of (i) 98% of its “ordinary income” (as such term is defined in the Code) for the calendar year, (ii) 98.2% of its capital gain net income (i.e., the excess, if any, of the Fund’s capital gains over its capital losses) for the one-year period ending on October 31 in that calendar year and (iii) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain excess distributions in prior years (together, the “Excise Tax Distribution Requirements”), the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate-level U.S. federal income tax for any taxable year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). In order to meet the Excise Tax Distribution Requirement for a particular year, the Fund will need to receive certain information from the Private Equity Funds, which it may not timely receive, in which case the Fund will need to estimate the amount of distributions it needs to make to meet the Excise Tax Distribution Requirement. If the Fund underestimates that amount, it may owe the excise tax. In addition, the Fund may choose to retain its net capital gain or any investment company taxable income and pay the associated corporate-level U.S. federal income tax and/or any applicable U.S. federal excise tax thereon. In either event described in the preceding two sentences, the Fund will owe the excise tax only on the amount by which the Fund does not meet the Excise Tax Distribution Requirements.

The Fund may hold investments, either directly or indirectly, that require income to be included in investment company taxable income in a year prior to the year in which the Fund (or an underlying entity) actually receives a corresponding amount of cash in respect of such income. For example, if the Fund holds, directly or indirectly, corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Fund must include in its taxable income in each year the full amount of its applicable share of these deemed dividends. Additionally, if the Fund holds, directly or indirectly, debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”) (such as debt instruments with “payment in kind” interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the OID that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that it has not yet received in cash but has been allocated by an underlying entity, including as described below under “ —Nature of the Fund’s Investments—Non-U.S. investments, including PFICs and CFCs” and in certain situations where the Fund owns, directly or indirectly, an interest in a partnership that does not have a Section 754 election in effect.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given year exceed its investment company taxable income, the Fund will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to Shareholders. In addition, expenses may be used only to offset investment company taxable income and may not be used to offset net capital gain. A RIC may not use any net capital loss (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC’s deduction of net business interest expense generally is limited to 30% of its “adjusted taxable income” (as defined in the Code). It is not expected that any portion of any underwriting or similar fee will be deductible for U.S. federal income tax purposes to the Fund or the Shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, the Fund may, for U.S. federal income tax purposes, have aggregate taxable income for several years that the Fund is required to distribute and that is taxable to Shareholders even if this income is greater than the aggregate net income the Fund actually earned during those years.

In order to enable the Fund to make distributions to Shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, the Fund may need to liquidate or sell some of its assets at times or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital, the Fund may need to take out loans, or the Fund may need to forgo new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to its business). Even if the Fund is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the Fund generally is not permitted to make distributions to Shareholders while its debt obligations and senior securities are outstanding unless certain “asset coverage” tests or other financial covenants are met.

If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax benefits applicable to RICs and, thus, become subject to a corporate-level U.S. federal income tax on all of its net income (and any applicable state and local taxes). Although the Fund expects to operate in a manner so as to qualify continuously as a RIC, the Fund may decide in the future to be taxed as a C corporation for U.S. federal income tax purposes, even if the Fund would otherwise qualify as a RIC, if the Fund determines that such treatment as a C corporation for a particular year would be in the Fund’s best interest.

Failure to Qualify as a Regulated Investment Company

If the Fund, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Fund would generally be required to recognize gain to the extent of any unrealized appreciation in its assets unless the Fund elects to pay corporate-level U.S. federal income tax on any such unrealized appreciation during the succeeding five-year period.

If the Fund fails to qualify for treatment as a RIC in any taxable year and is not eligible for relief provisions, the Fund would be subject to U.S. federal income tax on all of its taxable income at the regular corporate U.S. federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether the Fund makes any distributions to Shareholders. Additionally, the Fund would not be able to deduct distributions to Shareholders, nor would distributions to Shareholders be required to be made for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the preferential rates applicable to qualified dividend income of individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s adjusted tax basis in its Shares, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that the Fund will continuously qualify as a RIC for each taxable year.

Nature of the Fund’s Investments

Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is subject to additional limitations), (v) cause the Fund to recognize income or gain without receipt of a corresponding cash payment, (vi) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vii) adversely alter the characterization of certain complex financial transactions and (viii) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. The Fund intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that the Fund will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain and loss, include both the Co-Investments, activities, income, gain and loss of the Fund, as well as those indirectly attributable to the Fund as a result of the Fund’s investment in any Private Equity Fund (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not as an association or publicly traded partnership taxable as a corporation).

A portfolio company in which the Fund invests may face financial difficulties that require the Fund to work-out, modify or otherwise restructure its investment in such portfolio company. Any such transaction could, depending upon the specific terms of the transaction, cause the Fund to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in the Fund receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

Securities and other financial assets

Gain or loss recognized by the Fund from securities and other financial assets acquired by it, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Fund held a particular security or other financial asset.

Non-U.S. investments, including PFICs and CFCs

The Fund’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

If the Fund purchases shares in a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to Shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Fund will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Any inclusions in the Fund’s gross income resulting from the QEF election will be considered qualifying income for the purposes of the 90% Gross Income Test. Alternatively, the Fund may elect to mark-to-market at the end of each taxable year its shares in such PFIC, in which case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. The Fund’s ability to make either election will depend on factors beyond the Fund’s control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, the Fund may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirements. See “ —Qualification as a Regulated Investment Company” above.

To the extent that the Fund holds more than 10% of the shares in a foreign corporation that is treated as a CFC, including to the extent that it holds certain of its investments through a subsidiary non-U.S. corporation, as discussed above, the Fund may be treated as receiving a deemed distribution of ordinary income each year from such foreign corporation in an amount equal to its pro rata share of the CFC’s income for the taxable year (including both ordinary income and capital gains), whether or not the CFC makes an actual distribution during such year. This deemed distribution is required to be included in the income of a “United States shareholder” of a CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or constructively) by United States Shareholders. A “United States shareholder,” for this purpose, is any U.S. person that owns (directly, indirectly or constructively) 10% or more of the combined value or voting power of all classes of shares of a foreign corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in its investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Distribution Requirements.

Non-U.S. currency

The Fund’s functional currency for U.S. federal income tax purposes is the U.S. dollar. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a currency other than the U.S. dollar and the time it actually collects such income or pay such expenses or liabilities may be treated as ordinary income or loss by the Fund. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

Taxation of U.S. Shareholders

The following discussion generally describes certain material U.S. federal income tax consequences of an investment in the Fund’s Shares beneficially owned by U.S. Shareholders (as defined above). Non-U.S. Shareholders should refer to “ —Taxation of Non-U.S. Shareholders” below. Whether an investment in the Fund is appropriate for a U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the Fund by a U.S. Shareholder may have adverse tax consequences. U.S. Shareholders should consult their own tax advisers about the U.S. tax consequences of investing in the Fund.

The Fund will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year. The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of 1940 Act.

Distributions

A U.S. Shareholder that receives a distribution from the Fund may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the U.S. Shareholder’s tax basis in the relevant Shares. A distribution paid out of the Fund’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes), if any, generally will be treated as a dividend for U.S. federal income tax purposes. The amount of any distribution in excess of the Fund’s current and accumulated earnings and profits, would be treated as a non-taxable return of capital to the extent, generally, of the U.S. Shareholder’s basis in the Shares remaining. If the portion not treated as a dividend exceeds the U.S. Shareholder’s basis in the Shares remaining, any such excess will be treated as capital gain from the sale or exchange of the remaining Shares and subject to tax in the manner described in “ —Sales and other dispositions of Shares” below. If the tendering U.S. Shareholder’s tax basis in the Shares tendered and repurchased exceeds the total of any dividend and return of capital distribution with respect to those Shares, the excess amount of basis from the tendered and repurchased Shares will be reallocated pro rata among the bases of such U.S. Shareholder’s remaining Shares.

Distributions by the Fund that are treated as dividends for U.S. federal income tax purposes generally are taxable to U.S. Shareholders as ordinary income or capital gains. Dividends paid in respect of the Fund’s “investment company taxable income” (as such term is defined in the Code) generally will be taxable as ordinary income to U.S. Shareholders, whether paid in cash or reinvested in additional Shares. However, to the extent that a portion of the Fund’s investment company taxable income is attributable to dividends paid by U.S. domestic corporations or certain qualified foreign corporations, U.S. Shareholders that satisfy certain holding period requirements of the Code and, in the case of a corporate U.S. Shareholder, certain other conditions, generally may treat a ratable portion of dividends from the Fund as qualifying for, in the case of a corporate U.S. Shareholder, a dividends received deduction calculated at the applicable percentage or in the case of a non-corporate U.S. Shareholder, the preferential rates applicable to qualified dividend income. Dividends paid in respect of the Fund’s net capital gain (which generally is the Fund’s realized net long-term capital gain in excess of realized net short-term capital loss) that are properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the U.S. Shareholder’s holding period in its Shares and regardless of whether paid in cash or reinvested in additional Shares.

The Fund generally expects to make distributions in cash but retains the discretionary ability to make distributions of securities in kind. Shareholders should consult their own tax advisers as to the possibility of the Fund distributing securities in kind, as well as the specific tax consequences of owning and disposing of any securities actually distributed in kind by the Fund.

The Fund may retain some or all of its realized net long-term capital gain in excess of realized net short-term capital loss and designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of the deemed distribution net of such tax will be added to the Shareholder’s adjusted basis in its Shares. The amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit may exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a U.S. Shareholder’s liability for U.S. federal income tax. A U.S. Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to Shareholders of some or all of its net capital gain.

U.S. Shareholders who have not “opted-out” of the Fund’s DRIP will have their cash dividends and distributions net of any applicable U.S. federal withholding tax (including any amounts withheld for which a refund is available by filing a U.S. federal income tax return) automatically reinvested in additional Shares, rather than receiving cash dividends and distributions. Any dividends or distributions reinvested under the plan will nevertheless remain taxable to U.S. Shareholders. A U.S. Shareholder will have an initial cost basis in the additional Shares purchased through the DRIP equal to the dollar amount that would have been received if the U.S. Shareholder had received the dividend or distribution in cash, unless the Fund were to issue new Shares that are trading at or above NAV, in which case, the U.S. Shareholder’s basis in the new Shares would generally be equal to their fair market value. The additional Shares will have a new holding period commencing on the day following the day on which the Shares are credited to the U.S. Shareholder’s account.

In certain circumstances, the Fund may choose to pay a portion of a required dividend in Shares, rather than in cash, even to Shareholders that have “opted-out” of the Fund’s DRIP. If Shareholders in the aggregate have elected to receive an amount of cash greater than the amount of cash available for distribution to Shareholders in respect of a dividend, then each Shareholder who has elected to receive cash will receive a pro rata share of the cash and the rest of its distribution in Shares of the Fund. The value of the portion of the distribution made in

Shares will be equal to the amount of cash for which the Shares are substituted, and the Fund’s U.S. Shareholders will be subject to U.S. federal income tax on such amount as though they had received cash.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gains dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, a U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s Shareholders on December 31 of the year in which the dividend was declared.

If a U.S. Shareholder receives Shares shortly before the record date of a distribution, the value of the Shares will include the value of the distribution and such U.S. Shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.

As soon as practicable after the end of each calendar year, the Fund will provide a statement on IRS Form 1099-DIV (or successor form) to Shareholders subject to information reporting, identifying the amount and character (e.g., as ordinary dividend income, qualified dividend income or long-term capital gain) of the distributions includable in U.S. Shareholders’ taxable income for such year. Distributions by the Fund out of current or accumulated earnings and profits also generally will not be eligible for the 20% pass through deduction under Section 199A of the Code. Distributions may also be subject to additional state, local and non-U.S. taxes depending on a U.S. Shareholder’s particular situation.

Sales and other dispositions of Shares

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Shares. The amount of gain or loss will be measured by the difference between a U.S. Shareholder’s adjusted tax basis in the Shares sold, redeemed or otherwise disposed of and the amount realized. Any gain or loss arising from such sale or other disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder held the Shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or other disposition of the Fund’s Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares.

In general, U.S. Shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain (which generally is realized net long-term capital gain in excess of realized net short-term capital loss). Such rates are lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain and ordinary income at the same maximum rate. A non-corporate U.S. Shareholders with a net capital loss for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year; any net capital loss of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital loss for a year, but may carry back such losses for three years or carry forward such losses for five years.

Net investment income tax

Non-corporate U.S. Shareholders (other than certain trusts) are subject to an additional 3.8% surtax on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for the taxable year over an applicable dollar threshold. In the case of an individual, this threshold is $200,000 (or $250,000 in the case of married individuals filing a joint U.S.

federal income tax return). In the case of a trust or estate, this threshold is the dollar amount at which the highest U.S. federal income tax bracket applicable to trusts and estates begins for such taxable year. For these purposes, “net investment income” generally includes taxable distributions and deemed distributions paid with respect to Shares, and net gain attributable to the disposition of Shares (in each case, unless the Shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Backup withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. Shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain U.S. Shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Income from Repurchases of Shares

In General. A U.S. Shareholder that participates in a repurchase of Shares will, depending on such U.S. Shareholder’s particular circumstances, and as set forth further under “Sale or Exchange Treatment” and “Distribution Treatment,” be treated either as realizing gain or loss from the disposition of its Shares or as receiving a distribution from the Fund with respect to its Shares. Under each of these approaches, a U.S. Shareholder’s realized gain or income (if any) is calculated differently. Under the “sale or exchange” approach, a U.S. Shareholder generally is allowed to recognize a taxable loss to the extent that the repurchase proceeds are less than the U.S. Shareholder’s adjusted tax basis in the Shares tendered and repurchased.

Sale or Exchange Treatment. In general, the tender and repurchase of Shares should be treated as a sale or exchange of the Shares by a U.S. Shareholder if the receipt of cash:

•	results in a “complete termination” of such U.S. Shareholder’s ownership of Shares;

•	results in a “substantially disproportionate” redemption with respect to such U.S. Shareholder; or

•	is “not essentially equivalent to a dividend” with respect to the U.S. Shareholder.

In applying each of the tests described above, a U.S. Shareholder must take account of Shares that such U.S. Shareholder constructively owns under detailed attribution rules set forth in the Code, which generally treat the U.S. Shareholder as owning Shares owned by certain related individuals and entities, and Shares that the U.S. Shareholder has the right to acquire by exercise of an option, warrant or right of conversion. U.S. Shareholders should consult their tax advisers regarding the application of the constructive ownership rules to their particular circumstances.

A sale of Shares pursuant to a repurchase of Shares by the Fund generally will result in a “complete termination” if either (i) the U.S. Shareholder owns no Shares, either actually or constructively, after the Shares are sold pursuant to a repurchase, or (ii) the U.S. Shareholder does not actually own any Shares immediately after the sale of Shares pursuant to a repurchase and, with respect to Shares constructively owned, is eligible to waive, and effectively waives, constructive ownership of all such Shares. U.S. Shareholders wishing to satisfy the “complete termination” test through waiver of attribution should consult their tax advisers.

A sale of Shares pursuant to a repurchase of Shares by the Fund will result in a “substantially disproportionate” redemption with respect to a U.S. Shareholder if the percentage of the then outstanding Shares actually and constructively owned by such U.S. Shareholder immediately after the sale is less than 80% of the percentage of the Shares actually and constructively owned by such U.S. Shareholder immediately before the sale. If a sale of Shares pursuant to a repurchase fails to satisfy the “substantially disproportionate” test, the U.S. Shareholder may nonetheless satisfy the “not essentially equivalent to a dividend” test.

A sale of Shares pursuant to a repurchase of Shares by the Fund will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Shareholder’s proportionate interest in the Fund. A sale of Shares that actually reduces the percentage of the Fund’s outstanding Shares owned, including constructively, by such Shareholder would likely be treated as a “meaningful reduction” even if the percentage reduction is relatively minor, provided that the U.S. Shareholder’s relative interest in Shares of the Fund is minimal (e.g., less than 1%) and the U.S. Shareholder does not exercise any control over or participate in the management of the Fund’s corporate affairs. Any person that has an ownership position that allows some exercise of control over or participation in the management of corporate affairs will not satisfy the meaningful reduction test unless that person’s ability to exercise control over or participate in management of corporate affairs is materially reduced or eliminated.

Substantially contemporaneous dispositions or acquisitions of Shares by a U.S. Shareholder or a related person that are part of a plan viewed as an integrated transaction with a repurchase of Shares may be taken into account in determining whether any of the tests described above are satisfied.

If a U.S. Shareholder satisfies any of the tests described above, the U.S. Shareholder will be treated as having engaged in a sale or exchange of the Shares and will be subject to U.S. federal income tax in the manner described in “—Taxation of U.S. Shareholders—Sales and other dispositions of Shares” above.

Distribution Treatment. If a U.S. Shareholder does not satisfy any of the tests described above, and therefore does not qualify for sale or exchange treatment, the U.S. Shareholder will be treated as having received a distribution from the Fund in an amount equal to the proceeds of the sale, which deemed distribution will be subject to U.S. federal income tax in the manner described in “ —Taxation of U.S. Shareholders—Distributions” above.

If the sale of Shares pursuant to a repurchase of Shares by the Fund is treated as a dividend to a U.S. Shareholder rather than as an exchange, the other Shareholders, including any non-tendering Shareholders, could be deemed to have received a taxable stock distribution if such Shareholder’s interest in the Fund increases as a result of the repurchase. This deemed distribution would be treated as a dividend to the extent of current or accumulated earnings and profits allocable to it. A proportionate increase in a U.S. Shareholder’s interest in the Fund will not be treated as a taxable distribution of Shares if the distribution qualifies as an isolated redemption of Shares as described in Treasury regulations. All Shareholders are urged to consult their tax advisers about the possibility of deemed distributions resulting from a repurchase of Shares by the Fund.

Taxation of Tax-Exempt Shareholders

A U.S. Shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation if the Shareholder is considered to derive “unrelated business taxable income” as defined in the Code (“UBTI”). As a RIC, the Fund will be classified as a corporation for U.S. federal income tax purposes. Therefore, under current law, amounts of income realized by the Fund that would be treated as UBTI if realized by a tax-exempt Shareholder directly generally will not be attributed to the Fund’s tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Therefore, a tax-exempt U.S. Shareholder generally should not be subject to U.S. taxation solely as a result of the Shareholder’s ownership of Shares and receipt of dividends with respect to such Shares. Moreover, under current law, if the Fund incurs indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. Shareholder. Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares. A U.S. tax-exempt Shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or equity interests in taxable mortgage pools.

Taxation of Non-U.S. Shareholders

The following discussion generally describes certain material U.S. federal income tax consequences of an investment in the Fund’s Shares beneficially owned by Non-U.S. Shareholders (as defined above). U.S. Shareholders should refer to “ —Taxation of U.S. Shareholders” above. Whether an investment in the Fund is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances and an investment in the Fund may have adverse tax consequences for a Non-U.S. Shareholder as compared to a direct investment in the assets in which the Fund will invest. Additionally, the tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable income tax treaty may differ from those described herein. Non-U.S. Shareholders should consult their own tax advisers about the U.S. federal income and withholding tax, and state, local and non-U.S. tax consequences of an investment in the Fund, including applicable tax reporting requirements.

Distributions from the Fund to a Non-U.S. Shareholder (other than distributions of net capital gain, as discussed below) generally will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent they are treated as dividends paid from the Fund’s current or accumulated earnings and profits. However, properly-designated dividends received by a Non-U.S. Shareholder generally are exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% Shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for these exemptions from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an applicable IRS Form W-8 or an acceptable substitute or successor form). In certain circumstances, it may not be possible to determine whether withholding is required on a particular distribution at the time the distribution is made, in which case the Fund may withhold from the distribution, and the Non-U.S. Shareholder may be required to file a U.S. federal income tax return in order to obtain a refund of any excess withholding, and the amount of any withholding will not be treated as reinvested. Also, in the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their tax advisers and intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gain to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or other disposition of Shares, generally will not be subject to U.S. federal income tax. If the Fund distributes its net capital gain in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the amount of net capital gain deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

A Non-U.S. Shareholder that participates in a repurchase of Shares by the Fund will be subject to sale or exchange treatment or distribution treatment as determined under the rules described in “ —Income from Repurchases of Shares” above. If sale or exchange treatment applies, a Non-U.S. Shareholder generally will not be subject to U.S. federal income tax on the repurchase of Shares by the Fund, as discussed above. If distribution treatment applies, proceeds from the repurchase of Shares by the Fund may be subject to U.S. federal withholding tax under the rules described above.

A Non-U.S. Shareholder may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the Administrator with an applicable IRS Form W-8 (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Additional Withholding Requirements

Under provisions added to the Code by the Foreign Account Tax Compliance Act (“FATCA”), a 30% U.S. federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its U.S. “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each such substantial U.S. owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Prospective investors should consult their own tax advisers regarding FATCA and whether it may be relevant to an investment in the Fund.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to Shares of the Fund in excess of $2 million or more for a non-corporate U.S. Shareholder or $10 million or more for a corporate U.S. Shareholder in any single taxable year, such Shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of “portfolio securities” in many cases are excepted from this reporting requirement, but, under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. Shareholders should consult their tax adviser to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Shareholders may be subject to state, local and non-U.S. taxes on their distributions from the Shares. Shareholders are urged to consult tax advisors with respect to the particular tax consequences to them of an investment in the Shares.

ALL SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE U.S. FEDERAL INCOME AND WITHHOLDING TAX CONSEQUENCES, AND STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES, OF AN INVESTMENT IN SHARES.

CUSTODIAN

[ ] serves as the custodian of the assets of the Fund (the “Custodian”) and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is [ ].

ADMINISTRATION AND ACCOUNTING SERVICES

The Fund has entered into an agreement with [ ] (the “Administration Agreement”) under which the Administrator performs certain administration and accounting services for the Fund, including, among other things: customary fund accounting services, including computing the Fund’s NAVs and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Fund with regulatory filings, tax compliance and other oversight activities. In consideration for these services, the Fund pays the Administrator tiered fees based on the average monthly NAV of the Fund, subject to a minimum annual fee, as well as certain other fixed, per-account or transactional fees. The administration fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund.

The Administrator’s principal business address is [ ].

[In addition, pursuant to the terms of the Management Agreement, the Adviser provides the Fund with certain administrative services necessary to conduct the Fund’s day-to-day operations, and the Fund reimburses the Adviser, at cost, based upon the Fund’s allocable portion of the Adviser’s overhead and other expenses (including travel expenses) incurred by the Adviser in performing the administrative services under the Management Agreement, including the Fund’s allocable portion of the compensation of certain of its officers (including but not limited to the chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs, but not investment professionals.]

TRANSFER AGENT AND DIVIDEND PAYING AGENT

[ ], whose principal business address is [ ], serves as the Fund’s transfer agent with respect to the Shares.

[ ] serves as the Fund’s dividend paying agent.

FISCAL YEAR; REPORTS TO SHAREHOLDERS

The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on September 30.

The Fund will provide Shareholders with an audited annual report and an unaudited semi-annual report within 60 days after the close of the reporting period for which the report is being made, or as otherwise required by 1940 Act. Shareholders will also receive quarterly commentary regarding the Fund’s operations and investments.

The Fund will furnish to Shareholders subject to information reporting as soon as practicable after the end of each taxable year information on Form 1099-DIV to assist Shareholders in preparing their tax returns.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ] serves as the independent registered public accounting firm of the Fund. Its principal business address is [ ].

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP, 900 G Street, N.W., Washington, DC 20001, serves as legal counsel to the Fund. [ ] serves as special Delaware counsel to the Fund. No attorney-client relationship exists, however, between Simpson Thacher & Bartlett LLP, or [ ], and any other person solely by reason of such other person investing in the Fund.

GCM GROSVENOR PRIVATE EQUITY CAPITAL OPPORTUNITIES FUND

Class [S] Shares

Class [D] Shares

Class [I] Shares

PROSPECTUS

[    ], 2026

All dealers that effect transactions in these Shares, whether or not participating in this offering, may be required to deliver a Prospectus.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION, DATED APRIL 1, 2026

GCM Grosvenor Private Equity Capital Opportunities Fund

Class [S] Shares

Class [D] Shares

Class [I] Shares

[     ], 2026

GCM Grosvenor Private Equity Capital Opportunities Fund (the “Fund”) is a non-diversified, closed-end management investment company with no operating history. This Statement of Additional Information (“SAI”) relating to the Shares does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated [ ]. This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Shares, and investors should obtain and read the Prospectus prior to purchasing such Shares. A copy of the Prospectus may be obtained without charge by calling [(646) 362-3700], by writing to the Fund at 900 North Michigan Avenue, Suite, 1100, Chicago, IL 60611 or by visiting www.[ ].com. You may also obtain a copy of the Prospectus on the SEC’s website at http://www.sec.gov. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the U.S. Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

i

ADDITIONAL INVESTMENT POLICIES

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. The following disclosure supplements the disclosure set forth under the captions “Investment Objective and Strategy” and “Risks” in the Prospectus and does not, by itself, present a complete or accurate explanation of the matters discussed. Prospective investors also should refer to “Investment Objective and Strategy” and “Risks” in the Prospectus for a complete presentation of the matters disclosed below.

Fundamental Policies

The following restrictions are the Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (a “1940 Act Vote”). For the purposes of the foregoing, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions are not fundamental polices of the Fund and may be changed by the Fund’s Board without Shareholder approval and on prior notice to Shareholders. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. Under its fundamental restrictions, the Fund may not:

1.

Underwriting: The Fund may engage in the business of underwriting the securities of other issuers to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.

Lending: The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.

Senior Securities: The Fund may issue senior securities or borrow money to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.

Real Estate: The Fund may purchase or sell real estate to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.

Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.

Concentration: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry or group of industries.

The following notations are not considered to be part of the Fund’s fundamental restrictions and are subject to change without Shareholder approval.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material

1

omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the Securities Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the Securities Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the Securities Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) The Fund also will be permitted by this policy to make loans of money, including to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the 1940 Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the 1940 Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering into reverse repurchase agreements, credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund complies with an applicable exemption in Rule 18f-4. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s Shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to real estate set forth above, the Fund will consider the investments held by investment vehicles, to the extent the Fund has access to such information, in determining

2

whether its investments are concentrated in any particular industry or group of industries. Furthermore, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in ETFs that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry or groups of industries. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities (including, for the avoidance of doubt, U.S. agency mortgage-backed securities); securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry.

With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the Adviser. As of the date of this SAI, industry or group of industries is defined to mean those companies that are assigned the same sub-industry classification under the Global Industry Classification Standard. Accordingly, the composition of an industry or group of industries may change from time to time. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. The investment restrictions and other policies described herein do not apply to Private Equity Funds. The Fund will, however, consider the investments held by Private Equity Funds, to the extent known, in determining whether its investments are concentrated in any particular industry or groups of industries.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

3

Non-Fundamental Policies

The Fund’s investment objective is non-fundamental and may be changed by the Board with the approval of the Fund’s Board upon 60 days’ prior notice to Shareholders.

The Fund’s policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Private Equity Investments is non-fundamental and may be changed by the Fund’s Board, upon 60 days’ prior written notice to Shareholders. The Fund’s 80% policy is applied at the time of investment; later percentage changes caused by a change in the value of the Fund’s assets, including as a result in the change in the value of the Fund’s investments or due to the issuance or repurchase of Shares, will not require the Fund to dispose of an investment.

4

INVESTMENT PRACTICES, TECHNIQUES AND RISKS

The following information supplements the discussion of the Fund’s investment objective, policies, techniques and risks that are described in the Prospectus. The Fund may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the Prospectus. There is no guarantee the Fund will buy all of the types of securities or use any or all of the investment techniques described herein.

Cash Equivalents and Short-Term Debt Securities. For temporary defensive purposes, the Fund may invest up to 100% of its assets in Liquid Investments, including cash equivalents and short-term debt securities. Short-term debt securities are defined to include, without limitation, the following:

•

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and Government National Mortgage Association, the securities of which are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, the securities of which are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, the securities of which are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the securities of which are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

•

Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

•	Repurchase agreements, which involve purchases of debt securities.

•

Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

U.S. Debt Securities Risk. The Fund may have exposure to debt securities indirectly through investment vehicles. U.S. debt securities generally involve lower levels of credit risk than other types of fixed income securities of

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similar maturities, although, as a result, the yields available from U.S. debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. debt securities change as interest rates fluctuate. Any downgrades by rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

Corporate Bonds Risk. The Fund may have exposure to corporate bonds indirectly through investment vehicles. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under “ —Below Investment Grade Securities Risk.”

Below Investment Grade Securities Risk. The Fund may have exposure to below investment grade securities indirectly through investment vehicles. The Fund may invest in securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below, or judged to be of comparable quality by the Adviser), which are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

Lower grade securities, though often high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in the Fund, both in the short-term and the long-term.

The prices of fixed-income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, the current low rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income. As rates rise, these recent entrants to the low-grade securities

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market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

The Fund may invest in securities rated in the lower rating categories (rated as low as D, or unrated but judged to be of comparable quality by the Adviser). For these securities, the risks associated with below investment grade instruments are more pronounced.

Bank Loans Risk. The Fund may have exposure to bank loans indirectly through investment vehicles. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. These investments are subject to both interest rate risk and credit risk, and the risk of non-payment of scheduled interest or principal. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.

Derivatives. A derivative is generally a financial contract the value of which depends on, or is derived from, changes in the value of one or more “reference instruments,” such as underlying assets (including securities), reference rates, indices or events. Derivatives may relate to stocks, bonds, credit, interest rates, commodities, currencies or currency exchange rates, or related indices. A derivative may also contain leverage to magnify the exposure to the reference instrument. Derivatives may be traded on organized exchanges and/or through clearing organizations, or in private transactions with other parties in the over-the-counter (“OTC”) market with a single dealer or a prime broker acting as an intermediary with respect to an executing dealer. Derivatives may be used for hedging purposes and non-hedging (or speculative) purposes. Some derivatives require one or more parties to post “margin,” which means that a party must deposit assets with, or for the benefit of, a third party, such as a futures commission merchant, in order to initiate and maintain the derivatives position.

Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.

Derivatives involve risks different from the risks associated with investing directly in securities and other traditional investments. There are risks that apply generally to derivatives transactions, including:

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Correlation risk, which is the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to

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which the Fund seeks exposure. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

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Counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are exchange traded or centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

•	Credit risk, which is the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

•	Currency risk, which is the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Illiquidity risk, which is the risk that certain securities or instruments may be difficult or impossible to sell at the time or at the price desired by the counterparty in connection with payments of margin, collateral, or settlement payments. There can be no assurance that the Fund will be able to unwind or offset a derivative at its desired price, in a secondary market or otherwise. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

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Index risk, which is if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Fund paid for such derivative.

•	Legal risk, which is the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

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Leverage risk, which is the risk that the Fund’s derivatives transactions can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

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Market risk, which is the risk that changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an adverse movement, the Fund may be required to pay substantial additional margin to maintain its position or the Fund’s returns may be adversely affected.

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•	Operational risk, which is the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

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Valuation risk, which is the risk that valuation sources for a derivative will not be readily available in the market. This is possible especially in times of market distress, since many market participants may be reluctant to purchase complex instruments or quote prices for them.

•	Volatility risk, which is the risk that the value of derivatives will fluctuate significantly within a short time period.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

The Fund relies on certain exemptions in Rule 18f-4 to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions. The Fund will rely on a separate exemption in Rule 18f-4(e) when entering into unfunded commitment agreements (e.g., capital commitments to invest equity in Private Equity Funds that can be drawn at the discretion of the Private Equity Fund’s general partner). To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on another exemption in Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, if certain conditions are met. When the Fund enters into a secondary transaction to purchase interests in underlying Private Equity Funds, the Fund will treat the date of the transfer agreement to purchase the interest in a specific Private Equity Fund as the trade date for determining whether the purchase of the Private Equity Fund qualifies for the exemption for non-standard settlement cycle securities transactions.

The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule 18f-4. To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule 18f-4). If the Fund fails to qualify as a “limited derivatives user” as defined in Rule 18f-4 and seeks to enter into derivatives transactions, the Fund will be required to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.

Options. The Fund may purchase put and call options on currencies or securities. A put option gives the purchaser the right to compel the writer of the option to purchase from the option holder an underlying currency or security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying currency or security covered by the option or its equivalent from the writer of the option at the stated exercise price. As a holder of a put option, the Fund will have the right to sell the currencies or securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the currencies or securities underlying the option, in each case at their exercise price at any time prior to the option’s expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on

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the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Some, but not all, of the Fund’s options may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts. The Fund will not enter into futures contracts that are prohibited under the Commodity Exchange Act, as amended (the “CEA”), and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be “long” the contract. A person who sells a security futures contract enters into a contract to sell the underlying security and is said to be “short” the contract. The price at which the contract trades (the “contract price”) is determined by relative buying and selling interest on a regulated exchange.

An open position, either a long or short position, is typically closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. However, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss. Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss or gain to the investor.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is

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closed, possibly resulting in a decline in the Fund’s NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Depending on the terms of the contract, some security futures contracts are settled by physical delivery of the underlying security. Settlement with physical delivery may involve additional costs. Depending on the terms of the contract, other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances, such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market. A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

Swap Agreements. The Fund may enter into swap agreements. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Some swaps are structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Certain risks are reduced (but not eliminated) if a fund invests in cleared swaps. Certain standardized swaps, including certain credit default swaps, are subject to mandatory clearing, and more are expected to be in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared derivatives, but cleared contracts are not risk-free.

Swap agreements may increase or decrease the overall volatility of the Fund’s investments and the price of its Shares. The performance of swap agreements may be affected by a change in the specific interest rate, currency or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by or insolvency of one of the parties and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, it is possible that the Fund may not be able to recover the money it expected to receive under the contract.

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A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. The use of swaps can cause the Fund to be subject to additional regulatory requirements, which may generate additional Fund expenses. The Fund monitors any swaps with a view towards ensuring that the Fund remains in compliance with all applicable regulatory, investment and tax requirements.

General Limitations on Certain Futures, Options and Swap Transactions. The Adviser, with respect to the Fund, has filed a notice of eligibility for an exclusion from the definition of the term “commodity pool operator” with the U.S. Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association (the “NFA”), which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Adviser and Fund expect not to be subject to regulation as a commodity pool or commodity pool operator under the CEA. If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

Equity Securities. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities and warrants. This may include the equity securities of private equity sponsors. Common stocks and preferred stocks represent shares of ownership in a corporation. Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved. Increases and decreases in earnings are usually reflected in a corporation’s stock price. Convertible securities are debt or preferred equity securities convertible into common stock. Usually, convertible securities pay dividends or interest at rates higher than common stock, but lower than other securities. Convertible securities usually participate to some extent in the appreciation or depreciation of the underlying stock into which they are convertible.

Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred securities are generally payable at the discretion of the issuer’s board and after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies. Preferred securities may be less liquid than common stocks. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred Shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred Shareholders have no voting rights with respect to the issuer unless distributions to preferred Shareholders have not been paid for a stated period, at which time the preferred Shareholders may elect a number of Trustees to the issuer’s board. Generally, once all the distributions have been paid to preferred Shareholders, the preferred Shareholders no longer have voting rights.

Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.

Private Investments in Public Equity. The Fund may gain exposure to securities issued in private investments in public equity transactions, commonly referred to as “PIPEs.” A PIPE investment involves the sale of equity securities, or securities convertible into equity securities, in a private placement transaction by an issuer that already has outstanding, publicly traded equity securities of the same class.

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Shares acquired in PIPEs are commonly sold at a discount to the current market value per share of the issuer’s publicly traded securities. Securities acquired in PIPEs generally are not registered with the SEC until after a certain period of time from the date the private sale is completed, which may be months and perhaps longer. PIPEs may contain provisions that require the issuer to pay penalties to the holder if the securities are not registered within a specified period. Until the public registration process is completed, securities acquired in PIPEs are restricted and, like investments in other types of restricted securities, may be illiquid. Any number of factors may prevent or delay a proposed registration. Prior to or in the absence of registration, it may be possible for securities acquired in PIPEs to be resold in transactions exempt from registration under the Securities Act. There is no guarantee, however, that an active trading market for such securities will exist at the time of disposition, and the lack of such a market could hurt the market value of the Fund’s investments. Even if the securities acquired in PIPEs become registered, or the Fund is able to sell the securities through an exempt transaction, the Fund may not be able to sell all the securities it holds on short notice and the sale could impact the market price of the securities.

Restricted Securities and Rule 144A Securities. The Fund may have exposure to “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the Securities Act or an exemption from registration. Regulation S under the Securities Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the Securities Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers. Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the Securities Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of the Fund’s illiquidity.

Where an exemption from registration under the Securities Act is unavailable, or where an institutional market is limited, the Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the Securities Act. In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Private Equity Fund Managers believe accurately reflects fair value.

Investments in Special Situation, Recapitalization, and Distressed Debt Transactions Risks. The Fund and Private Equity Investments can invest in securities of financially troubled companies or companies involved in work-outs (i.e., arrangements negotiated between a debtor and creditor to manage and resolve a debt), liquidations, reorganizations, recapitalizations, bankruptcies, and similar transactions and securities of highly leveraged companies. While these investments could offer the potential for high returns, they also bring with them correspondingly greater risks.

Investments in restructurings risk. The Fund may invest in restructurings that involve nonperforming, underperforming or other troubled assets that are experiencing or are expected to experience severe financial difficulties, which may never be overcome. Additionally, certain other investments of the Fund may become the subject of restructurings. Such restructurings could, in certain circumstances, subject the Fund to certain additional potential liabilities, which may exceed the value of the original investments therein. Under certain circumstances, payments to the Fund and distributions by the Fund to the Shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, a preferential payment, or similar transaction under applicable bankruptcy and insolvency laws. In addition, under certain circumstances, a

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lender that has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated or disallowed, or may be found liable for damages suffered by parties as a result of such actions. Furthermore, such restructurings could also subject the Fund to litigation risks or prevent it from disposing of securities. In any reorganization or liquidation proceeding relating to a portfolio company or the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Bankruptcy laws may hinder or delay the ability of the Fund to realize returns on restructurings, may lead to litigation which could be costly and impair the value of a restructuring or may result in restructurings which are not favorable to value. In a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged or disallowed, and its claims may be subordinated to the claims of other creditors.

Emerging Markets Investments Risk. The Fund may invest in non-U.S. securities of issuers in so-called “emerging markets” (or lesser developed countries, including countries that may be considered “frontier” markets). Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely.

Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign

14

investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurances that any or all of these capital markets will continue to present viable investment opportunities for the Fund.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. Governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.

The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

15

MANAGEMENT OF THE FUND

Further Information Regarding Management of the Fund

Information regarding the Trustees and Officers of the Fund, including brief biographical information, is set forth below.

Board of Trustees

The Trustees of the Fund, their ages, addresses, positions held, lengths of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other Directorships, if any, held by the Trustees, are shown below. The Trustees have been divided into two groups—Interested Trustees and Independent Trustees. As set forth in the Fund’s Declaration of Trust, each Trustee’s term of office shall continue until their death, resignation or removal. The address of each Trustee is care of the Secretary of the Fund at 900 North Michigan Avenue, Suite, 1100, Chicago, IL 60611.

Name, Position(s) Held with Registrant and Year of Birth*	Length of Time Served		Principal Occupation During Past 5 Years		Number of Funds in Fund Complex Overseen by Trustee**		Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
[ ]	[	]	[	]	[	]	[	]
Interested Trustee***
[ ]	[	]	[	]	[	]	[	]

*	[Each of the Independent Trustees serves on the Board’s Audit and Nominating and Governance Committees.]
**	“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser.
***	“Interested person,” as defined in the 1940 Act, of the Fund.

Officers

Certain biographical and other information relating to the officers of the Fund who are not Trustees, is set forth below, including their ages, addresses, positions held, lengths of time served and their principal business occupations during the past five years.

Name, Position(s) held with Registrant, Year of Birth and Address*	Length of Time Served		Principal Occupation During Past 5 Years
[ ]	[	]	[	]

*	The address of each officer is care of the Secretary of the Fund at [ ].

Biographical Information and Discussion of Experience and Qualifications of Trustees

The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this SAI, that each Trustee should serve as a Trustee of the Fund.

Independent Trustees

[ ]

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Interested Trustee

[ ]

Trustee Share Ownership

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies Overseen by the Trustee as of [ ], is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees:
[ ]	[	]	[	]
Interested Trustee:
[ ]	[	]	[	]

As the Fund is newly-offered, as of [ ], 2026, none of the Trustees or officers of the Fund, as a group, owned any Shares of the Fund.

As to each Independent Trustee and their immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Trustee Compensation

Our Trustees who do not also serve in an executive officer capacity for us or the Adviser are entitled to receive annual cash retainer fees and annual fees for serving as a committee chairperson, each paid quarterly, and may be reimbursed for expenses incurred in connection with service as a Trustee. The following table sets forth the anticipated compensation to be paid to the Fund’s Independent Trustees for the Fund’s initial fiscal year. We will not pay compensation to our Trustees who also serve in an executive officer capacity for the Fund or the Adviser.

Name of Person, Position	Aggregate Compensation from the Fund			Pension or Retirement Benefits Accrued As Part of Fund Expenses			Estimated Annual Benefits Upon Retirement			Total Compensation from Fund Complex
Independent Trustees
[ ]	$	[	]	$	[	]	$	[	]	$	[	]

Board Structure and Role of the Board in Risk Oversight

The 1940 Act requires that at least 40% of the trustees be independent trustees. Certain exemptive rules promulgated under the 1940 Act require that at least 50% of the Trustees be Independent Trustees. Currently, [three (3)] of the [five (5)] Trustees (60%) are Independent Trustees. The Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Board, regardless of whether the trustee happens to be independent or a member of management. Currently, [ ] serves as the Chairman of the Board and is an “interested person” of the Fund. In addition, [ ] serves as the lead Independent Trustee of the Board. The lead Independent Trustee, among other things, chairs executive sessions of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Fund’s management between Board meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. The

17

Board has determined that its leadership structure, in which the Chairman of the Board is an interested person of the Fund, is appropriate because the Independent Trustees believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Fund.

Investing in general and the operation of a Fund involve a variety of risks, such as investment risk, illiquidity risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Adviser, the Chief Compliance Officer, independent registered public accounting firm, counsel, and other parties, as appropriate, regarding risks faced by the Fund and the risk management programs of the Adviser and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Adviser and other service providers to the Fund. Although the risk management policies of the Adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Adviser, its affiliates or other service providers.

Compensation of the Portfolio Managers

[To be provided by amendment.]

Other Accounts Managed by Fund Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of [ ]: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Type of Account	Number of Accounts Managed		Total Assets Managed ($mm)		Number of Accounts Managed for which Management Fee is Performance- Based		Assets Managed for which Management Fee is Performance- Based ($mm)
[ ]
Registered Investment Companies	[	]	[	]	[	]	[	]
Other Pooled Investment Vehicles	[	]	[	]	[	]	[	]
Other Accounts	[	]	[	]	[	]	[	]

Securities Ownership of Portfolio Managers

The following table sets forth, for each Portfolio Manager, the aggregate dollar range of the Fund’s equity securities beneficially owned as of [ ].

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
None
None
None

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Codes of Ethics

The Fund, the Adviser and the Distributor, have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this Statement of Additional Information forms a part. In addition, the codes of ethics are available on the EDGAR database on the SEC’s website at http://www.sec.gov. Shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to GCM Grosvenor. The proxy voting policies and procedures of the GCM Grosvenor are set forth below. The guidelines are reviewed periodically by GCM Grosvenor and the Independent Trustees and, accordingly, are subject to change.

It is the policy of the Fund to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to GCM Grosvenor as a part of the Adviser’s general management of the Fund’s portfolio, subject to the continuing oversight of the Board. The Board has delegated such responsibility to GCM Grosvenor and directs GCM Grosvenor to vote proxies relating to portfolio securities held by the Fund consistent with the duties and procedures set forth below. GCM Grosvenor may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. GCM Grosvenor, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its Shareholders. In discharging this fiduciary duty, GCM Grosvenor must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling (855) 426-9321, and on the SEC’s website at http://www.sec.gov.

Background

Rule 206(4)-6 under the Advisers Act requires an SEC-registered investment adviser like GCM Grosvenor to implement proxy voting policies and procedures that are reasonably designed to ensure that the adviser votes requests to vote securities (“Proxy Requests”) in the best interests of its clients.

Pursuant to Rule 206(4)-6, the Adviser has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) that have been designed to ensure that GCM Grosvenor votes Proxy Requests in the best interests of its clients. The following subsections describe provisions of GCM Grosvenor’s Proxy Policies that are relevant to the Fund.

General Voting Standards

GCM Grosvenor seeks to take action on Proxy Requests in the best interests of account(s) managed by GCM Grosvenor (“GCM Grosvenor-Managed Accounts”) consistent with their investment objectives and constraints.

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Unless GCM Grosvenor has agreed to do otherwise, it does not vote on or make voting recommendations for Proxy Requests on behalf of GCM Grosvenor-Managed Accounts that involve a potential sacrifice of investment returns from the investment or assumption of greater investment risks for the purpose of promoting environmental, social, or governance goals.

However, when evaluating whether voting on or making a voting recommendation on a Proxy Request will be in the best interests of a GCM Grosvenor-Managed Account, GCM Grosvenor may treat environmental, social, or governance goals as economic factors when GCM Grosvenor believes that the goals present material business risks or opportunities that investment professionals, in general, would treat as economic considerations under generally accepted investment theories. A belief that advancing environmental, social, or governance goals will promote positive general market trends or industry growth that might benefit a particular issuer does not qualify as an economic factor.

When GCM Grosvenor determines that voting on or making a voting recommendation on a Proxy Request is in the best interests of a GCM-Grosvenor Managed Account, GCM Grosvenor may take such action even though doing so might also advance environmental, social, or governance goals that are not economic factors.

Reasonable Best Efforts to Vote and Abstentions

GCM Grosvenor uses reasonable best efforts to vote on or make voting recommendations on Proxy Requests in a timely manner. However, GCM Grosvenor may abstain from acting on Proxy requests under certain circumstances such as the following.

Timeliness of Receipt of Materials

•

GCM Grosvenor may abstain from voting on or making voting recommendations on a Proxy Request when GCM Grosvenor does not receive the Proxy Request with sufficient time prior to the voting cut-off date to consider the impact of the proposals and complete its evaluation procedures.

Lack of Adequate Information

•

GCM Grosvenor may abstain from voting on or making voting recommendations on a Proxy Request when GCM Grosvenor does not believe that the Proxy Request provides sufficient detail to support a decision.

Abstentions Where Cost of Consideration Outweighs Benefit

•

GCM Grosvenor may abstain from voting on or making voting recommendations on a Proxy Request when GCM Grosvenor believes that the expected cost or administrative burden of giving due consideration to the proposal does not justify the potential benefits to the affected GCM Grosvenor-Managed Account that might result from adopting or rejecting the proposal in question.

Public Companies – Share Blocking and Re-Registration

•

In certain countries, Shareholders that vote on an issuer’s proxy must deposit their shares with a designated depositary prior to the date of the meeting. The owner may not sell its shares until after the meeting when the shares are returned to the custodian. In countries that require shares to be blocked, GCM Grosvenor will consider the potential benefit of taking action on Proxy Requests and the resulting share blocking of the security to determine if GCM Grosvenor will consider voting.

•

In certain countries, an owner of a company’s shares must re-register the shares in order to take action on a proxy. Similar to share blocking, re-registration temporarily prevents a Shareholder from selling

20

shares. In countries that require re-registration, GCM Grosvenor will consider the potential benefit of taking action on Proxy Requests to determine if GCM Grosvenor will consider voting and re-registering the security.

In-Kind Distributions

•

When GCM Grosvenor-Managed Accounts receive publicly traded securities from underlying funds as in-kind distributions, GCM Grosvenor generally disposes of such securities as promptly as practicable under the circumstances. In these cases, GCM Grosvenor generally does not act on a related Proxy Request because GCM Grosvenor has no intention to hold such investments for long-term investment purposes. In circumstances where GCM Grosvenor’s Investment Committee elects to retain such securities, GCM Grosvenor would generally act on a Proxy Request.

Conflicts of Interest

GCM Grosvenor takes measures to identify and address conflicts of interest with respect to Proxy Requests. Generally, the proxy voting coordinator notifies GCM Grosvenor’s Investment Committee, Operations Committee and the Global Chief Compliance Officer (“Global CCO”) when it identifies a potential conflict of interest. In addition, an Investment Committee may identify conflicts of interest and notify the Global CCO or the proxy voting coordinator. Lastly, individuals that make decisions on how to vote proxies whether in their own capacity or as part of a committee, escalate to the Global CCO or the proxy voting coordinator any potential conflicts of interest they have with respect to a Proxy Request on which they are considering action.

The proxy voting coordinator, together with the Global CCO, determines the actions to be taken to address any conflicts of interest, which may include:

•	excluding a conflicted party from the decision-making process;

•	for GCM-Grosvenor Managed Accounts for which GCM Grosvenor makes voting recommendations on Proxy Requests, disclosing the conflicts to the appropriate parties;

•

for GCM Grosvenor-Managed Accounts for which GCM Grosvenor has the authority to take action on Proxy Requests, disclosing the conflict to the appropriate parties and obtaining consent to take specific action on the proposals;

•	engaging an independent third-party to recommend or determine the actions to be taken in response to the Proxy Request; or

•

designating separate investment sub-committee deal teams on behalf of one or more similarly situated group of GCM Grosvenor-Managed Accounts to evaluate and make recommendations with respect to such group’s interests.

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PORTFOLIO TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. In pursuing its investment objective, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund. Most of these transactions will be principal transactions at net prices for which the Fund will generally incur little or no brokerage costs.

With respect to other types of securities, the Fund may purchase securities in the over-the-counter market from an underwriter or dealer serving as market maker for the securities, in which case the price includes a fixed amount of compensation to the underwriter or dealer, and may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

The Adviser is responsible for arranging for the execution of the Fund’s portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and in accordance with the Adviser’s conflicts policy. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm’s reliability, integrity and financial condition and the firm’s execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There may be instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and their other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. The Management Fees that the Fund pays to the Adviser will not be reduced if the Adviser receive brokerage and research services. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

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CERTAIN ERISA CONSIDERATIONS

The following is a summary of certain considerations associated with the purchase of the Shares by (i) “employee benefit plans” that are subject to Title I of ERISA, (ii) plans, IRAs and other arrangements that are subject to Section 4975 of the Code or provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Other Plan Laws”), and (iii) entities whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i) and (ii) (each of the foregoing described in clauses (i), (ii) and (iii) referred to herein as a “Plan”).

General Fiduciary Matters

ERISA and the Code impose certain duties on persons who are fiduciaries of a Plan which is a Benefit Plan Investor (defined below) and prohibit certain transactions involving the assets of Benefit Plan Investor and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of a Benefit Plan Investor or the management or disposition of the assets of a Benefit Plan Investor, or who renders investment advice for a fee or other compensation to a Benefit Plan Investor, is generally considered to be a fiduciary of the Benefit Plan Investor. The term “benefit plan investor” (“Benefit Plan Investor”) is generally defined to include (a) “employee benefit plans” within the meaning of Section 3(3) of ERISA that are subject to Title I of ERISA, (b) “plans” within the meaning of Section 4975 of the Code to which the provisions of Section 4975 of the Code are applicable (including, without limitation, “Keogh” plans and IRAs) and (c) entities whose underlying assets include the assets of any such employee benefit plan or plan described in clauses (a) and (b) above by reason of such an employee benefit plan’s or plan’s investment in the entity (e.g., an entity of which 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors and which does not satisfy another exception under ERISA).

In considering an investment in the Shares of a portion of the assets of any Plan, a fiduciary should determine whether the investment is in accordance with the documents and instruments governing the Plan and the applicable provisions of ERISA, the Code or any Other Plan Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, the Code and any other applicable Other Plan Laws.

Prohibited Transaction Issues

Section 406 of ERISA and Section 4975 of the Code prohibit Benefit Plan Investors from engaging in specified transactions involving plan assets with persons or entities who are “parties in interest,” within the meaning of ERISA, or “disqualified persons,” within the meaning of Section 4975 of the Code, unless an exemption is available. A party in interest or disqualified person who engaged in a non-exempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the Benefit Plan Investor that engaged in such a non-exempt prohibited transaction may be subject to penalties and liabilities under ERISA and the Code.

Whether or not the underlying assets of the Fund were deemed to include “plan assets,” as described below, the acquisition and/or holding of the Shares by a Benefit Plan Investor with respect to which the Fund or the Adviser is considered a party in interest or a disqualified person may constitute or result in a direct or indirect prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code, unless the investment is acquired and is held in accordance with an applicable statutory, class or individual prohibited transaction exemption. In this regard, the U.S. Department of Labor has issued prohibited transaction class exemptions, or “PTCEs,” that may apply to the acquisition and holding of the Shares. These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1 respecting insurance company pooled separate accounts, PTCE 91-38 respecting bank collective investment funds, PTCE 95-60 respecting life insurance company general accounts and PTCE 96-23 respecting transactions determined by in-house asset managers. In addition, Section 408(17) of ERISA and Section 4975(d)(20) of the

23

Code provide relief from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions, provided that neither the issuer of the securities nor any of its affiliates (directly or indirectly) have or exercise any discretionary authority or control or render any investment advice with respect to the assets of any Benefit Plan Investor involved in the transaction and provided further that the Benefit Plan Investor pays no more than adequate consideration in connection with the transaction. Each of the above-noted exemptions contains conditions and limitations on its application. Fiduciaries of Benefit Plan Investors considering acquiring Shares in reliance on these or any other exemption should carefully review the exemption in consultation with counsel to assure it is applicable. There can be no assurance that all of the conditions of any such exemptions will be satisfied.

Plan Assets

Under ERISA and the regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Assets Regulation”), when a Benefit Plan Investor acquires an equity interest in an entity that is neither a “publicly-offered security” (within the meaning of the Plan Assets Regulation) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the underlying assets of the entity unless it is established either that less than 25% of the total value of each class of equity interest in the entity is held by Benefit Plan Investors or that the entity is an “operating company,” each as defined in the Plan Assets Regulation.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any Benefit Plan Investor investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any Benefit Plan Investor that becomes a Shareholder, solely as a result of the Benefit Plan Investor’s investment in the Fund.

Other Plans

Certain Plans, such as governmental plans and non-U.S. plans, may not be subject to ERISA or Section 4975 of the Code, but may be subject to provisions of Other Plan Laws which may restrict the type of investments such a Plan may make or otherwise have an impact on such a Plan’s ability to invest the Fund. Accordingly, each Plan, including governmental and foreign plans, considering an investment in the Shares should consult with their legal advisors regarding their proposed investment in the Shares.

Representation

By acceptance of the Shares, each purchaser and subsequent transferee of the Shares will be deemed to have represented and warranted that either (i) no portion of the assets used by such purchaser or transferee to acquire or hold the Shares constitutes assets of any Plan or (ii) the purchase and holding of the Shares by such purchaser or transferee will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or similar violation under any applicable Other Plan Laws.

Reporting of Indirect Compensation

Under ERISA’s general reporting and disclosure rules, certain Benefit Plan Investors subject to Title I of ERISA are required to file annual reports (Form 5500) with the U.S. Department of Labor regarding their assets, liabilities and expenses. To facilitate a plan administrator’s compliance with these requirements it is noted that the descriptions contained in the Prospectus of fees and compensation, including the Management Fee payable to the Adviser are intended to satisfy the disclosure requirements for “eligible indirect compensation” for which the alternative reporting option on Schedule C of Form 5500 may be available.

24

The foregoing discussion of ERISA, the Code and Other Plan Law issues should not be construed as legal advice. Fiduciaries of Plans should consult their own legal advisors with respect to issues arising under ERISA, the Code and applicable Other Plan Laws make their own independent decision regarding an investment in the Fund. The foregoing discussion is general in nature and is not intended to be all-inclusive. Each Plan fiduciary should consult with its legal advisors concerning the considerations discussed above before making an investment in the Fund. As indicated above, Other Plan Laws governing the investment and management of the assets of Plans that are not subject to Title I of ERISA or Section 4975 of the Code, such as governmental plans and non-U.S. plans, may contain fiduciary responsibility and prohibited transaction requirements similar to those under ERISA and Section 4975 of the Code. Accordingly such Plans, in consultation with their legal advisors, should consider the impact of their respective laws and regulations on an investment in the Fund and the considerations discussed above, if applicable.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shareholders who beneficially own more than 25% of the outstanding voting securities of the Fund may be deemed to be a “control person” of the Fund for purposes of the 1940 Act. As of [ ], the Fund had not commenced investment operations and the only Shares of the Fund were owned by an affiliate of the Adviser.

In connection with the Reorganization, the Anchor Investors will receive Class [I] Shares. The Adviser will bear the costs associated with the Reorganization. At the commencement of the Fund’s operations, the Anchor Investors will in the aggregate own of record and beneficially almost 100% of the outstanding Shares and one or more of them may be deemed to control the Fund. An Anchor Investor may continue to be deemed to control the Fund until such time as it owns 25% or less of the outstanding Shares. This ownership will fluctuate as other investors, subscribe for Shares and the Fund repurchases Shares in connection with any tender offers its Board may authorize. Depending on the size of this ownership interest at any given point in time, it is expected that one or more of the Anchor Investors will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of Shareholders.

26

FINANCIAL STATEMENTS

This SAI includes financial information regarding the Fund. The Fund’s financial statements have been audited by [ ].

[To be provided by amendment.]

27

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Part A: None.

Part B: Report of Independent Registered Public Accounting Firm, Statement of Assets and Liabilities, Statement of Operations, Notes to Financial Statements.(2)

(2)	Exhibits:

(a)

(1)	Certificate of Trust (1)

(2)	Declaration of Trust(2)

(b)	Bylaws(2)

(c)	Not applicable.

(d)	Form of Multiple Class Plan(2)

(e)	Form of Dividend Reinvestment Plan(2)

(f)	Not applicable.

(g)	Form of Investment Management Agreement(2)

(h)	(1) Form of Distribution Agreement(2)

(2)	Form of Financial Intermediary Agreement(2)

(3)	Distribution and Servicing Plan(2)

(i)	Not applicable.

(j)	Form of Custody Agreement(2)

(k)	(1) Form of Administration Agreement(2)

(2)	Form of Transfer Agency and Service Agreement(2)

(3)	Form of Expense Limitation and Reimbursement Agreement(2)

(l)	Opinion and Consent of Delaware Counsel(2)

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm(2)

(o)	Not applicable.

(p)	(1) Form of Initial Subscription Agreement(2)

(2)	Form of Investor Subscription Agreement(2)

(q)	Not applicable.

(r)	(1) Code of Ethics of Registrant(2)

(2)	Code of Ethics of Adviser(2)

(3)	Code of Ethics of Distributor(2)

(s)	Filing Fee Table(1)

(t)	Power of Attorney of the Registrant(2)

(1)	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on Form N-2 (File No. 333-292669), filed on January 12, 2026.
(2)	To be filed by amendment.

Item 26. Marketing Arrangements

See the Distribution Agreement and Financial Intermediary Agreement, forms of which will be filed as Exhibit (h)(1) and (h)(2), respectively, to this Registration Statement.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control with the Registrant

To be provided by amendment.

Item 29. Number of Holders of Securities

As of [ ]:

Title of Class	Number of Record Holders
Shares of Beneficial Ownership for Class [S]	[	]
Shares of Beneficial Ownership for Class [D]	[	]
Shares of Beneficial Ownership for Class [I]	[	]

Item 30. Indemnification

To be provided by amendment.

Item 31. Business and Other Connections of Investment Adviser

See “Management of the Fund” in Part B. The business or other connections of each director and officer of GCM Grosvenor Wealth L.P. is currently listed in its registration on Form ADV (File No. [ ]) and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

GCM Grosvenor Wealth L.P., the Registrant’s investment adviser, at 900 North Michigan Avenue, Suite 1100, Chicago, IL 60611-6558 (records relating to its functions as investment adviser).

[ ], the Registrant’s distributor, at [ ] (records relating to its functions as distributor).

[ ], the Registrant’s custodian, at [ ] (records relating to its functions as custodian).

[ ], the Registrant’s administrator, at [ ] (relating to its functions as administrator).

[ ], the Registrant’s transfer agent, at [ ] (relating to its functions as transfer agent).

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of this Form and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement

(b)

that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A)

each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)

each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)

if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes:

(a)

for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)

for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.

6.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and State of Illinois, on the 1st day of April, 2026.

GCM GROSVENOR PRIVATE EQUITY CAPITAL OPPORTUNITIES FUND

By:	/s/ Burke J. Montgomery
Name:	Burke J. Montgomery
Title:	Initial Trustee

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 1st day of April, 2026.

By:	/s/ Burke J. Montgomery
Name:	Burke J. Montgomery
Title:	Initial Trustee